                                                                   EXHIBIT 10.6




                          MASTER TRANSACTION AGREEMENT

                                  BY AND AMONG

                             PHYSICIANS TRUST, INC.

                                   OLD CLINIC

                          A.D. WALKER, JR., (A.P.M.C.)

                                     INDEX


                                                                                                                      PAGE
ARTICLE 1  DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.1   Asset Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2   Assumed Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.3   Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.4   Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.5   Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.6   Contribution Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.7   Disclosure Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.8   Environmental Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.10  ERISA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.11  Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.12  GAAP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.13  Governmental Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.14  Hazardous Wastes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.15  Indemnity Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.16  Initial Public Offering   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.17  Investment Representations Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.18  Management Services Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.19  Market Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.20  Medical Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.21  NASD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.22  NASDAQ  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.23  New Clinic  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.24  New Clinic Charter  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.25  New Clinic Bylaws   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.26  New Clinic Operating Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.27  New Clinic Organizational Minutes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.28  Nonmedical Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.29  Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.30  Old Clinic Audited Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.31  Old Clinic Balance Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.32  Old Clinic Balance Sheet Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.33  Physician Employment Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.34  Physician Indemnified Persons   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.35  Physician Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.36  Practice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.37  PTI Audited Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.38  PTI Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.39  PTI Indemnified Persons   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

         Section 1.40  Real Property Leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.41  Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.42  SEC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.43  Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.44  Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.45  Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.46  Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.47  Trading Day   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.48  Transaction Documents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE 2  RESTRUCTURING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.1   Pre-Closing Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.2   Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.3   Employment and Other Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 2.4   Execution of Management Services Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 2.5   Noncompetition and Confidentiality Covenants  . . . . . . . . . . . . . . . . . . . . . . . . .   8

ARTICLE 3 REPRESENTATIONS OF THE PHYSICIAN PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 3.1   Representations of the Physician Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 3.2   Representations of the Physician  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE 4  REPRESENTATIONS OF PTI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 4.1   Representations of PTI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE 5  PRE-CLOSING COVENANTS OF OLD CLINICAND THE PHYSICIAN  . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.1   Conduct of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.2   Access to Information and Records Before Closing  . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE 6  ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 6.1   Filing of Registration Statement; Other Action  . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 6.2   Compliance with Conditions Precedent; Further Assurances  . . . . . . . . . . . . . . . . . . .  23
         Section 6.3   Certain Notifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 6.4   Amendment to Schedules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 6.5   Physician Parties to Obtain Own Tax Advice  . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 6.6   Investment Representations and Covenants of Physician . . . . . . . . . . . . . . . . . . . . .  25
         Section 6.7   No Corporate Practice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.8   Current Public Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 6.9   Rule 144 Covenant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 6.10  Corporate Existence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE 7  CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 7.1  Conditions Precedent to the Obligations of All Parties . . . . . . . . . . . . . . . . . . . . .  28

         Section 7.2   Conditions Precedent to the Obligations of PTI  . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 7.3   Conditions Precedent to the Obligations of the Physician Parties  . . . . . . . . . . . . . . .  29

ARTICLE 8  CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 8.1   Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 8.2   Deliveries to PTI at the Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 8.3   Deliveries to the Physician Parties at the Closing  . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE 9  TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 9.1   Termination by Mutual Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 9.2   Termination by PTI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 9.3   Termination by the Physician Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 9.4   Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE 10  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 10.1  Indemnification by the Physician Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 10.2  Indemnification by PTI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 10.3  Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 10.4  Defense of Third Party Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 10.5  Payment of Losses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 10.6  Liquidated Damages; Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

ARTICLE 11  PIGGYBACK REGISTRATION RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 11.1  Registration Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 11.2  Covenants of PTI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 11.3  Covenants of the Physician  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 11.4  Indemnification of Physician  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 11.5  Indemnification of PTI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 11.6  Defense of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 11.7  Non-Transferability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

ARTICLE 12  ARBITRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
         Section 12.1  Scope   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 12.2  Arbitrators.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 12.3  Applicable Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

ARTICLE 13  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
         Section 13.1  Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 13.2  Remedies Not Exclusive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 13.3  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 13.4  Parties Bound   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 13.5  Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 13.6  Choice of Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

         Section 13.7   Entire Agreement; Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 13.8   Letter of Intent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 13.9   Reformation Clause  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 13.10  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 13.11  Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 13.12  Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 13.13  Announcements and Press Releases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 13.14  Antidilution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 13.15  No Tax Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 13.16  No Rights as Stockholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 13.17  Multiple Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 13.18  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 13.19  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48


EXHIBITS

         A       Asset Purchase Agreement
         B       Contribution Agreement
         C       Management Services Agreement
         D       New Clinic Charter
         E       New Clinic Bylaws
         F       New Clinic Operating Agreement
         G       New Clinic Organizational Minutes
         H       Subordinated, Non-negotiable Promissory Note
         I       Physician Employment Agreement
         J       Security Agreement
         K       General Bill of Sale, Conveyance, Transfer and Assignment and Agreement
                 Regarding Assumption of Liabilities

                          MASTER TRANSACTION AGREEMENT


         This Master Transaction Agreement ("Master Transaction Agreement"), dated and effective as of July 7, 1997, is by and among PHYSICIANS TRUST, INC., a Delaware corporation ("PTI"); A.D. WALKER, JR. (A.P.M.C.), a Louisiana professional medical corporation ("Old Clinic"); and A.D. WALKER, JR., M.D. ("Physician").

                                    RECITALS

         A. Physician is a physician licensed to practice medicine in the State of Louisiana. Physician currently conducts his orthopedic medical practice through Old Clinic.

         B. Physician desires to restructure his medical practice currently conducted through Old Clinic by consummation of the transactions described in this Master Transaction Agreement.

         C. The parties to this Master Transaction Agreement desire to set forth the terms and conditions upon which the restructuring described above shall be accomplished and to agree upon other matters set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                             ARTICLE 1  DEFINITIONS

         For purposes of this Master Transaction Agreement, the following terms, in addition to other capitalized terms used in this Master Transaction Agreement that are defined elsewhere herein, shall have the meanings set forth herein.

         Section 1.1 Asset Purchase Agreement. The Asset Purchase Agreement to be executed by and between PTI and Old Clinic, substantially in the form set forth in Exhibit A.

         Section 1.2 Assumed Obligations. As defined in Section 2.3 of the Asset Purchase Agreement.

         Section 1.3 Closing. The closing of the transactions contemplated by this Master Transaction Agreement.

         Section 1.4  Closing Date.  As defined in Section 2.2 hereof.

         Section 1.5  Code.  The Internal Revenue Code of 1986, as amended.

         Section 1.6 Contribution Agreement. The Contribution Agreement to be executed between the Physician and New Clinic substantially in the form set forth in Exhibit B.

         Section 1.7 Disclosure Schedule. The disclosure schedule attached hereto setting forth, with reference to the applicable section and subsection of this Master Transaction Agreement, certain information and exceptions to the representations, warranties and covenants of the Physician Parties.

         Section 1.8 Environmental Claim. As defined in Section 10.1(a)(iv) hereof.

         Section 1.9  Environmental Laws.  As defined in Section 3.1(m) hereof.

         Section 1.10  ERISA.  As defined in Section 3.1(l) hereof.

         Section 1.11 Exchange Act. The Securities Exchange Act of 1934, as amended.

         Section 1.12 GAAP. Generally accepted accounting principles, consistently applied.

         Section 1.13 Governmental Authority. Any national, state, provincial, local or tribal governmental, judicial or administrative authority or agency.

         Section 1.14  Hazardous Wastes.  As defined in Section 3.1(m) hereof.

         Section 1.15  Indemnity Loss.  As defined in Section 10.1(a) hereof.

         Section 1.16 Initial Public Offering. The initial public offering of PTI Common Stock contemplated by the Registration Statement.

         Section 1.17 Investment Representations Schedules. The schedule attached hereto setting forth exceptions to the Physician's representations, warranties and covenants set forth in Section 6.6 hereof.

         Section 1.18 Management Services Agreement. The Management Services Agreement to be executed between PTI and New Clinic substantially in the form set forth in Exhibit C.

         Section 1.19 Market Price. The market price per share of PTI Common Stock determined in the following manner: (i) the closing price (which shall be the last reported sales price, or, in case no such sales take place on such date, the average of the closing bid and the asked prices) per share of the PTI Common Stock on the principal national securities exchange on which the PTI Common Stock is then listed or admitted to trading, if the PTI Common Stock is then listed or admitted to trading on any national securities exchange; (ii) if the PTI Common Stock is not then so listed on a national securities exchange, the average of the closing bid and asked prices of the PTI Common Stock in the over-the-counter market as reported by NASDAQ; (iii) if the PTI

Common Stock is not then quoted by NASDAQ, as furnished by any member of NASD selected by PTI for that purpose; or (iv) if no member of NASD furnishes quotes with respect to the PTI Common Stock, an amount determined in good faith by the board of directors of PTI.

         Section 1.20 Medical Assets. As defined in Section 2.2 of the Asset Purchase Agreement.

         Section 1.21  NASD.  The National Association of Securities Dealers,
Inc.

         Section 1.22 NASDAQ. The National Association of Securities Dealers Automated Quotation System.

         Section 1.23 New Clinic. Bayou Orthopedic Center, A Professional Medical Corporation, a Louisiana professional medical corporation formed in accordance with the terms of this Master Transaction Agreement.

         Section 1.24  New Clinic Charter.   The Articles of Incorporation of
New Clinic substantially in the form set forth in Exhibit D.

         Section 1.25 New Clinic Bylaws. The bylaws of New Clinic substantially in the form set forth in Exhibit E.

         Section 1.26 New Clinic Operating Agreement. The operating agreement of New Clinic substantially in the form set forth in Exhibit F.

         Section 1.27 New Clinic Organizational Minutes. The organizational minutes of New Clinic substantially in the form set forth in Exhibit G.

         Section 1.28 Nonmedical Assets. As defined in Section 2.1 of the Asset Purchase Agreement.

         Section 1.29 Note. The subordinated, non-negotiable promissory note to be delivered to Physician at the Closing pursuant to this Master Transaction Agreement substantially in the form set forth in Exhibit H.

         Section 1.30  Old Clinic Audited Financial Statements.  As defined in
Section 3.1(d) hereof.

         Section 1.31 Old Clinic Balance Sheet. As defined in Section 3.1(d) hereof.

         Section 1.32 Old Clinic Balance Sheet Date. As defined in Section 3.1(d) hereof.

         Section 1.33 Physician Employment Agreement. The Physician Employment Agreement to be executed between Physician and New Clinic substantially in the form set forth in Exhibit I.

         Section 1.34  Physician Indemnified Persons.  As defined in Section
10.2 hereof.

         Section 1.35  Physician Parties.  The Physician and Old Clinic.

         Section 1.36 Practice. The orthopedic, medical and all other related health-care practices conducted from time to time by Old Clinic prior to Closing and New Clinic on and after the Closing.

         Section 1.37 PTI Audited Financial Statements. As defined in Section 4.1(e) hereof.

         Section 1.38 PTI Common Stock. The Common Stock, par value $.001 per share, of PTI.

         Section 1.39 PTI Indemnified Persons. As defined in Section 10.1(a) hereof.

         Section 1.40 Real Property Leases. As defined in Section 2.1(h) of the Asset Purchase Agreement.

         Section 1.41 Registration Statement. As defined in Section 6.1(a) hereof.

         Section 1.42  SEC.  The Securities and Exchange Commission.

         Section 1.43 Securities. The Note and the shares of PTI Common Stock to be issued to the Physician pursuant to this Master Transaction Agreement.

         Section 1.44  Securities Act.  The Securities Act of 1933, as amended.

         Section 1.45  Taxes.  As defined in Section 3.1(j) hereof.

         Section 1.46  Termination Date.  As defined in Section 9.4 hereof.

         Section 1.47 Trading Day. Any day on which the New York Stock Exchange Inc. or any successor entity is open for trading, or if the New York Stock Exchange, Inc. and its successors cease to conduct a securities trading business, any day on which any national securities exchange is open for trading.

         Section 1.48 Transaction Documents. This Master Transaction Agreement, the Contribution Agreement, the Physician Employment Agreement, the Management Services Agreement, the New Clinic Charter, the New Clinic Bylaws, the New Clinic Operating Agreement, the New Clinic Organizational Minutes, the Note, the Asset Purchase Agreement, the joinder of New Clinic contemplated by
Section 2.1(c) hereof and each other document and instrument executed and delivered at this Closing.

                            ARTICLE 2  RESTRUCTURING

         Section 2.1 Pre-Closing Actions. Prior to the Closing, the following actions shall occur in the order set forth in this Section 2.1:

                 (a) the Physician and Old Clinic shall terminate any existing employment and other agreements, oral, written or otherwise, between the Physician and Old Clinic;

                 (b) the Physician shall cause New Clinic to be duly organized and, to that end, shall cause (i) the New Clinic Charter to be filed with the Secretary of State of the State of Louisiana, (ii) the New Clinic Bylaws to be executed and delivered, (iii) the New Clinic Operating Agreement to be executed and delivered, (iv) the New Clinic Organizational Minutes to be approved and (v) interests of New Clinic to be issued to the Physician in the amount set forth in the New Clinic Organizational Minutes for the consideration described therein; and

                 (c) New Clinic shall execute and deliver a joinder to this Master Transaction Agreement pursuant to which it agrees to be bound by the terms and provisions of this Article 2, Section 6.7 and
         Article 12 hereof.

         Section 2.2 Closing. The Closing shall take place at 10:00 a.m., local time, at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith Street, Suite 1400, Houston, Texas, on the first day following the satisfaction of each condition set forth in Article 7 hereof, including consummation of the transactions contemplated by the Initial Public Offering. The date on which the Closing occurs is hereinafter referred to as the "Closing Date." At the Closing, the steps set out below will occur as provided herein.

                 (a) Asset Purchase Agreement. Old Clinic and PTI shall execute and deliver the Asset Purchase Agreement, and subject to its terms and conditions, on the Closing Date the Old Clinic shall transfer, assign, convey and deliver the Assets to PTI, free and clear of all security interests, liens, claims and encumbrances (other than statutory liens arising in the ordinary course of business or other liens that do not materially detract from the value or interfere with the use of such properties or assets), PTI shall accept and acquire the Assets from Old Clinic, and assume the Assumed Liabilities, and PTI shall pay to Old Clinic the purchase price provided in the Asset Purchase Agreement.

                 (b) Distribution of Medical Assets; Dissolution of Old Clinic. After the occurrence of the events described in Subsection (a) of this Section 2.2, Old Clinic shall dissolve and convey, assign and distribute its remaining assets (consisting solely of cash and Medical Assets) to the Physician.

                 (c) Contribution of Medical Assets. After the occurrence of the events described in Subsection (b) of this Section 2.2, Physician and New Clinic shall execute and deliver a Contribution Agreement pursuant to which the Physician shall contribute his undivided interest in the Medical Assets to New Clinic.

         Section 2.3 Employment and Other Arrangements. At the Closing, after the occurrence of the events described in Section 2.2, New Clinic and the Physician shall execute and deliver the Physician Employment Agreement, complete with the noncompetition covenant attached thereto and forming a part thereof, and the New Clinic Operating Agreement.

         Section 2.4 Execution of Management Services Agreement. At the Closing, after the occurrence of the events described in Section 2.3, PTI and New Clinic shall execute and deliver the Management Services Agreement, and in consideration of causing New Clinic to execute and deliver the Management Services Agreement, PTI shall deliver the following consideration to the Physician in the amounts and on the dates set forth below:

                 (a) At the Closing, PTI shall deliver to Physician cash in the amount of $555,000. Payment of the cash amount may be made, at the election of PTI, by delivery of a PTI check or by wire transfer to bank accounts designated by the Physician.

                 (b) At the Closing, PTI shall deliver to the Physician a Note in the original principal amount of $525,000. Such Note shall bear interest at 7% per annum with interest paid annually. The principal shall be paid in three separate payments of $175,000, $175,000, and $175,000, on the third, fourth, and fifth anniversaries of the Closing, respectively. Provided, however, that, to secure for PTI the benefits contemplated by this Master Transaction Agreement, and as an additional inducement for the performance by Physician of his obligations hereunder and under the Physician Employment Agreement, and in recognition that PTI's obligation to deliver cash and securities to the Physician hereunder was incurred in reliance on the assurances of the Physician contained in the respective Transaction Documents, and that a material violation of the covenants and obligations of Physician contained in any of the Transaction Documents would result in a failure of consideration to PTI:

                 (i) in the event that PTI is entitled to indemnification from Physician pursuant to Sections 10.1, 10.4 or 11.5 hereof, then PTI, at its sole discretion, shall be entitled to set off any amount up to the full amount of all Indemnity Losses and other payments entitled to be received by PTI from the Physician pursuant to such provisions as provided in Section 10.5 below; and

                 (ii) in the event that the Physician Employment Agreement between New Clinic and Physician is terminated prior to the fifth anniversary of the Closing Date, by New Clinic "for cause" (as defined in the Physician Employment Agreement) or as a result of a Physician Termination (as defined in the Physician Employment Agreement), then PTI, at PTI's sole discretion, shall be entitled to cancel and set off all amounts payable under the Note (or any renewal or replacement thereof) delivered to the Physician pursuant to this

         Section 2.4(b), and upon such election by PTI, such Note shall be deemed canceled, discharged and paid in full, and the Physician shall redeliver such Note to PTI; provided, however, that in no event shall PTI have any right to set-off against, cancel or recover any amount payable to Physician under such Note after such amount has been paid to such Physician.

                 (c) At any time after two years following the Closing Date, at the election of the Physician, PTI will issue and deliver to the Physician, such number of validly issued, fully paid and nonassessable shares of PTI Common Stock having an aggregate value of $600,000, based upon the Initial Public Offering Price; provided, that notwithstanding the foregoing, no fractional share of PTI Common Stock will be issued and in lieu thereof, the Physician will be entitled to receive a cash payment reflecting the Physician's proportionate interest in a share of PTI Common Stock multiplied by the Initial Public Offering Price; provided, however, that, to secure for PTI the benefits contemplated by this Master Transaction Agreement, and as an additional inducement for the performance by the Physician of his obligations hereunder and under the Physician Employment Agreement, and in recognition that PTI's obligation to deliver cash and securities to the Physician hereunder was incurred in reliance on the assurances of the Physician contained in the respective Transaction Documents, and that a material violation of the covenants and obligations of the Physician contained in any of the Transaction Documents would result in a failure of consideration to PTI:

                 (i) in the event that PTI is entitled to indemnification from the Physician pursuant to Sections 10.1, 10.4 or 11.5 hereof, then PTI, at its sole discretion, shall be entitled to set off any amount up to the full amount of all Indemnity Losses and other payments entitled to be received by PTI from Physician, as provided in Section
         10.5 below, by canceling a number of shares of PTI Common Stock entitled to be received by the Physician hereunder, and by terminating PTI's obligation to deliver such shares to the Physician, which represent an amount, valued at the average Market Price per share during the ten Trading Days immediately preceding the date payment was due under Section 10.5, which is equal to the amount of such Indemnity Losses and other payments due to PTI which PTI has elected to set off; and

                 (ii) in the event that the Physician Employment Agreement between New Clinic and the Physician is terminated prior to the fifth anniversary of the Closing Date by New Clinic for "cause" (as defined in the Physician Employment Agreement) or as a result of a Physician Termination (as defined in the Physician Employment Agreement), then PTI, at PTI's sole discretion, shall be entitled to cancel any and all shares of PTI Common Stock entitled to be received by Physician hereunder and PTI shall be entitled to terminate its obligation to deliver any and all such shares to be delivered to the Physician pursuant to this Section 2.4(c), and upon such election by PTI, all such shares, and all Physician rights with respect thereto, shall be deemed canceled, discharged and terminated in all respects; provided, however, that in no event shall PTI have any right to set-off against, cancel or recover any shares of PTI Common Stock after such shares have been delivered to such Physician.

                 (d) PTI's remedies provided in Sections 2.4(b) and 2.4(c) above are not, and shall not be deemed to be, exclusive remedies for breach of any provision of this Agreement or any other Transaction Document, and PTI may elect to exercise any or all applicable remedies available under such Sections, together with any or all other remedies available to PTI under the Transaction Documents, and any or all remedies available at law or in equity.

                 (e) With regard to Physician hereunder, provided that Physician is not in default or other breach under the terms of any Transaction Documents, in the event that (i) PTI defaults in payments of principal or interest due under terms of its Note delivered to Physician, and PTI fails to cure such default within any applicable grace period provided in such instrument, or (ii) PTI fails to issue and deliver duly authorized, validly issued, fully paid and nonassessable shares of PTI Common stock within sixty days following written notice from Physician of his election to take delivery of such shares pursuant to Section 2.4(c) above, or (iii) PTI or its affiliates, successors or assigns, breaches any obligation owed to New Clinic or Physician under this Master Transaction Agreement or any agreement executed pursuant to the provisions hereof and fails to cure such breach as provided in the applicable agreement, then, in either such event, upon ninety days' prior written notice from such Physician to PTI: (") Physician at his option shall be entitled to repurchase the assets acquired by PTI pursuant to the Asset Purchase Agreement pursuant to the terms and conditions provided therein, except that the Physician shall assume the role of buyer, and PTI shall assume the role of seller; (B) the purchase price for all such assets shall be an amount equivalent to the book value thereof; (C) concurrently with closing of the Physician's repurchase of assets, Physician, New Clinic and PTI will each consent to termination of all obligations arising under Physician Employment Agreement, and each will agree to immediate termination of all compensation payable thereunder for periods after the repurchase closing date; (D) PTI's remaining payment obligations under this Master Transaction Agreement, including all payment obligations under the Note and all obligations to deliver PTI Common Stock, shall be deemed canceled, discharged and terminated in all respects; (E) the Management Services Agreement will be terminated, canceled and discharged; and (F) Physicians shall be entitled to retain all cash and PTI Common Stock previously paid or delivered to him. In any such event, PTI, New Clinic and Physician shall execute all documents and instruments reasonably required to consummate the transactions described above; and PTI shall use its reasonable best efforts to insure that Physician acquires such assets free and clear of any liens.

         Section 2.5 Noncompetition and Confidentiality Covenants. In connection with the consummation of the transactions contemplated by this Master Transaction Agreement, and by executing and delivering certain of the other Transaction Documents, the Physician Parties and New Clinic will be entering into certain noncompetition and confidentiality covenants. The

Physician Parties and New Clinic recognize that such covenants are an essential part of the transactions contemplated by this Master Transaction Agreement and certain other Transaction Documents and that, but for the contemplated agreement of the Physician Parties to comply with such covenants, PTI would not have entered into this Master Transaction Agreement.

              ARTICLE 3  REPRESENTATIONS OF THE PHYSICIAN PARTIES

         Section 3.1 Representations of the Physician Parties. The Physician Parties jointly and severally represent and warrant to PTI that:

                 (a) Organization, Valid Authorization and Good Standing. Old Clinic is a Louisiana professional medical corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana. New Clinic will be a professional medical corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana on and after the Closing Date. Old Clinic has the power and authority to own all of its properties and assets and to conduct the Practice prior to the Closing Date. New Clinic will have the power and authority to own all of its properties and assets and to conduct the Practice on and after the Closing Date. Old Clinic has, and New Clinic will have, the power and authority to enter into the Transaction Documents to which it is a party and to carry out its obligations thereunder. The execution and delivery of the Transaction Documents to which Old Clinic will be a party and the consummation of the transactions contemplated thereby have been duly and validly authorized by Old Clinic, and no other corporate or other proceedings on the part of Old Clinic are necessary to authorize such Transaction Documents and the transactions contemplated thereby. The execution and deliver of the Transaction Documents to which New Clinic will be a party and the consummation of the transactions contemplated thereby will be duly and validly authorized by New Clinic, and no other corporate or other proceedings on the part of New Clinic will be necessary to authorize such Transaction Documents and the transactions contemplated thereby. This Master Transaction Agreement has been duly and validly executed and delivered by Old Clinic and constitutes the valid and binding agreement of Old Clinic enforceable against it in accordance with its terms. Each Transaction document executed and delivered by Old Clinic or New Clinic will upon such execution and deliver constitute the valid and binding agreement of such party enforceable against it in accordance with its terms, except as enforcement in general may be limited by any applicable bankruptcy, insolvency, reorganization or other laws affecting creditor's rights generally or by the application of equitable remedies.

                 (b) Compliance. Except as disclosed on the Disclosure Schedule, the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby by Old Clinic and New Clinic will not (i) violate any provision of their respective organizational documents, (ii) violate any material provisions of or result in the breach of or entitle any part to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, any mortgage, lien, lease, contract, license, instrument or any other agreement to which Old Clinic is a party or New Clinic, on the Closing Date, will be a party,
         (iii) result in the creation or imposition of any material lien, charge, pledge, security interest or other material encumbrance upon any property of Old Clinic or New Clinic or (iv) to the best of the Physician Parties' knowledge, violate or conflict with any order, award, judgment or decree or other material restriction or any law, ordinance or regulation to which Old Clinic or New Clinic or its property is or will be subject.

                 (c) Approvals. To the best of Physician Parties' knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other person is required in connection with the execution and delivery of the Transaction Documents by Old Clinic or New Clinic or the consummation by it of the transactions contemplated thereby, except for those consents or approvals set forth in the Disclosure Schedule.

                 (d) Financial Statements. Old Clinic has furnished to the PTI Old Clinic's audited financial statements for the year ended December 31, 1995, and for the nine months ended September 30, 1996, consisting of a balance sheet, the related statements of income and changes in stockholders' equity, (collectively, the "Audited Financial Statements"). Except as disclosed on the Disclosure Schedule, Old Clinic's Audited Financial Statements (i) have been prepared in accordance with GAAP, (ii) are true, complete and correct in all material respects as of the respective dates and for the respective periods above stated and (iii) fairly present the financial position of Old Clinic at such dates and the results of its operations for the periods ended on such dates. Except as set forth in the Disclosure Schedule, each of Old Clinic's Audited Financial Statements reflects all of the liabilities and obligations of Old Clinic that are required to be reflected or disclosed therein in accordance with GAAP. For purposes of this Master Transaction Agreement, the balance sheet of Old Clinic included in Old Clinic's Audited Financial Statements is referred to as the "Old Clinic Balance Sheet" and the date thereof is referred to as the "Old Clinic Balance Sheet Date."

                 (e) Undisclosed Liabilities. To the best of the Physician Parties' knowledge, Old Clinic does not have any liability (whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether due or to become due, and whether choate or inchoate) individually or in the aggregate in excess of $5,000, and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against Old Clinic giving rise to any liability, except as set forth on Old Clinic Balance Sheet, or on the Disclosure Schedule.

                 (f) Absence of Changes or Events. Except as set forth on the Disclosure Schedule, since the Old Clinic Balance Sheet Date, Old Clinic has conducted the Practice only in the ordinary course of business, and Old Clinic has not:

                              (i)   Incurred any obligation or liability,
                 absolute, accrued, contingent or otherwise, whether due or to become due, whether individually or in the aggregate, that has had or might have a material adverse effect on Old Clinic or the Practice;

                              (ii) Pledged or subjected to any material lien, charge, security interest or any other encumbrance or restriction on any of its assets;

                              (iii) Sold, transferred, leased to others or otherwise disposed of any of its assets material to the operation of the Practice, except in the ordinary course of the business of Old Clinic;

                              (iv) Canceled or compromised any material debt or claim, or waived or released any right of substantial value;

                              (v) Received any notice of termination of any contract, lease or other agreement, or suffered any damage, destruction or loss that, individually or in the aggregate, has had or might have a material adverse effect on Old Clinic or the Practice;

                              (vi) Instituted, settled or agreed to settle any litigation, action, proceeding or arbitration;

                              (vii)  Failed to replenish its inventory or
                 supplies in a normal and customary manner or made any material purchase commitment other than in the ordinary course of business of Old Clinic;

                              (viii)  Failed to pay any accounts or note
                 payable or any other obligations on a timely basis consistent with the practices of Old Clinic during the three-month period ending with the date of execution of the letter of intent among PTI and the Physician Parties;

                              (ix)  Entered into any material transaction,
                 contract or commitment other than in the ordinary course of the business of Old Clinic;

                              (x)   Suffered any event or events, whether
                 individually or in the aggregate, that has had or could be reasonably expected to have a material adverse effect on the financial condition, results of operations, properties, assets, liabilities, business, operations or prospects of Old Clinic or the Practice;

                              (xi) Made any material change in the rate of compensation, commission, bonus or other remuneration payable, or paid or agreed to pay any material bonus, extra compensation, pension, severance or vacation pay, to any partner or employee;

                              (xii) Issued any equity interests, declared or paid any distribution or entered into any agreement or understanding to do or engage in any of the foregoing actions;

                              (xiii) Engaged in any activities or practices
                 other than the Practice; or

                              (xiv) Entered into any agreement or made any commitment to take any of the actions described in Subsections
                 (i) through (xiii) inclusive of this Section 3.1(f).

                 (g) Litigation. Except as disclosed on the Disclosure Schedule, there are no material claims, actions, suits, proceedings (arbitration or otherwise) or investigations pending or, to the best of the Physician Parties' knowledge, threatened against Old Clinic or the Practice at law or in equity in any court or before or by any Governmental Authority, and, to the best of the Physician Parties' knowledge, there are no, and have not been any, facts, conditions or incidents that may result in any such actions, suits, proceedings (arbitration or otherwise) or investigations. To the best of the Physician Parties' knowledge, neither Old Clinic nor the Practice is in default in respect of any judgment, order, writ, injunction or decree of any court or other Governmental Authority.

                 (h) Permits; Compliance with Laws. Old Clinic has all permits, licenses, orders, and approvals of all Governmental Authorities material to the conduct of the Practice, a true and correct list of which is set forth on the Disclosure Schedule. To the best of the Physician Parties' knowledge, all such permits, licenses, orders and approvals are in full force and effect, and no suspension or cancellation of any of them is pending or threatened. To the best of the Physician Parties' knowledge, none of such permits, licenses, orders or approvals, and no application for any of such permits, licenses, orders or approvals, will be adversely affected by the consummation of the transactions contemplated by this Master Transaction Agreement or any other Transaction Document. Except as set forth on the Disclosure Schedule, no consent or approval is required for, and no other impediment or restriction exists that will prohibit or limit, the transfer of any of such permits, licenses, orders and approvals (and any applications therefor) in accordance with the terms of the Transaction Documents. The Physician Parties have not received any written notice of violation that Old Clinic in its conduct of the Practice has not complied in any material respects with any rule or regulation of any Governmental Authority having authority over Old Clinic, including without limitation, agencies concerned with occupational safety, environmental protection, employment practices, and Medicare and

         Medicaid requirements applicable to Old Clinic's billing procedures (except denials of claims in the ordinary course of business).

                 (i) Insurance. The Disclosure Schedule sets forth a complete and correct list of all insurance policies obtained and maintained by Old Clinic or the Physician in connection with the operation of the Practice. Such insurance policies are in full force and effect, and all premiums due on such policies have been paid. The insureds under each such policy have complied in all material respects with the provisions of all such policies. Except as set forth on the Disclosure Schedule, no consent or approval is required for, and no other impediment or restriction exists that will prohibit or limit, the transfer of any such insurance policies included within the Nonmedical Assets in accordance with the terms of the Asset Purchase Agreement. Old Clinic and the Physician have made available to PTI complete and correct copies of all such policies, together with all riders and amendments thereto. Old Clinic and the Physician have also set forth on the Disclosure Schedule a list of malpractice insurance policies previously maintained within the last ten (10) years by them. They have also set forth on such Disclosure Schedule a list of all malpractice claims and similar types of claims, actions or proceedings asserted against any of the Physician or Old Clinic at any time within the last ten (10) years.

                 (j) Tax Matters. To the best of the Physician Parties' knowledge, all federal, state, local and foreign tax returns required to be filed by Old Clinic prior to the date hereof have been filed on a timely basis with the appropriate Governmental Authorities in all jurisdictions in which such returns are required to be filed and all such returns are true and correct. To the best of the Physician Parties' knowledge, all federal, state, local and foreign income, franchise, sales, use, property, and all other taxes, fees, assessments or other governmental charges (including withholding taxes), and all interest and penalties thereon (all of the foregoing, collectively "Taxes") due from, or properly accruable by, Old Clinic with respect to taxable periods ending on or prior to, and the portion of any interim period through, the date hereof have been fully and timely paid or, in the case of Taxes for which payment is not yet required, properly and fully accrued for on Old Clinic Audited Financial Statements (or, in the case of Taxes that have accrued since Old Clinic Balance Sheet Date, on Old Clinic Audited Financial Statements). PTI will not after the Closing owe, or be liable directly or indirectly, to any other person or entity for any taxes imposed upon Old Clinic. Old Clinic is not currently the subject of any audit, examination or any similar investigation by any Governmental Authority. The Disclosure Schedule sets forth all audits, examinations or similar investigations of Old Clinic by any Governmental Authority since January 1, 1991. The consummation of the transactions contemplated by the Asset Purchase Agreement will not be subject to any sales or other transfer tax of any state or local taxing authority.

                 (k) Contracts. Set forth on the Disclosure Schedule is a complete and correct list of all material agreements, contracts and commitments, written or oral, to which Old Clinic is a party or by which it or any of its properties or the Practice is bound, including without limitation: (i) mortgages indentures, note, letters of credit, security agreements and other agreements and instruments relating to the borrowing of money by or extension of credit to or by Old Clinic; (ii) employment and consulting agreements, employee benefit, profit-sharing and retirement plans and all collective bargaining agreements; (iii) all joint venture or partnership agreements to which Old Clinic is a party; (iv) licenses of software and any patent, trademark and other intellectual property rights; (v) agreements or commitments for capital expenditures; (vi) brokerage or finder's agreements; (vii) agreements regarding clinical research; and
         (viii) agreements with payors, leases for real or personal property and contracts to provide medical or healthcare services. Old Clinic has made available to PTI complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate descriptions of all oral agreements, set forth on the list on the Disclosure Schedule. All such agreements, contracts and commitments are in full force and effect and, to the best of the Physician Parties' knowledge, all parties thereto have performed all material obligations required to be performed by them to date, are not in default in any material respect thereunder, and have not violated any representation or warranty, explicit or implied, contained therein. No claim or default by any party has been made or is now pending under any such agreement, contract or commitment, and, to the best of the Physician Parties' knowledge, no event has occurred and is continuing that with notice or the passing of time or both would constitute a default thereunder or would excuse performance by any party thereto. Except as set forth in the Disclosure Schedule, no consents or approvals are required under the terms of any agreement listed on the Disclosure Schedule in connection with any of the transactions contemplated by the Transaction Documents including, without limitation, the transfer of any such agreement pursuant to the Asset Purchase Agreement.

                 (l) Employee Benefit Plans. Except as set forth on the Disclosure Schedule, neither Old Clinic nor any other entity, whether or not incorporated, which is deemed to be under common control (as defined in Section 414 of the Code or 4001(b) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with Old Clinic ("Commonly Controlled Entity") maintains or contributes to any employee pension benefit plan (as defined in Section 3(2) of ERISA) that is a defined contribution plan described in Section 3(34) of ERISA or Section 414(i) of the Code, or that is a defined benefit plan described in Section 3(35) of ERISA or Section 414(j) of the Code, and that gives, or will give, rise to any liability of Old Clinic for (i) any premium payments due under Section 4007 of ERISA with respect to any such defined benefit plan, or (ii) any unpaid minimum funding contributions that would result in the imposition of a lien on any assets of Old Clinic pursuant to Section 412(c)(11) of the Code or Section 302(c)(11) of ERISA. Neither Old Clinic nor any Commonly Controlled Entity sponsors or sponsored, or maintains or maintained, any defined benefit plan (described in the immediately preceding sentence) that has been, or will be, terminated in a manner that would result in any liability of Old Clinic to the Pension Benefit Guaranty Corporation or that would result in the imposition of a lien on any assets of Old Clinic pursuant to Section 4068 of ERISA.

         At no time during the five (5) consecutive year period immediately preceding the first day of the year in which the Closing Date occurs has Old Clinic or any Commonly Controlled Entity participated in or contributed to any multiemployer plan defined in Section 4001(a)(3) of ERISA, or Section 414(f) of the Code, nor during such period has Old Clinic or any Commonly Controlled Entity had an obligation to participate in or contribute to any such multiemployer plan. Except as set forth on the Disclosure Schedule, Old Clinic is not obligated under any agreement or other arrangement pursuant to which compensation or benefits will become payable as a result of the consummation of the transactions contemplated in this Master Transaction Agreement. Neither Old Clinic nor any of its respective directors, officers, employees or agents, has, with respect to any employee benefit plan (as defined in Section 3(3) of ERISA), that is or has been established by or contributed to, or with respect to which costs or liabilities are accrued by Old Clinic engaged in any conduct that would result in any material taxes or penalties on prohibited transactions under Section 4975 of the Code or under Section 502(i) or
         (1) of ERISA or in breach of fiduciary duty liability under Section 409 of ERISA which, in the aggregate, could be material to the business, financial condition or results of operation of Old Clinic, taken as a whole, and no actions, investigations, suits or claims with respect to the fiduciaries, administrators or assets of any such employee benefit plan (other than routine claims for benefits) is pending or threatened, which, in the aggregate, could reasonably be expected to give rise to material liability of Old Clinic, or which could be material to the business, financial condition or results of operations of Old Clinic, taken as a whole. None of the Old Clinic welfare benefit plans (as defined in Section 3(1) of ERISA) provides for or promises retiree medical, disability or life insurance benefits to any current or former employee, officer or director of Old Clinic other than Acontinuation coverage" required under the Controlled Omnibus Budget Reconciliation Act of 1985. Any and all plans, policies, programs or arrangements of Old Clinic or any Commonly Controlled Entity which are subject to Section 4980B of the Code have been and are in compliance with the requirements of Section 4980B of the Code and Part 6 of Title I of ERISA. Old Clinic will remain fully liable with respect to all plans, programs, policies or other arrangements, including but not limited to any pension, profit-sharing, thrift or other retirement plan; deferred compensation; or any other pension benefit plan of any kind; stock ownership, stock purchase, performance share, bonus or other incentive plan; severance plan; disability, medical, dental, vision or other health plan; life insurance or death benefit plan; vacation, sick leave, holiday or other paid leave plan; cafeteria plan, medical flexible spending account reimbursement plan; dependent care plan; or any other welfare benefit plan of any kind; or any other benefit plan, policy, program or arrangement whether or not any such plan, policy, program or other arrangement is, or is intended to be, qualified under
         Section 401(a) of the Code, and whether or not any such plan, policy, program or arrangement is subject to the provisions of ERISA, and PTI will not be required to assume by law or under any form of any such plans, policies, programs or arrangements any of the liabilities for or under such plans, policies, programs or arrangements.

                 (m) Environmental Protection. Old Clinic has obtained all permits, licenses and other authorizations that are required for the conduct of its Practice under any federal, state and local laws and the regulations promulgated thereunder relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of hazardous substances, materials or wastes (collectively, "Hazardous Wastes"), into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Wastes (collectively, "Environmental Laws"). Old Clinic and the Practice is in material compliance with all terms and conditions of such required permits, licenses and authorizations, and is also in compliance with all applicable Environmental Laws. Except as set forth on the Disclosure Schedule, no consent or approval is required for, and no other impediment or restriction exists that will prohibit or limit, the transfer of such permits, licenses and authorizations in accordance with the terms of the Asset Purchase Agreement. There are no pending or, to the best of Physician Parties' knowledge, threatened, investigations, actions or proceedings of whatsoever nature involving Old Clinic or the Practice arising under any Environmental Law.

                 (n) Labor Matters. Except as described on the Disclosure Schedule, none of the employees of Old Clinic is represented by any union or other collective bargaining representative, and there are no contracts for the employment of any officer or employee of Old Clinic in effect. Old Clinic is not aware of any organizational efforts by any union directed towards any of the employees of Old Clinic. Except as listed on the Disclosure Schedule, there has not been, nor to the knowledge of Old Clinic is there threatened or contemplated, any strike, slowdown, picketing or work stoppage by any employees of Old Clinic, any lockout of any of such employees or any labor trouble or other occurrence, event or condition of a similar character materially affecting, individually or in the aggregate, the operations, assets, properties or prospects of Old Clinic or the Practice.

                 (o) Employees. The Disclosure Schedule sets forth a complete list of the names and positions held of all employees of Old Clinic, and the current annual rate of compensation (including bonuses) paid to each such employee.

                 (p) Brokers. All negotiations relating to the Transaction Documents and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of the Physician Parties as a group in such manner as to give rise to any valid claim for any broker's or finder's fee or similar compensation.

                 (q) Disclosure. To the best of the Physician Parties' knowledge, no representation, warranty or statement made by any of the Physician Parties in this Master Transaction Agreement or any of the exhibits or schedules hereto, or any agreements, certificates, documents or instruments delivered or to be delivered to PTI in accordance with this Master Transaction Agreement or the other Transaction Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Physician Parties do not know of any fact or condition (other than general economic conditions or legislative or administrative changes in health-care delivery) which materially adversely affects, or in the future may materially adverse affect, the condition, properties, assets, liabilities, business, operations or prospects of the Practice which has not been set forth herein or in the Disclosure Schedule.

         Section 3.2 Representations of the Physician. Physician represents and warrants to PTI as to himself that:

                 (a) Valid Authorization. Physician is competent and has full power, capacity and authority to enter into the Transaction Documents to which he is a party and to carry out his obligations thereunder. This Master Transaction Agreement has been duly and validly executed and delivered by Physician and constitutes the valid and binding agreement of Physician enforceable against him in accordance with its terms. Each Transaction Document executed and delivered at the Closing by the Physician will upon such execution and delivery constitute the valid and binding agreement of the Physician enforceable against the Physician in accordance with its terms, except as enforcement in general may be limited by any applicable bankruptcy, insolvency, reorganization or other laws affecting creditor's rights generally or by the application of equitable remedies.

                 (b) Compliance. Except as set forth on the Disclosure Schedule, the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby by Physician will not (i) violate any material provision of or result in the breach of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under any mortgage, lien, lease, contract, license, instrument or any other agreement to which the Physician is a party, (ii) result in the creation or imposition of any material lien, charge, pledge, security interest or other encumbrance upon any property of the Physician or
         (iii) to the best of the Physician's knowledge, violate or conflict with any order, award, judgment or decree or other material restriction or any law, ordinance or regulation to which the Physician or the property of the Physician is subject.

                 (c) Approvals. To the best of Physician's knowledge, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other person is required in connection with the execution and delivery of the Transaction Documents by the Physician or the consummation by the Physician of the transactions contemplated thereby.

                 (d) Litigation. Except as disclosed on the Disclosure Schedule, there are no claims, actions, suits or proceedings (arbitration or otherwise) pending or, to the

         Physician's knowledge, threatened against the Physician at law or at equity in any court or before or by any Governmental Authority arising out of or otherwise relating to the Physician's practice of medicine, and to Physician's knowledge, there are no, and within the last five
         (5) years have not been any, facts, conditions or incidents that may result in any such actions, suits, proceedings (arbitration or otherwise) or investigations. The Physician is not in default in respect of any judgment, order, writ, injunction or decree of any court or other Governmental known to the Physician. Except as set forth on the Disclosure Schedule, there have been no disciplinary, revocation or suspension proceedings or similar types of claims, actions or proceedings, hearings or investigations against any of the Physician or Old Clinic within the last five (5) years.

                 (e) Permits. To the best of the Physician's knowledge, the Physician has all permits, licenses, orders and approvals of all Governmental Authorities necessary to perform the services performed by the Physician in connection with the conduct of the Practice. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is pending or threatened. To the best of the Physician's knowledge, none of such permits, licenses, orders or approvals, and no application for any of such permits, licenses, orders or approvals will be adversely affected by the consummation of the transactions contemplated by the Transaction Documents. The Physician is a participating physician, as such terms is defined by the Medicare program, and the Physician has not been disciplined, sanctioned or excluded from the Medicare program and has not been subject to any plan of correction imposed by any professional review body within the last five (5) years.

                 (f) Staff Privileges. The Disclosure Schedule lists all hospitals at which the Physician has full staff privileges. Such staff privileges have not been revoked, surrendered, suspended or terminated, and to the Physician's knowledge, there are no, and have not been any, facts, conditions or incidents that may result in any such revocation, surrender, suspension or termination.

                 (g) Brokers. All negotiations relating to the Transaction Documents and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of the Physician in such manner as to give rise to any valid claim for any broker's or finder's fee or similar compensation.

                 (h) Intentions. Except as set forth on the Disclosure Schedule, from and after the Closing Date, the Physician intends to continue practicing medicine on a full-time basis for the next five (5) years with New Clinic and does not know of any fact or condition that materially adversely affects, or in the future may materially adversely affect, his ability or intention to practice medicine on a full-time basis for the next five years with New Clinic.

                 (i) Disclosure. The Physician does not know of any fact or condition (other than general economic conditions or legislative or administrative changes in healthcare delivery) that materially adversely affects, or in the future may materially adversely affect, the condition, properties, assets, liabilities, business, operations or prospects of the Practice that has not been set forth herein or in the Disclosure Schedule.

                       ARTICLE 4  REPRESENTATIONS OF PTI

         Section 4.1 Representations of PTI. PTI jointly and severally represents and warrants to Physician that:

                 (a) Organization, Valid Authorization and Good Standing. PTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. PTI has the power and authority to own all of its properties and assets and to conduct its business. PTI has the power and authority to enter into the Transaction Documents to which it is a party and to carry out its obligations thereunder. The execution and delivery of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly and validly authorized by the Board of Directors of PTI, and no other corporate or other proceedings on the part of PTI are necessary to authorize the Transaction Documents and the transactions contemplated thereby. This Master Transaction Agreement has been duly and validly executed and delivered by PTI and constitutes the valid and binding agreement of PTI enforceable against PTI, in accordance with its terms. Each Transaction Document executed and delivered at the Closing by PTI will upon such execution and delivery constitute the valid and binding agreement of PTI, enforceable against PTI in accordance with its terms.

                 (b) Compliance. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby by PTI will not (i) violate any provision of their respective charters or bylaws, (ii) violate any material provision of or result in the breach of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any material obligation under, any mortgage, lien, lease, contract, license, instrument or any other agreements to which PTI is a party, (iii) result in the creation or imposition of any material lien, charge, pledge, security interest or other encumbrance upon any property of PTI or (iv) violate or conflict with any order, award, judgment or decree or other material restriction or any law, ordinance or regulation to which PTI or the property of PTI is subject.

                 (c) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other person is required in connection with the execution and delivery of the Transaction Documents by PTI or the consummation by PTI of the transactions contemplated thereby, except for (i) any filings and approvals required under the rules and regulations of the Securities and

         Exchange Commission, and (ii) (filings and approvals required by the Blue Sky laws of the various states.

                 (d) Capitalization. The authorized capital stock of PTI consists of (i) 8,000,000 shares of PTI Common Stock of which, as of the date of this Master Transaction Agreement, of which 3,270,000 shares are issued and outstanding, and (ii) 2,000,000 shares of Serial Preferred Stock, $.001 par value per share, none of which is outstanding. All of the issued and outstanding shares of PTI Common Stock are, and all shares of PTI Common Stock to be issued pursuant to the transactions described in Article 2 of this Master Transaction Agreement will be, validly issued, fully paid and non-assessable.

                 (e) Financial Statements. PTI has furnished to the Physician Parties PTI's audited financial statements for the year ended December 31, 1995, and for the nine-month period ending
         September 30, 1996, consisting of a balance sheet, the related statement of income and changes in stockholders' equity (the "PTI Audited Financial Statements"). Except as disclosed on the Disclosure Schedule, the PTI Audited Financial Statements (i) have been prepared in accordance with GAAP, (ii) are true, complete and correct in all material respects as of their date and for the period above stated and
         (iii) fairly present the financial position of PTI at such date and the results of its operations for the period ended on such date. Except as set forth on the Disclosure Schedule, the PTI Audited Financial Statements reflect all of the liabilities and obligations of PTI that are required to be reflected or disclosed therein in accordance with GAAP.

                 (f) Litigation. Except as disclosed on the Disclosure Schedule, there are no claims, actions, suits, proceedings (arbitration or otherwise) or investigations pending or, to either of PTI's knowledge, threatened against PTI at law or in equity in any court or before or by any Governmental Authority, and, to PTI's knowledge, there are no, and have not been any, facts, conditions or incidents that may result in any such actions, suits, proceedings (arbitration or otherwise) or investigations. PTI is not in default in respect of any judgment, order, writ, injunction or decree of any court or other Governmental Authority.

                 (g) Brokers. All negotiations relating to the Transaction Documents and the transactions contemplated hereby have been carried on without the intervention of any person acting on behalf of PTI in such manner as to give rise to any valid claim for any broker's or finder's fee or similar compensation.

                 (h) Disclosure. No representation, warranty or statement made by PTI in this Master Transaction Agreement or any of the exhibits or schedules hereto, or any agreements, certificates, documents or instruments delivered or to be delivered to the Physician Parties in accordance with this Master Transaction Agreement or the other Transaction Documents or in the Private Placement Memorandum dated December 31,

         1996, together with, or as amended by, any supplement to such Private Placement Memorandum, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                 ARTICLE 5  PRE-CLOSING COVENANTS OF OLD CLINIC
                               AND THE PHYSICIAN

         Section 5.1 Conduct of Business. From the date hereto to the Closing, except with the prior written consent of PTI, or except as otherwise provided for in this Master Transaction Agreement, Old Clinic will, and the Physician will use their best efforts to cause Old Clinic to:

                 (a) carry on its business in, and only in, the usual, regular and ordinary course in substantially the same manner as heretofore and use its best efforts to preserve intact its present business organization, keep available the services of its present officers and employees, and preserve its relationships with customers, contractors, institutional healthcare providers, healthcare professionals and others having business dealings with it to the end that its goodwill and going business shall be unimpaired on the Closing Date;

                 (b) keep in full force and effect insurance comparable in amount and scope of coverage to insurance now carried by it;

                 (c) perform all of its obligations under agreements, contracts and instruments relating to or affecting its properties, assets and business;

                 (d) maintain its books of account and records in the usual, regular and ordinary manner;

                 (e) comply with all statutes, laws, ordinances, rules and regulations applicable to it and to the conduct of its business;

                 (f) not enter into, assume or amend in any material respect, any agreement, contract or commitment of the character referred to in Section 3.1(k);

                 (g) not merge or consolidate with or purchase substantially all of the assets of, or otherwise acquire, any corporation, partnership, association or other business;

                 (h) not sell, transfer or convey all or substantially all of the assets of Old Clinic;

                 (i) not take, or permit to be taken, any action which is represented and warranted in Section 3.1(f) not to have been taken since Old Clinic Balance Sheet Date;

                 (j) promptly advise PTI in writing of any material adverse change in its financial condition, results of operations, properties, assets, liabilities, business operations or prospects or in the Practice;

                 (k) not increase salaries or other compensation of employees of Old Clinic;

                 (l) not issue any shares or other equity interests or effect any stock split or other reclassification or declare or pay any dividends or similar types of distributions;

                 (m) not create, incur, assume, guarantee or otherwise become directly or indirectly liable with respect to any indebtedness for borrowed money other than in the ordinary course of business under agreements existing on the date hereof and identified on the Disclosure Schedule;

                 (n) not solicit, facilitate or encourage any inquiries or proposals for the acquisition of its stock, assets or business, or authorize or permit any officer, director, employee, investment banker, attorney or other representative, directly or indirectly, on its behalf, to cooperate or negotiate with, or otherwise to provide any information to, any person or entity with respect to such inquiries or proposals, or accept any offer from any such person or entity to purchase Old Clinic or its business or assets or stock in whole or in part;

                 (o) pay all account payables and collect all account receivables of the Practice only in the ordinary course of business consistent with prudent past practice, not accelerate collection of accounts receivable or defer payment of accounts payable in anticipation of the Closing and not purchase drugs or supplies on terms and conditions not in the ordinary course, consistent with past practice; and

                 (p) not enter into any agreement or understanding to do or engage in any of the foregoing actions described in Subsections
         (f) through (i) and (k) through (o).

         Section 5.2 Access to Information and Records Before Closing. PTI may, at its expense, prior to the Closing date, make, or cause to be made, such investigation of the Practice, and of the assets, liabilities, operations and properties of Old Clinic and of its financial and legal condition as PTI deems necessary or advisable to familiarize itself with such matters. Old Clinic shall permit PTI and its representatives (including legal counsel and independent accountants) upon reasonable notice to have full access to the properties and relevant books and records of Old Clinic and of the Practice, at reasonable business hours, and will cause its employees to furnish PTI with such financial and operating data and other information and copies of documents with respect to the services, operations and properties of Old Clinic and the Practice as PTI may from time to time request.

                        ARTICLE 6  ADDITIONAL AGREEMENTS

         Section 6.1  Filing of Registration Statement; Other Action.

                 (a) PTI, Physician, Old Clinic and New Clinic shall cooperate in the preparation of the registration statement on Form S-1 (or other appropriate Form) to be filed by PTI with the SEC under the Securities Act in connection with its Initial Public Offering (including the prospectus constituting a part thereof, the "Registration Statement"). PTI shall obtain all necessary state securities law or "Blue Sky" permits and approvals required to carry out the transactions contemplated by this Agreement, and Physician, Old Clinic, and New Clinic shall furnish all information concerning the Physician, Old Clinic, and New Clinic as may be reasonably requested in connection with any such action.

                 (b) Physician, Old Clinic, New Clinic and PTI represent and warrant that none of the information or documents supplied or to be supplied by it specifically for inclusion in the Registration Statement, by exhibit or otherwise, will, at the time the Registration Statement and each amendment and supplement thereto, if any, become effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Physician, Old Clinic, and New Clinic, respectively, shall agree with PTI as to the information and documents supplied by the Physician, Old Clinic and New Clinic for inclusion in the Registration Statement and each shall indicate such information and documents in a letter to be delivered at Closing (the "Information Letter"). Physician, Old Clinic and New Clinic shall be entitled to review the Registration Statement and each amendment thereto, if any, prior to the time each becomes effective under the Securities Act.

                 (c) Physician, Old Clinic and New Clinic shall, upon request, furnish PTI with all information concerning itself and such other matters as may be reasonably requested by PTI in connection with the preparation of the Registration Statement and each amendment or supplement thereto, or any other statement, filing, notice or application made by or on behalf of each such party to any governmental entity in connection with the transactions contemplated by this Agreement.

         Section 6.2  Compliance with Conditions Precedent; Further Assurances.

                 (a) Each party hereto shall use such party's good faith efforts to cause the conditions precedent to the Closing set forth in Article 7 hereof to be fulfilled and, subject to the terms and conditions herein provided, to take, or cause to be taken, all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this

         Master Transaction Agreement and the other Transaction Documents.
         Each party hereto covenants and agrees that it will cooperate with each of the other parties hereto and use its reasonable efforts to (i) procure upon reasonable terms and conditions all consents and approvals necessary to the transactions contemplated by this Agreement
         (ii) complete or obtain all necessary filings, registrations, certificates, and authorizations necessary or advisable for the transactions contemplated by this Agreement and for the use of the Nonmedical Assets, (iii) satisfy all requirements prescribed by law for, and all conditions, to, the consummation of the transactions contemplated by this Agreement, and to (iv) effect the transactions contemplated by this Agreement. In case at any time after the Closing any further actions are necessary or desirable to carry out the purposes of this Master Transaction Agreement or the other Transaction Documents, each party shall take all such necessary actions.

                 (b) Without limiting the generality of the foregoing, the Physician Party shall use its best efforts to cause the satisfaction of the conditions precedent set forth in Section 7.1 hereof and the conditions precedent set forth in Section 7.2 hereof.

         Section 6.3 Certain Notifications. At all times from the date hereof until the Closing, each party shall promptly notify the others in writing of the occurrence of any event which will or may result in the failure to satisfy any of the conditions specified in Article 7.

         Section 6.4 Amendment to Schedules. Each party hereto agrees that, with respect to the representations and warranties of such party contained in this Agreement, such party shall have the continuing obligation until Closing to supplement or amend promptly the Schedules with respect to any matter that would have been or would be required to be set forth or described in the Schedules in order to not materially breach any representation, warranty or covenant of such party contained herein; provided that no amendment or supplement to a Schedule that constitutes or reflects, individually or in the aggregate, a material adverse change to the Practice or the Nonmedical Assets may be made unless PTI consents to such amendment or supplement, and no amendment or supplement to a Schedule that constitutes or reflects a material adverse change to PTI may be made unless the Physician and Old Clinic consent to such amendment or supplement. For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Sections 7.1, 7.2 and 7.3 have been fulfilled, the Schedules hereto shall be deemed to be the Schedules as amended or supplemented pursuant to this Section
6.4. In the event that the Physician or Old Clinic seeks to amend or supplement a Schedule pursuant to this Section 6.4 and PTI does not consent to such amendment or supplement, or PTI seeks to amend or supplement a Schedule pursuant to this Section 6.4 and Physician and Old Clinic do not consent, this Agreement shall be deemed terminated by mutual consent.

         Section 6.5 Physician Parties to Obtain Own Tax Advice. Each of the Physician Parties represents and warrants that it has relied, and covenants and agrees that in connection with the transactions contemplated by this Master Transaction Agreement, it will rely, solely on its own advisors to determine the tax consequences of the transactions contemplated hereunder, and that no representation or warranty has been made by any party as to the tax consequences of such transactions.

         Section 6.6  Investment Representations and Covenants of Physician.

                 (a) The Physician understands that the Securities will not be registered under the Securities Act or any state securities laws on the grounds that the issuance of the Securities is exempt from registration pursuant to Section 4(2) of the Securities Act or Regulation D promulgated under the Securities Act and applicable state securities laws, and that the reliance of PTI on such exemptions is predicated in part on the Physician's representations, warranties, covenants and acknowledgments set forth in this Section 6.6.

                 (b) Except as disclosed on the Investment Representations Schedule attached hereto, Physician represents and warrants that he is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

                 (c) The Physician represents and warrants that the Securities to be acquired by such Physician upon consummation of the transactions described in Article 2 of this Master Transaction Agreement will be acquired by the Physician for his own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder, except as contemplated in Article 11 hereof, and that the Physician will not distribute any of the Securities in violation of the Securities Act.

                 (d) The Physician represents and warrants that the address set forth below his name in the Investment Representations Scheduleis the Physician's principal residence.

                 (e) The Physician (i) acknowledges that the Securities issued to the Physician at the Closing must be held indefinitely by Physician unless subsequently registered under the Securities Act or an exemption from registration is available, (ii) is aware that any routine sales of Securities made pursuant to Rule 144 under the Securities Act may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required, and (iii) is aware that Rule 144 is not currently available for use by such Physician for resale of any of the Securities to be acquired by Physician upon consummation of the transactions described in Article 2 of this Master Transaction Agreement.

                 (f) The Physician represents and warrants to PTI that he has such knowledge and experience in financial and business matters such that he is capable of evaluating the merits and risks of an investment in any of the Securities to be acquired by the Physician upon consummation of the transactions described in
         Article 2 of this Master Transaction Agreement.

                 (g) The Physician confirms that he has received and read the Confidential Private Placement Memorandum of PTI dated December 31, 1996, together with any supplement thereto. The Physician also confirms that PTI has made available to the Physician the opportunity to ask questions of and receive answers from it concerning the terms and conditions of his investment in the Securities, and has received, to his satisfaction, such additional information, in addition to that set forth herein, about PTI's operations and the terms and conditions of the offering as Physician has requested.

                 (h) In order to ensure compliance with the provisions of Subsection (c) hereof, the Physician agrees that after the Closing the Physician will not sell or otherwise transfer or dispose of Securities or any interest therein (unless such shares have been registered under the Securities Act) without first complying with either of the following conditions, the expenses and costs of satisfaction of which shall be fully borne and paid for by such
         Physician:

                              (i) PTI shall have received a written legal opinion from legal counsel, which opinion and counsel shall be satisfactory to PTI in the exercise of its reasonable judgment, indicating that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder; or

                              (ii) PTI shall have received an opinion from its own counsel to the effect that the proposed transfer will not be in violation of any of the registration provisions of the Securities Act and the rules and regulations promulgated thereunder.

         The Physician also agrees that the certificates or instruments representing the Securities to be issued to the Physician pursuant to this Master Transaction Agreement may contain a restrictive legend noting the restrictions on transfer described in this Article and required by federal and applicable state securities laws, provided that this Subsection 6.6(h) shall no longer be applicable to any Securities following their transfer pursuant to a registration statement effective under the Securities Act or in compliance with Rule 144.

         Section 6.7 No Corporate Practice. No Physician Party has knowledge that the actions, transactions or relationships arising from, and contemplated by the Transaction Documents violate any law, rule or regulation relating to the corporate practice of medicine. Each Physician Party accordingly agrees that such Physician Party will not, in an attempt to void or nullify any Transaction Document or any relationship involving PTI or any Physician Party, sue, claim, aver, allege or assert that any such Transaction Document or any such relationship violates any law, rule or regulation relating to the corporate practice of medicine; provided, however, such Physician

Party is entitled to make any such claim, assessment, allegation or assertion if such Physician Party reasonably believes, on advice from counsel, that failure to terminate such Transaction Document or such relationship will subject such Physician Party to material liability or will materially adversely affect such Physician Party's right to practice medicine.

         Section 6.8 Current Public Information. At all times following the registration of any of PTI's securities under the Securities Act or Exchange Act pursuant to which PTI becomes subject to the reporting requirements of the Exchange Act, PTI shall use commercially reasonable efforts to comply with the requirements of Rule 144 under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the SEC) regarding the availability of current public information to the extent required to enable any holder of shares of PTI Common Stock to sell such shares without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation). Upon the request of any holder of the shares of PTI Common Stock issued pursuant to the Asset Purchase Agreement, PTI will deliver to such holder a written statement as to whether PTI has complied with such requirements.

         Section 6.9  Rule 144 Covenant.   PTI represents and warrants that the
holding period, as determined by Rule 144(d)(3)(iii) enacted under the Securities Act of 1933, as in effect on the date hereof (the "Holding Period"), for any shares of PTI Common Stock acquired by Physician pursuant to Section 2.4(c) of the Master Transaction Agreement commences on the Closing Date. In the event that a Physician elects to sell any of such shares pursuant to Rule 144 within sixty days of receipt thereof and is unable to do so by reason of the Holding Period being deemed to have commenced on a date later than the Closing Date (other than by reason of a change in the law), then (i) the Physician shall promptly notify PTI of such inability and provide PTI with the opportunity for five business days after receipt of such notice (the "Assistance Period") to assist the Physician in effecting the proposal sale and
(ii) in the event that such proposed sale is not effected within the Assistance Period, PTI shall redeem a number of such shares of PTI Common Stock from the Physician up to a number equal to the quotient determined by dividing the Physician's Tax Liability by the value per share used to calculate such Tax Liability. For purposes of this Section 6.9, a Physician's "Tax Liability" shall be determined by multiplying the number of shares that are delivered to the Physician at a given time by the Market Price on such date (or such lesser price as the Physician represents he intends to use for purposes of preparing his applicable income tax return), and then multiplying such product by the highest stated federal and state income rate applicable to individuals.

         Section 6.10 Corporate Existence. During the term of the Management Services Agreement, New Clinic shall, and the Physician shall cause New Clinic to, maintain and preserve in full force and effect its corporate existence.

                             ARTICLE 7  CONDITIONS

         Section 7.1 Conditions Precedent to the Obligations of All Parties. The obligations of the parties to complete the Closing shall be subject to the fulfillment, at or prior to the time of the Closing, of each of the following conditions:

                 (a) all permits, approvals, waivers and consents of any Governmental Authority or of any third party necessary or appropriate for consummation of the Closing shall have been obtained;

                 (b) no preliminary or permanent injunction or other order of a court or other Governmental Authority in the United States shall have been issued and be in effect, and no United States federal or state statute, rule or regulation shall have been enacted or promulgated after the date hereof and be in effect, that (i) prohibits the consummation of the Closing or (ii) imposes material limitations after the Closing on the ability of New Clinic to own and operate the Practice or to manage the Practice pursuant to the Management Services Agreement;

                 (c) there shall not be any action or proceeding commenced by or before any court or other Governmental Authority in the United States that challenges the consummation of the Closing or seeks to impose material limitations on the ability of New Clinic to own and operate the Practice or PTI to manage the Practice pursuant to the Management Services Agreement; and

                 (d) the parties to the Asset Purchase Agreement shall have agreed to its schedules.

         Section 7.2 Conditions Precedent to the Obligations of PTI. The obligations of PTI to complete the Closing shall be subject to the fulfillment, at or prior to the time of the Closing of each of the following conditions:

                 (a) except for such changes as permitted or contemplated by this Master Transaction Agreement, the representations and warranties of the Physician Parties contained in this Master Transaction Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date;

                 (b) the Physician Parties shall have performed, complied with and fulfilled all the covenants, agreements, obligations and conditions required by any of the Transaction Documents to be performed, complied with or fulfilled by them prior to or at the Closing;

                 (c) since the date of this Master Transaction Agreement, there shall not have occurred any event or events, whether individually or in the aggregate, that have had or that reasonably could be expected to have a material adverse effect on the financial condition, results of operations, properties, assets, liabilities, business, operations or prospects of Old Clinic or the Practice;

                 (d) the Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC. At or prior to Closing, PTI shall have received all state securities and "Blue Sky" permits necessary, in its sole discretion, to consummate the transactions contemplated hereby.

                 (e) PTI shall have received all of the instruments, documents and other items described in Section 8.2 hereof.

         Section 7.3 Conditions Precedent to the Obligations of the Physician Parties. The obligations of the Physician Parties to complete the Closing shall be subject to the fulfillment at or prior to the time of the Closing, of each of the following conditions:

                 (a) except for such changes as permitted or contemplated by this Master Transaction Agreement and except for increases in the number of issued and outstanding shares of PTI Common Stock, the representations and warranties of PTI contained in this Master Transaction Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as if made at and as of the Closing Date;

                 (b) PTI shall have performed, complied with and fulfilled all of the covenants, agreements, obligations and conditions required by any of the Transaction Documents to be performed, complied with or fulfilled by them prior to or at the Closing;

                 (c) since the date of this Master Transaction Agreement, there shall not have occurred any event or events, whether individually or in the aggregate, that have had or that reasonably could be expected to have a material adverse effect on the financial condition, results of operations, properties, assets, liabilities, business, operations or prospects of PTI;

                 (d) the Physician Parties shall have received from the PTI Parties all of the instruments, documents and other items described in Section 8.3 hereof.

                               ARTICLE 8  CLOSING

         Section 8.1  Closing.

                 (a) The Closing shall take place at the offices of Chamberlain, Hrdlicka, White, Williams & Martin, 1200 Smith Street, Suite 1400, Houston, Texas, at 10:00 A.M. on the Closing Date.

                 (b) At the Closing, the parties shall complete the transactions provided for in Sections 2.2, 2.3, and 2.4 in the sequence specified in Article 2 hereof.

         Section 8.2 Deliveries to PTI at the Closing. At the Closing, and simultaneously with the deliveries to the Physician Parties specified in
Section 8.3 hereof, and in addition to any other deliveries required to be made to PTI pursuant to any other Transaction Document at the Closing, the Physician Parties shall deliver or cause to be delivered to PTI the following:

                 (a) the New Clinic Charter, the New Clinic Bylaws and the New Clinic Organizational Minutes;

                 (b) the joinder of New Clinic contemplated by Section 2.1(c) hereof;

                 (c) the Management Services Agreement duly executed by New Clinic;

                 (d)          the Asset Purchase Agreement duly executed by Old
         Clinic;

                 (e) the Contribution Agreement duly executed by the Physician and New Clinic;

                 (f) the Physician Employment Agreement duly executed by the Physician and New Clinic, together with the noncompetition covenant;

                 (g) the New Clinic Operating Agreement duly executed by the Physician and New Clinic; and

                 (h) such other closing documents, certificates and instruments as are contemplated by the other Transaction Documents or as shall have been reasonably requested by PTI and as are customarily delivered in connection with transactions of the type contemplated herein.

         Section 8.3 Deliveries to the Physician Parties at the Closing. At the Closing, and simultaneously with the deliveries to PTI specified in Section 8.2, and in addition to any other deliveries required to be made to a Physician Party pursuant to any other Transaction Document at the Closing, PTI shall deliver or cause to be delivered to the Physician Parties the following:

                 (a) the Asset Purchase Agreement duly executed by PTI;

                 (b) the Management Services Agreement duly executed by PTI;

                 (c) such other closing documents, certificates and instruments as are contemplated by the other Transaction Documents or as shall have been reasonably requested by the Physician Parties and as are customarily delivered in connection with transactions of the type contemplated herein; and

                 (d) the consideration required to be delivered by PTI at the Closing pursuant to the Transaction Documents.

                             ARTICLE 9  TERMINATION

         Section 9.1 Termination by Mutual Agreement. This Master Transaction Agreement may be terminated by the mutual agreement in writing of the parties hereto at any time prior to the Closing.

         Section 9.2 Termination by PTI. If at any time prior to or at the Closing (a) any of the Physician Parties shall have failed to perform in any respect any of their respective covenants or obligations, at the time required to be performed, set forth in this Master Transaction Agreement or the other Transaction Documents and such failure has not been or cannot be cured to the reasonable satisfaction of PTI within a reasonable time; (b) any representation or warranty of any of the Physician Parties contained herein or in any of the other Transaction Documents is false or misleading in any material respect; (c) any of the Physician Parties shall fail to make any deliveries specified in
Section 8.2; or (d) any of the conditions set forth in Sections 7.1 or 7.2 shall not have been satisfied in any respect (and such failure cannot be cured to the reasonable satisfaction of PTI prior to Closing) or waived in writing by PTI, all obligations of PTI under this Master Transaction Agreement (other than its obligations under Sections 13.3 and 13.13) may be terminated by PTI.

         Section 9.3 Termination by the Physician Parties. If at any time prior to or at the Closing (a) PTI shall have failed to perform in any respect any of their respective covenants or obligations, at the time required to be performed, set forth in this Master Transaction Agreement or the other Transaction Documents and such failure has not been or cannot be cured to the reasonable satisfaction of the Physician Parties within a reasonable time; (b) any representation or warranty of PTI contained herein or in any of the other Transaction Documents is false or misleading in any material respect; (c) PTI shall fail to make any deliveries specified in Section 8.3; or (d) any of the conditions set forth in Sections 7.1 or 7.3 shall not have been satisfied in any respect (and such failure cannot be cured to the reasonable satisfaction of the Physician Parties prior to Closing) or waived in writing by the Physician Parties, all obligations of the Physician Parties under this Master Transaction Agreement (other than their obligations under Sections 13.3 and 13.13) may be terminated by the Physician Parties.

         Section 9.4  Termination Date.   Unless terminated by mutual agreement
of the parties prior to Closing, this Master Transaction Agreement shall continue in full force and effect until October 31, 1997, and it shall continue in full force and effect thereafter unless terminated prior to Closing by delivery of written notice of termination at the election of either the Physician Parties, on the one hand, or PTI on the other (the date of such notice to be the "Termination Date"). If Closing fails to occur as a result of the breach of this Master Transaction Agreement by PTI on the one hand, or any of the Physician Parties, on the other, this Master Transaction Agreement may be extended for a reasonable time to facilitate Closing at the election of the non-breaching party. In the event of termination of this Master Transaction Agreement pursuant to the provisions of this Section, a party that is not in material breach of this Master Transaction Agreement shall stand fully released and discharged with respect to any and all obligations under this agreement.
In the event that the Conditions Precedent to Closing are not satisfied because of the breach of any representation, warranty or covenant of any party hereto, each party shall be entitled to pursue, exercise and enforce any and all remedies, rights, powers and privileges available hereunder or at law or in equity.

                          ARTICLE 10  INDEMNIFICATION

Section 10.1  Indemnification by the Physician Parties.

                 (a) Except as provided in Section 10.1(b) and subject to the limitations set forth in Section 10.6, each of the Physician Parties, jointly and severally, hereby agrees to indemnify, defend and hold PTI, and its respective officers, directors, employees and shareholders (collectively, "PTI Indemnified Persons") harmless from and against all demands, suits, claims, actions or causes of action, assessments, losses, damages, liabilities, liens, settlements, penalties, and forfeitures, and reasonable costs and expenses incident thereto (including reasonable attorneys' fees) (collectively, the "Indemnity Losses" and individually, an "Indemnity Loss"), asserted against or suffered or incurred, directly or indirectly, by any of the PTI Indemnified Persons and resulting from:

                              (i) any misrepresentation in or breach of the representations or warranties of any of the Physician Parties or the failure of any of the Physician Parties to perform any of their respective covenants or obligations contained in this Master Transaction Agreement or the Asset Purchase Agreement;

                              (ii)  except with respect to the Assumed
                 Obligations and except with respect to any liabilities relating to or arising from the provision of professional medical services (or failure to provide professional medical services), the operation of the Practice or the use of the Nonmedical Assets or the Medical Assets by Old Clinic prior to the Closing including, but not limited to, any and all obligations or liabilities of any of the Physician Parties of any kind, description or character, direct or indirect, absolute or contingent, known or unknown;

                              (iii) any liability for Taxes arising out of, or by virtue of, or based on any Physician Party; or

                              (iv) any Environmental Claim (as hereinafter defined) arising out of or based upon (i) operation of the properties covered by the Real Property Leases on or prior to the Closing Date or (ii) operation of the Practice, on or prior to the Closing Date. For purposes of this Agreement, the term "Environmental Claim" means any liabilities, responsibilities, third party (including private parties, governmental agencies and employees) actions, lawsuits, claims or proceedings (whether they arise under common law or statute or are recognized now or at a later time and regardless of form including strict liability and negligence) which relate to or arise from or in connection with any Environmental Law or Hazardous Wastes, including, but not limited to, any liability which relates to or arises from or in connection with any investigation, remediation, or removal of any Hazardous Wastes.

                 (b)          Notwithstanding the foregoing provisions of
         Section 10.1(a), the Physician Parties shall not be obligated to jointly and severally indemnify, defend or hold the PTI Indemnified Parties harmless from and against any Indemnity Losses asserted against or suffered or incurred by any of the PTI Indemnified Parties and resulting from any misrepresentation in or breach of any representation of Physician contained in Section 3.2 hereof or Section
         6.6 hereof or from the failure of Physician to perform any of the Physician's covenants or obligations contained in the Non-Competition Covenant attached to the Asset Purchase Agreement. In each of these cases, the Physician shall severally and not jointly indemnify, defend and hold PTI harmless from and against all Indemnity Losses asserted against or suffered or incurred by any of the PTI Indemnified Parties and resulting from any misrepresentation in or breach of such representations of the Physician or from the failure of the Physician to perform any of such covenants or obligations.

         Section 10.2 Indemnification by PTI. Subject to the limitations set forth in Section 10.6, PTI, jointly and severally, hereby agrees to indemnify, defend and hold the Physician Parties and their respective officers, directors, employees, partners and shareholders (collectively "Physician Indemnified Persons") harmless from and against any Indemnity Loss asserted against or suffered or incurred by any of the Physician Indemnified Persons and resulting from:

                 (a) any misrepresentation in or breach of the representations and warranties of PTI or the failure of PTI to perform any of their respective covenants or obligations contained in this Master Transaction Agreement or in the Asset Purchase Agreement;

                 (b) the use of the Nonmedical Assets after the Closing;

                 (c)          the Assumed Obligations;

                 (d) any liability for Taxes arising out of, or by virtue of, or based on PTI; or

                 (e) any Environmental Claim arising out of or based upon the operation of the business of PTI on or prior to the Closing Date.

         Section 10.3 Notice. If any person or entity has reason to believe that he, she or it has suffered or incurred (or has a reasonable belief that he, she or it will suffer or incur) any Indemnity Loss subject to indemnity hereunder, such person or entity shall so notify the indemnifying party promptly in writing describing such loss or expense, the amount thereof, if known, and the method of computation of such Indemnity Loss, all with reasonable particularity. If the nature of the Indemnity Loss set forth in the notice does not involve any third party claim, and if the indemnifying party does not respond to the indemnified party in writing contesting the existence of amount of any Indemnity Loss within thirty (30) days after delivery of such notice, then such indemnifying party shall be obligated to pay, and shall pay in accordance with Section 10.5, the amount of the Indemnity Loss set forth in such notice to the indemnified party. If any action at law, suit in equity, administrative action or arbitration or mediation proceeding is instituted by or against a third party with respect to which any person intends to claim any liability or expense as an Indemnity Loss under this Article 10, such person shall promptly notify the indemnifying party of such action. The failure to give or to timely give any notice required by this Section 10.3 shall not relieve the party from whom indemnity is sought of any of its obligations under this Article 10, except to the extent that such failure results in actual prejudice to the indemnifying party.

         Section 10.4  Defense of Third Party Claim.

                 (a) With respect to any action at law, suit in equity, administrative action or arbitration or mediation proceeding that is instituted by or against a third party with respect to which any person intends to claim any liability or expense under this
         Article 10, the indemnifying party shall have ten (10) business days after receipt of the notice with respect thereto referred to in the first sentence of Section 10.3 to notify the indemnified party that it elects to conduct and control any action, suit or proceeding with respect to such claim; provided, however, that no such election may be made with respect to any action, suit or proceeding by a taxing authority with respect to any consolidated, combined or unitary return filed by PTI or any of its affiliates. If the indemnifying party does not give such notice, the indemnified person shall have the right to defend, contest, settle or compromise such action, suit or proceeding in the exercise of its exclusive discretion, and the indemnifying party shall, upon request from the indemnified person, promptly pay the indemnified person in accordance with the other terms and conditions of this Article 10 the amount of any Indemnity Loss subject to indemnity hereunder resulting from its liability to the third party claimant. If the indemnifying party gives such notice, it shall have the right to participate in, and, to the extent that it shall desire, to undertake, conduct and control, through counsel of its own choosing (which counsel shall be satisfactory to the indemnified party in the reasonable judgment of the indemnified party and shall not, except with the consent of the indemnified party, be counsel to the indemnified party) and at its sole expense, the conduct and settlement of such action, suit or proceeding, and the indemnified person shall cooperate with the indemnifying party in connection therewith; provided, however, that (i) the indemnifying party shall not thereby permit to exist any lien, encumbrance or other adverse charge securing the claims indemnified hereunder upon any asset of the indemnified person, (ii) the indemnifying party shall not thereby consent to the imposition of any injunction against the indemnified person without the written consent of the indemnified person, (iii) the indemnifying party shall permit the indemnified person to participate in such conduct or settlement through counsel chosen by the indemnified person, but the fees and expenses of such counsel shall be borne by the indemnified person except as provided below, and
         (iv) upon a final determination of such action, suit or proceeding, the indemnifying party shall promptly reimburse to the extent required under this Article 10 the indemnified person for the full amount of any Indemnity Loss resulting from such action, suit or proceeding and all reasonable and related expenses incurred by the indemnified person, other than fees and expenses of counsel for the indemnified person incurred after the assumption of the conduct and control of such action, suit or proceeding by the indemnifying party (except as provided below); provided further, however, that such fees and expenses of counsel for the indemnified party shall be borne by the indemnifying party if (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between such party and the indemnifying party in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party, or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after giving notice of its intent to assume such defense. So long as the indemnifying party is contesting any such action in good faith, the indemnified person shall not pay or settle any such action, suit or proceeding. Notwithstanding the foregoing, the indemnified person shall have the right to pay or settle any such action, suit or proceeding, provided that in such event the indemnified person shall waive any right to indemnity therefor from the indemnifying party and no amount in respect thereof shall be claimed as an Indemnity Loss under this Article 10.

                 (b) If requested by the indemnifying party, the indemnified person agrees to cooperate with the indemnifying party and its counsel in contesting any claim which the indemnifying party elects to contest or, if appropriate, in making any counterclaim against the person asserting the claim, or any cross-complaint against any person asserting the claim, or any cross-complaint against any person and further agrees to take such other action as reasonably may be requested by an indemnifying party to reduce any loss or expense for which the indemnifying party would have responsibility, but the indemnifying party will reimburse the indemnified person for any expenses incurred by it in so cooperating or acting at the request of the indemnifying party.

                 (c) The indemnified person agrees to afford the indemnifying party and its counsel the opportunity to be present at, and to participate in, conferences with all persons, including governmental authorities, asserting any claim against the indemnified person or conferences with representatives of or counsel for such persons.

         Section 10.5 Payment of Losses. Except as specifically set forth in any other section of this Master Transaction Agreement or the Asset Purchase Agreement with respect to payment of losses, which section shall govern payment of losses with respect to matters set forth therein, the indemnifying party shall pay to the indemnified person in cash the amount of any Indemnity Loss to which the indemnified person may become entitled by reason of the provisions of this Agreement, such payment to be made within sixty (60) business days after any such amount of losses is finally determined either pursuant to mutual agreement of the parties, pursuant to the second sentence of Section 10.3, pursuant to the provisions of Section 10.4(a), pursuant to the provisions of
Section 11.4 or Section 11.5, or pursuant to the dispute resolution provisions set forth in Article 12 or pursuant to a final, unappealable binding judgment of a court with jurisdiction. If Physician is the indemnifying party and fails to make payment as contemplated by this Section 10.5, PTI, at its election, shall be entitled to (i) cancel the number of shares of the PTI Common Stock entitled to be received by such indemnifying party and terminate its obligation to deliver such number of shares of PTI Common Stock, which number of shares, valued at the average Market Price per share during the ten Trading Days immediately preceding the date payment was due under this Section 10.5, represent an amount equal to or less than the amount of Indemnity Loss, or (ii) set off all or any amounts payable under the Note held by the Physician, representing the amount equal to or less than the amount of the Indemnity Loss, or both of the foregoing, but in no event shall PTI be entitled to offset amounts in excess of the Indemnity Loss pursuant to this Section 10.5. Such indemnifying party agrees to redeliver to PTI any Note that, as a result of the exercise of set-off rights, is paid in full.

         Section 10.6 Liquidated Damages; Limitations. Notwithstanding anything contained to the contrary in this Master Transaction Agreement, a Party's right to recover any amounts under the indemnification provisions of this Article 10 shall be determined or limited as provided in this Section 10.6.

                 (a) In the event that the Physician Parties fail or refuse to close the transactions contemplated herein for any reason other than the failure to satisfy the conditions to closing set forth in Article 7 on or before the Termination Date, then the Physician Parties shall pay liquidated damages to PTI in the amount of $50,000 in cash. The parties agree that the amount of such liquidated damages represents a reasonable estimate of the costs and expense incurred by PTI in anticipation of the transaction contemplated herein, and is not, and shall not be deemed to be a penalty and shall be recoverable in lieu of all other damages.

                 (b) All representations, warranties and indemnities made by the parties shall survive the Closing and shall thereafter terminate and expire twenty-four (24) months after the Closing Date, except that representations, warranties (Section 3.1(j)) and associated indemnities with respect to tax matters, and representations, warranties and associated indemnities with respect to environmental matters (Section 3.1(m)), shall survive for a period equal to the statute of limitations applicable to any claim arising from or attributable to such matters; provided, however, that notwithstanding the foregoing, the rights and obligations with respect to indemnification as provided in this Article 10 shall continue with respect to any matter for which indemnification has been properly sought pursuant to the terms and conditions of this Master Transaction Agreement prior to the expiration of any such survival period.

                 (c) The Physician Parties' liabilities to PTI Indemnified Persons pursuant to this Article 10 shall be limited as follows: with respect to any claim for indemnification under Section 10.1, no PTI Indemnified Parties shall be entitled to indemnification pursuant to Article 10 until the PTI Indemnified Parties in the aggregate have suffered or incurred Indemnity Losses of $5,000, and each Physician Party's obligations under this Article 10 shall be limited to $2,045,000; provided, however, that nothing contained in this Section 10.6(c) shall be deemed to limit or impair PTI's right to seek injunction or other equitable relief for a Physician's breach of any provision set forth in the Non-Competition Covenant attached to the Asset Purchase Agreement.

                 (d) PTI's liabilities to Physician Indemnified Persons pursuant to this Article 10 shall be limited as follows: with respect to any claim for indemnification under Section 10.2, no Physician Indemnified Person shall be entitled to indemnification pursuant to Article 10 shall be limited as follows: with respect to any claim for indemnification under Section 10.2, no Physician Indemnified Person shall be entitled to indemnification pursuant to
         Article 10 until the Physician Indemnified Persons in the aggregate have suffered or incurred Indemnity Losses of $5,000, and PTI's obligations under this Article 10 shall be limited to $2,045,000.

                   ARTICLE 11  PIGGYBACK REGISTRATION RIGHTS

         Section 11.1 Registration Rights. In the event that PTI proposes to file a registration statement with the SEC on Form S-1, S-2, S-3, S-18 or such other comparable successor form as may be prescribed from time to time by the SEC (a "Registration Statement") with the SEC with respect to an underwritten public offering by PTI or PTI Common Stock for cash, whether or not for PTI's own account, during the period commencing on the date of the second anniversary of the Closing Date and ending on the fifth anniversary of the Closing Date, PTI shall give written notice of such proposed filing to the Physician at least fifteen (15) days before the anticipated filing date (in which notice PTI shall use its best efforts to name the proposed managing underwriters of such offering and the anticipated price range per share of PTI Common Stock), and such notice shall offer the Physician the opportunity to register such number of the Physician's shares of PTI

Common Stock as the Physician may request in writing within ten (10) days after receipt of such notice; provided, however, that the maximum number of shares of PTI Common Stock that the Physician may request to include shall be equal to the lesser of (i) that fraction of his shares of PTI Common Stock which equals the maximum fraction of shares of PTI Common Stock held by any person having piggyback registration rights (other than PTI or the Physician) that such other person is permitted to request to include in such filing and (ii) 50% of the Physician's shares of PTI Common Stock. Notwithstanding the foregoing, if the managing underwriter of such offering advises PTI that the total number of shares of PTI Common Stock which PTI, the Physician and any other persons intend to include in such offering would adversely affect the success of such offering, then the amount of shares of PTI Common Stock to be offered for the account of the Physician shall be reduced to the extent necessary to reduce the total number of shares of PTI Common Stock to be included in such offering to the amount recommended by such managing underwriter; provided that if shares of PTI Common Stock are being offered for the account of other persons as well as PTI, such reduction shall not represent a greater fraction of the number of shares of PTI Common Stock requested to be registered by the Physician than the fraction of similar reductions imposed on such other persons over the amount of securities requested to be registered by such other persons. Nothing contained herein shall require PTI to (a) reduce the amount of shares of PTI Common Stock to be offered by PTI in such offering for any reason or (b) include any shares of PTI Common Stock of any Physician in any public offering for which a Registration Statement is or is proposed to be filed if such shares of PTI Common Stock are, at the time of effectiveness of such Registration Statement, eligible to be sold under paragraph (k) of Rule 144 under the Securities Act (or any successor provision with substantially the same effect). Nothing in this Article 11 shall create any liability on the part of PTI to the Physician if PTI for any reason should decide not to file a Registration Statement or decide not to request that the Registration Statement be declared effective or otherwise elect not to consummate the public offering contemplated thereby.
The rights hereunder are subject to the condition that if Physician desires to include shares of PTI Common Stock in the public offering agrees to timely execute and deliver the underwriting agreement to be executed and delivered by PTI and the other sellers, if any, in connection with such public offering.

         Section 11.2  Covenants of PTI.

                 (a)          PTI hereby covenants and agrees:

                              (i) To take such steps as may be necessary to comply with the Blue Sky laws of such states as the managing underwriter may reasonably request; provided that in no event shall PTI be obligated to qualify to do business in any state where it is not so qualified or to take any action which would subject it to unlimited service of process in any state where it is not at such time so subject;

                              (ii)  To use reasonable efforts to cause the
                 Registration Statement to become effective and to keep the Registration Statement effective for such period as may be required under the terms of the underwriting agreement relating thereto, to file such post-effective amendments as may be necessary to keep any prospectus contained in such Registration Statement true and complete during such period as the Registration Statement shall be effective, and to furnish and file such other amendments, supplements, and other documents the managing underwriter may reasonably request;

                              (iii) To supply such numbers of prospectuses as may be reasonably required by the managing underwriter;

                              (iv)  To pay the costs and expenses of
                 Registration Statement incurred by PTI, including without limitation all registration and Blue Sky filing fees, all fees and expenses of PTI's counsel (but not the fees and expenses of counsel for the Physician), all accounting costs (including costs associated with the preparation of interim period financial statements) incurred by PTI, NASD fees, printing costs, experts' fees and expenses incurred by PTI, costs of post-effective amendments, and all other usual and customary expenses in connection with the Registration Statement, except for the Physician's pro rata share of underwriting discounts and selling commissions (calculated in the manner set forth in this Article 11); and

                              (v) With respect to any Registration Statement filed pursuant to this Article 11, to cooperate with the underwriters to the best of its abilities and to enter into an underwriting agreement with such underwriters containing such representations, warranties, covenants and indemnities on the part of PTI as are usual and customary in an underwritten public sale of common stock.

                 (b) In the event that, subsequent to the Closing Date, PTI grants registration rights to physicians in connection with PTI's or a wholly owned subsidiary's management of such physicians' medical practice pursuant to a management agreement or similar arrangement, and if the terms of such registration rights relating to limitations with respect to (i) the period during which registration rights may be exercised and (ii) the percentage of shares of PTI Common Stock that are registrable are superior to the terms of the registration rights relating to such limitations granted pursuant to this Article 11, then, without the taking of any additional action, such terms of registration rights granted pursuant to this Article 11 shall be amended to equal such terms of the subsequently granted registration rights.

         Section 11.3 Covenants of the Physician. The Physician hereby covenants and agrees:

                 (a) To cooperate with PTI in its compliance with all federal and state securities laws, including without limitation providing such information and signing such documents as are reasonably necessary to effect a registration;

                 (b) To pay his pro rata portion (calculated on the basis of the ratio of the aggregate offering price attributable to the shares of the Physician being registered and sold in relation to the aggregate offering price attributable to the total number of securities being registered and sold, including securities being registered and sold by other selling stockholders) of the underwriting discounts and selling commissions and to pay all the fees and disbursements of his counsel; and

                 (c) In addition to the transfer restrictions otherwise provided for herein, if so requested by PTI, Physician will agree, whether or not the Physician elects to cause the registration of his shares pursuant to this Article 11, not to sell or otherwise dispose of any shares of PTI Common Stock (other than the shares covered by such registration, which may be sold in accordance with the plan or plans of distribution described in the Registration Statement) owned by the Physician for a period of the shorter of (i) the lock-up period applicable to PTI or (ii) one hundred twenty (120) days following the effective date of such registration statement or a registration statement in connection with the Initial Public Offering.

         Section 11.4 Indemnification of Physician. In connection with the Initial Public Offering and whenever registration with respect to any shares of a Physician's PTI Common Stock is affected under the Securities Act pursuant hereto, PTI will indemnify and hold harmless the Physician, each underwriter, the directors, officers, employees and agents of each underwriter, and each person, if any, who controls each underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out or are based on any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any prospectus included in such registration statement or any amendment or supplement to the registration statement or any such prospectus or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that PTI will not be liable to the Physician to the extent that such loss, claim, liability, expense or damage is based on an untrue statement or omission made in reliance on and in conformity with information furnished in writing to PTI by any of the Physician Parties, or by any of the Physician Parties through any attorney-in-fact, expressly for inclusion in the registration statement or any prospectus included in such registration statement.

         Section 11.5 Indemnification of PTI. In connection with the Initial Public Offering and whenever registration with respect to any shares of a Physician's PTI Common Stock is effected under the Securities Act pursuant hereto, the Physician will indemnify and hold harmless PTI, each of PTI's directors, each of PTI's officers, each person who controls PTI within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each underwriter, the directors, officers, employees and agents of each underwriter, and each person, if any, who controls each underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any prospectus included in such registration statement or any amendment or supplement to the registration statement or any such prospectus or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Physician will not be liable except to the extent that such loss, claim, liability, expense or damage arises from or is based upon an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to PTI by the Physician, or by the Physician through any attorney-in-fact, expressly for inclusion in the registration statement or any prospectus included in such registration statement.

         Section 11.6 Defense of Claim. Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall notify the indemnifying party in writing of the commencement thereof if a claim in respect thereof is to be made against an indemnifying party under this Article 11, but the omission of such notice shall not relieve the indemnifying party from liability which it may have to the indemnified party under this Article 11, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 11. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to diligently defend such claim, or (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party, or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then the indemnified party shall have the right to assume or continue its own defense as set forth above and the indemnifying party shall reimburse each indemnified party for the costs of such defense as provided in Sections 11.4 and 11.5. In no event shall the indemnifying party be responsible for the fees of more than one firm of counsel for all indemnified parties.

         Section 11.7 Non-Transferability. The registration rights and benefits set forth herein, including indemnification by PTI, are granted for the sole and personal benefit of the Physician and may not be transferred or assigned.

                            ARTICLE 12  ARBITRATION

         Section 12.1 Scope. Unless otherwise specifically provided in any other Transaction Document, the parties hereto agree that any claim, controversy, dispute or disagreement between or among any of the parties to any of the Transaction Documents arising out of or relating to any Transaction Document (other than claims involving any noncompetition or confidentiality covenant) shall be governed exclusively by the terms and provisions of this
Article 12; provided, however, that the terms and provisions of this Article 12 shall not preclude any party hereto from seeking, or a court of competent jurisdiction from granting, a temporary restraining order, temporary injunction or other equitable relief for any breach of (i) any noncompetition or confidentiality covenant in any Transaction Document or (ii) any duty, obligation, covenant, representation or warranty, the breach of which may cause irreparable harm or damage.

         Section 12.2 Arbitrators. In the event any claim or claims for an Indemnity Loss is brought by any of PTI or any of the Physician Parties (including New Clinic), or there is any other claim, controversy, dispute or disagreement among any of PTI or the Physician Parties (including New Clinic) arising out of or relating to any Transaction Document, and the parties are unable to resolve such claim, controversy, dispute or disagreement within thirty (30) days after notice is first delivered pursuant to Section 10.3, the disagreement within thirty (30) days after notice is first delivered pursuant to Section 10.3, the parties agree to select arbitrators to hear and decide all such claims under this Article 12. If such claim, controversy, dispute or disagreement is between any of the Physician Parties (including New Clinic), on the one hand, and PTI, on the other hand, then the Physician Parties (including New Clinic) shall select one arbitrator and PTI shall select one arbitrator.
If such claim, controversy, dispute or disagreement is between any of the Physician Parties (including New Clinic), on the one hand, and New Clinic, on the other hand, then such Physician Parties shall select one arbitrator and New Clinic shall select one arbitrator. The two arbitrators so chosen shall then select a third arbitrator who is experienced in the matter or action that is subject to such arbitration. If such matter or action involves healthcare issues, then the third arbitrator shall have such qualifications as would satisfy the requirements of the National Health Lawyers Association Alternative Dispute Resolution Service. Each of the arbitrators chosen shall be impartial and independent of all parties to the Transaction Documents. If either of the parties fails to select an arbitrator within twenty days after the end of such thirty-day period, or if the arbitrators chosen fail to select a third arbitrator within twenty days, then any party may in writing request the judge of the United States District Court for the District of Louisiana senior in term of service to appoint the arbitrator or arbitrators and, subject to this
Article 12, such arbitrators shall hear all arbitration matters arising under this Article 12.

Section 12.3  Applicable Rules.

                 (a) Each arbitration hearing shall be held at a place in Houma, Louisiana acceptable to a majority of the arbitrators. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association to the extent such rules do not conflict with the terms hereof. The decision of a majority of the arbitrators shall be reduced to writing and shall be binding on the parties. Judgment upon the award(s) rendered by a majority of the arbitrators may be entered and execution had in any court of competent jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement. The charges and expenses of the arbitrators shall be shared equally by the parties to the hearing.

                 (b) The arbitration shall commence within ten (10) days after the arbitrators are selected in accordance with the provisions of this Article 12. In fulfilling their duties with respect to determining the amount of an Indemnity Loss, the arbitrators may consider such matters as, in the opinion of the arbitrators, are necessary or helpful to make a proper valuation. The arbitrators may consult with and engage disinterested third parties to advise the arbitrators. The arbitrators shall not add any interest factor reflecting the time value of money to the amount of any Indemnity Loss and shall not award any punitive damages.

                 (c) If any of the arbitrators selected hereunder should die, resign or be unable to perform his or her duties hereunder, the remaining arbitrators or such senior judge (or such judge's successor) shall select a replacement arbitrator. The procedure set forth in this Article 12 for selecting the arbitrators shall be followed from time to time as necessary.

                 (d) As to any determination of the amount of an Indemnity Loss, or as to the resolution of any other claim, controversy, dispute or disagreement, that under the terms hereof is made subject to arbitration, no lawsuit based on such claimed Indemnity Loss or such resolution shall be instituted by any of PTI or the Physician Parties (including New Clinic), other than to compel arbitration proceedings or enforce the award of a majority of the arbitrators.

                 (e) All privileges under Louisiana and federal law, including attorney-client and work-product privileges, shall be preserved and protected to the same extent that such privileges would be protected in a federal court proceeding applying Louisiana law.

                           ARTICLE 13  MISCELLANEOUS

         Section 13.1 Taxes. The Physician Parties will pay all transfer taxes, sales and other taxes and charges, if any, which may become payable in connection with the transactions contemplated by the Transaction Documents.

         Section 13.2 Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Master Transaction Agreement or any other Transaction Document is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Provided, however the right to recover any amount under the indemnification provision of Article X shall be determined and limited exclusively as provided in Section 10.6. The election of any one or more remedies by any party hereto shall not constitute a waiver of the right to pursue other available remedies.

         Section 13.3 Expenses. Whether or not the transactions contemplated by this Master Transaction Agreement are consummated, each of the parties hereto shall pay the fees and expenses of its counsel, accountants and other experts incident to the negotiation and preparation of the Transaction Documents and consummation of the transactions contemplated thereby. The Physician Parties will pay the amount of one-half of the bookkeeping and accounting fees related to the audit of the Practice by PTI, but such payment shall not exceed, in any event, $10,000.

         Section 13.4 Parties Bound. Except to the extent otherwise expressly provided herein, this Master Transaction Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, guardians, successors and assigns; and no other person shall have any right, benefits or obligation hereunder.

         Section 13.5 Notices. All notices, reports, records or other communications that are required or permitted to be given to the parties under this Master Transaction Agreement shall be sufficient in all respects if given in writing and delivered in person, by telecopy, by overnight courier or by registered or certified mail, postage prepaid, return receipt requested, to the receiving party at the following address:

         If to PTI, addressed to:

                 Physicians Trust, Inc.
                 1900 West Loop South, Suite 890
                 Houston, Texas 77027
                 Attention:   Robert F. Strange, Jr.
                 Telecopy:  (713) 622-2227

         With copies to:

                 Chamberlain, Hrdlicka, White,
                     Williams & Martin
                 1200 Smith Street, Suite 1400
                 Houston, Texas 77002
                 Attention:  Robert J. Viguet, Jr.
                 Telecopy:  (713) 658-2553

         If to the Physician Parties, addressed to:

                 ________________________
                 869 Verret Street
                 Houma, Louisiana  70361

                 Attention:  A.D.Walker, Jr., M.D.

                 Telecopy:

         With copies to:     Sidney C. Sundbery
                             P.O. Box 3017
                             Houma, Louisiana 70361

or to such other address as such party may have given to the other parties by notice pursuant to this Section 13.5. Notice shall be deemed given on the date of delivery, in the case of personal delivery or telecopy, or on the delivery or refusal date, as specified on the return receipt, in the case of overnight courier or registered or certified mail.

         Section 13.6 Choice of Law. This Master Transaction Agreement shall be construed, interpreted, and the rights of the parties determined in accordance with, the laws of the State of Louisiana except with respect to matters of law concerning the internal affairs of any corporate or partnership entity which is a party to or the subject of this Master Transaction Agreement, and as to those matters the law of the state of incorporation or organization of the respective entity shall govern. The parties agree that if a controversy or claim between or among them arises out of or in relation to this Master Transaction and results in litigation, the courts of Terrebonne Parish, Louisiana shall have jurisdiction to hear and decide such matter, and the parties hereto submit to jurisdiction to such courts.

         Section 13.7 Entire Agreement; Amendments and Waivers. This Master Transaction Agreement, together with other Transaction Documents and all exhibits and schedules hereto and thereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representatives or other agreements between the parties in connection with the subject matter hereof. No supplement, modification or waiver of this Master Transaction Agreement shall be binding unless it shall be specifically designated to be a supplement, modification or waiver of this Master Transaction Agreement and shall be executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Master Transaction Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Master Transaction Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         Section 13.8 Letter of Intent. Without limiting the generality of the foregoing section, the provisions of the Letter of Intent between PTI and the Physician, shall terminate and cease to be of any force or effect at and upon the Closing.

         Section 13.9 Reformation Clause. The parties acknowledge that federal and state law and regulations applicable to business transactions in which physicians and other healthcare provides own equity interests in healthcare companies are in a state of flux, and that as such laws and regulations, and interpretations of such laws and regulations by the courts and regulatory authorities, evolve, the transactions contemplated by this Master Transaction Agreement may be prohibited by, or become economically impractical due to, such laws and regulations. If such event occurs, the parties each agree to negotiate in good faith such changes to the structure and terms of the transactions provided for in this Master Transaction Agreement as may be necessary to make these transactions, as restructured, lawful under applicable laws and regulations, without materially disadvantaging either party.

         Section 13.10 Assignment. The Master Transaction Agreement may not be assigned by operation of law or otherwise except that PTI shall have the right to assign this Master Transaction Agreement, at any time, to any direct or indirect wholly owned subsidiary of PTI. No such assignment shall relieve PTI of its obligations hereunder.

         Section 13.11 Attorneys' Fees. Except as otherwise specifically provided herein, if any action or proceeding is brought by any party with respect to this Master Transaction Agreement or the other Transaction Documents, or with respect to the interpretation, enforcement or breach hereof, the prevailing party in such action shall be entitled to an award of all reasonable costs of litigation or arbitration, including, without limitation, attorneys' fees, to be paid by the losing party, in such amounts as may be determined by the court having jurisdiction of such action or proceeding or by the arbitrators deciding such action or proceeding.

         Section 13.12 Further Assurances. From time to time hereafter and without further consideration, each of the parties hereto shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such actions as any of the other parties hereto may reasonably request in order to more effectively consummate the transactions contemplated by the Transaction Documents or as shall be reasonably necessary or appropriate in connection with the carrying out of the parties' respective obligations hereunder or the purposes of this Master Transaction Agreement.

         Section 13.13 Announcements and Press Releases. Any press releases or any other public announcements concerning this Master Transaction Agreement or the other Transaction Documents shall be approved by both PTI and Old Clinic; provided, however, that if any party reasonably believes that it has a legal obligation to make a press release and the consent of the other party cannot be obtained, then the release may be made without such approval.

         Section 13.14  Antidilution.

                 (a) The existence of PTI's obligation to issue shares of PTI Common Stock pursuant to Section 2.4(c) of this Master Transaction Agreement shall not affect in any way the right or power of PTI or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in PTI's capital structure or its business, or any merger or consolidation of PTI, or any issue of bonds, debentures, preferred or prior preference stock ahead of, or affecting the PTI Common Stock, or the rights thereof, as the dissolution or liquidation of PTI, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of similar character or otherwise.

                 (b) If PTI effects a subdivision or consolidation of shares of PTI Common Stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of PTI Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number of shares of PTI Common Stock subject to issuance pursuant to Section 2.4(c) of this Master Transaction Agreement shall be appropriately adjusted in such a manner to entitle the Physician to receive the name total number and class of shares as it would have received had it received shares of PTI Common Stock immediately prior to the event requiring the readjustment. In the event of any capital reorganization or reclassification of the capital stock of PTI, any consolidation or merger of PTI with or into another corporation, or any sale, lease or disposition of all or substantially all of the assets of PTI that is effected in such a manner that holders of shares of PTI are entitled to receive additional shares, other securities and/or property (including cash) with respect to or in exchange for shares of PTI Common Stock, PTI shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Physician shall thereafter have the right to receive the kind and amount of additional shares, other securities and/or other property receivable upon such event as it would have received had it received the shares of PTI Common Stock immediately prior to the event.

         Section 13.15 No Tax Representations. Each party acknowledges that it is relying solely on its advisors to determine the tax consequences of the transactions contemplated hereunder and that no representation or warranty has been made by any party as to the tax consequences of such transactions.

         Section 13.16 No Rights as Stockholder. No Physician shall have any rights as a stockholder with respect to any shares of PTI Common Stock until the issuance of a stock certificate for such shares. Except as otherwise provided in Section 13.14, no adjustments shall be made for dividends or distributions or other rights for which the record date is prior to such date any such stock certificate issued.

         Section 13.17 Multiple Counterparts. This Master Transaction Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13.18 Headings. The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Master Transaction Agreement.

         Section 13.19 Severability. Each article, section, subsection and lesser section of this Master Transaction Agreement constitutes a separate and distinct undertaking, covenant or provision hereof. In the event that any provision of this Master Transaction Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Master Transaction Agreement, but every other provision of this Master Transaction Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Master Transaction Agreement to be duly executed as of July 7, 1997.

                              PHYSICIANS TRUST, INC.
                              a Delaware corporation


                              By: /s/ ROBERT F. STRANGE, JR.
                                  ---------------------------------------------
                              Name:   Robert F. Strange, Jr.
                                    -------------------------------------------
                              Title:  Chief Executive Officer
                                     ------------------------------------------

                              A.D. WALKER, JR, (A.P.M.C.)
                              a Louisiana professional medical corporation

                              By: /s/ A.D. WALKER, JR., M.D.
                                  ---------------------------------------------
                              Name:   A.D. Walker, Jr., M.D.
                                    -------------------------------------------
                              Title:  President
                                      -----------------------------------------

                              PHYSICIAN


                              /s/ A.D. WALKER, JR., M.D.
                              -------------------------------------------------
                              A.D. Walker, Jr., M.D.

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                             PHYSICIANS TRUST, INC.

                                      AND

                         A.D. WALKER, JR., (A.P. M. C.)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE 1 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE 2 TERMS OF ASSET PURCHASE . . . . . . . . . . . . . . . . . . . . . .  1
       Section 2.1   Purchase and Sale  . . . . . . . . . . . . . . . . . . .  1
       Section 2.2   Medical Assets   . . . . . . . . . . . . . . . . . . . .  3
       Section 2.3   Assumption of Obligations and Liabilities  . . . . . . .  4
       Section 2.4   Purchase Price   . . . . . . . . . . . . . . . . . . . .  5
       Section 2.5   Tax Allocation   . . . . . . . . . . . . . . . . . . . .  5

ARTICLE 3 REPRESENTATIONS OF THE PHYSICIAN PARTIES  . . . . . . . . . . . . .  5
       Section 3.1   Representations of the Physician Parties   . . . . . . .  5

ARTICLE 4 CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
       Section 4.1   Documents to be Delivered by Old Clinic  . . . . . . . .  7
       Section 4.2   Documents to be Delivered by PTI   . . . . . . . . . . .  8

ARTICLE 5 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
       Section 5.1   Indemnification  . . . . . . . . . . . . . . . . . . . .  8
       Section 5.2   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . .  8
       Section 5.3   Remedies Not Exclusive   . . . . . . . . . . . . . . . .  8
       Section 5.4   Parties Bound  . . . . . . . . . . . . . . . . . . . . .  8
       Section 5.5   Choice of Law  . . . . . . . . . . . . . . . . . . . . .  8
       Section 5.6   Entire Agreement; Amendments and Waivers   . . . . . . .  8
       Section 5.7   Reformation Clause   . . . . . . . . . . . . . . . . . .  9
       Section 5.8   Assignment   . . . . . . . . . . . . . . . . . . . . . .  9
       Section 5.9   Further Assurances   . . . . . . . . . . . . . . . . . .  9
       Section 5.10  Multiple Counterparts  . . . . . . . . . . . . . . . . .  9
       Section 5.11  Headings   . . . . . . . . . . . . . . . . . . . . . . . 10
       Section 5.12  Severability   . . . . . . . . . . . . . . . . . . . . . 10
       Section 5.13  Survival of Representations and Warranties   . . . . . . 10
       Section 5.14  Notices  . . . . . . . . . . . . . . . . . . . . . . . . 10
       Section 5.15  Prorations   . . . . . . . . . . . . . . . . . . . . . . 10
       Section 5.16  Commercial Reasonableness  . . . . . . . . . . . . . . . 10

EXHIBITS

       A      General Bill of Sale, Conveyance, Transfer and Assignment, and
              Agreement Regarding Assumption of Liabilities





___________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc.
and A.D. Walker, Jr. (A.P.M.C.)         i

       SCHEDULES

       2.1(b) Accounts Receivable
       2.1(c) Personal Property Lease
       2.1(d) Assumed Contracts
       2.1(e) Tangible Personal Property
       2.1(g) Licenses
       2.1(h) Real Property Leases
       2.2(e) Medical Licenses
       2.3(a) Accounts Payable
       2.5    Tax Allocation
       3.1(a) Title Exceptions
       3.1(c) Inventory Exceptions
       3.1(d) Accounts Receivable Exceptions
       3.1(e) Tangible Personal Property Exceptions
       3.1(f) Lease Exceptions
       3.1(g) Assumed Contract Exceptions





___________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc.
and A.D. Walker, Jr. (A.P.M.C.)        ii

                            ASSET PURCHASE AGREEMENT

       This Asset Purchase Agreement ("Asset Purchase Agreement"), dated and effective for all purposes as of the close of business on ____________, 1997, is by and between PHYSICIANS TRUST, INC., a Delaware corporation ("PTI"), and A.D. WALKER, JR., (A PROFESSIONAL MEDICAL CORPORATION), a Louisiana professional medical corporation ("Old Clinic").

                                    RECITALS

       A. In connection with the transactions contemplated by the Master Transaction Agreement, dated and effective as of ________________, 1997, among PTI, Old Clinic and A.D. Walker, Jr., M.D. (the "Master Transaction Agreement"), Old Clinic desires to sell and transfer all of its nonmedical assets, and PTI desires to purchase and acquire such nonmedical assets.

       B. In addition, in connection with the transactions contemplated by the Master Transaction Agreement, Old Clinic desires to transfer to PTI certain liabilities of Old Clinic, and PTI desires to assume such liabilities of Old Clinic.

       NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreement set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agrees as follows:


                                   ARTICLE 1
                                  DEFINITIONS

       Any capitalized term not defined herein shall have the meaning ascribed to such term in the Master Transaction Agreement.

                                   ARTICLE 2
                            TERMS OF ASSET PURCHASE

       Section 2.1 Purchase and Sale. Subject to the terms and conditions herein set forth and in the Master Transaction Agreement, and in reliance upon the representations and warranties set forth herein and in the Master Transaction Agreement, Old Clinic agrees to sell, convey, assign, transfer and deliver to PTI, and PTI agrees to purchase and acquire, the assets consisting of all the assets (other than cash and the Medical Assets specified in Section
2.2 hereof) owned by Old Clinic as a going concern as of the Closing Date, of every kind, character and description, whether tangible, real, personal or mixed, and wheresoever located, whether carried on the books of Old Clinic or not carried on the books of Old Clinic due to having been expensed, fully depreciated, or otherwise (the





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

"Nonmedical Assets"), including without limitation the following (except to the extent that any of the following are specifically enumerated as Medical Assets in Section 2.2 hereof):

              (a)    All of the inventory owned by Old Clinic ("Inventory");

              (b) All accounts receivable or other rights to receive payment owing to Old Clinic as set forth and described on Schedule 2.1(b) ("Accounts Receivable");

              (c) All of Old Clinic's rights in, to and under all leases of supplies, instruments, equipment, furniture, machinery and other items of tangible personal property ("Personal Property Leases"), including without limitation the Personal Property Leases described on Schedule 2.1(c);

              (d) All of Old Clinic's rights in, to and under all contracts, agreements, insurance policies, purchase orders and commitments (the "Assumed Contracts"), including without limitation the Assumed Contracts described on Schedule 2.1(d);

              (e) All tangible personal property (including supplies, instruments, equipment, furniture and machinery) owned by Old Clinic ("Tangible Personal Property"), including without limitation the Tangible Personal Property described on Schedule 2.1(e); but not including the excluded Tangible Personal Property identified as such on
       Schedule 2.1(e);

              (f) All books and records of Old Clinic, including without limitation, all credit records, payroll records, computer records, computer programs, contracts, agreements, operating manuals, schedules of assets, correspondence, books of account, files, papers, books and all other public and confidential business records (together the "Business Records"), whether such Business Records are in hard copy form or are electronically or magnetically stored;

              (g) All franchises, licenses, permits, certificates, approvals and other governmental authorizations necessary to own and operate any of the other Nonmedical Assets, a complete and correct list of which is set forth on the Schedule 2.1(g) (the "Licenses");

              (h) The leasehold estates created by, and all rights conferred on Old Clinic under or by virtue of, all real property lease agreements (such real property lease agreements are hereinafter referred to as "Real Property Leases" and the parcels of real property in which Old Clinic has a leasehold interest and that are subject to the Real Property Leases are hereinafter referred to as "Leased Property"), including without limitation estates created by, and rights conferred under, the Real Property Leases described on Schedule 2.1(h), and any and all estates, rights, titles and interests in, to and under all warehouses, storage facilities,





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           2
       buildings, works, structures, fixtures, landings, constructions in progress, improvements, betterments, installations and additions constructed or located on or attached or affixed to the Leased Property;

              (i) All (i) United States and foreign patents, patent applications, trademarks, trademark applications and registrations, service marks, service mark applications and registrations, copyrights, copyright applications and registrations and trade names, fictitious names and assumed names of Old Clinic; (ii) proprietary data and technical, manufacturing know-how and information (and all materials embodying such information) of Old Clinic; (iii) developments, discoveries, inventions, ideas and trade secrets of Old Clinic; and (iv) rights to sue for past infringement (all of the foregoing, collectively, "Intellectual Property");

              (j) All of Old Clinic's right, title and interest in, to and under all telephone numbers used in connection with the Practice, including all extensions thereto;

              (k) All rights in, to and under all representations, warranties, covenants and guaranties made or provided by third parties to or for the benefit of Old Clinic with respect to any of the other Nonmedical Assets or with respect to the Medical Assets; and

              (l) All of Old Clinic's prepaid expenses, prepaid insurance, deposits and other similar items ("Prepaid Items").

       If and to the extent the assignment of any personal property lease, real property lease, contract, agreement, purchase order, work order, commitment, license, permit, certificate or approval constituting a Nonmedical Asset shall require the consent of another party thereto, then (i) such personal property lease, real property lease, contract, agreement, purchase order, work order, commitment, license, permit, certificate or approval shall constitute a Personal Property Lease, Real Property Lease, Assumed Contract or License, as the case may be, only upon and subject to receipt of such consent; (ii) such personal property lease, real property lease, contract, agreement, purchase order, work order, commitment, license, permit, certificate or approval shall not be a Personal Property Lease, Real Property Lease, Assumed Contract or License, as the case may be, if and for so long as the attempted assignment would constitute a breach thereof; and (iii) Old Clinic shall cooperate fully with PTI in seeking such consent or reasonable arrangement designed to provide to PTI the benefits, claims or rights arising hereunder.

       Section 2.2 Medical Assets. Old Clinic shall not sell, convey, assign, transfer or deliver to PTI, and PTI shall not be obligated to acquire (or make any payments or otherwise discharge any liability or obligation of Old Clinic with respect to), the following assets of Old Clinic (the "Medical Assets"):

              (a) Any of Old Clinic's right, title and interest in, to or under, or possession of, all drugs, pharmaceuticals, products, substances, items or devices whose purchase,





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           3
       possession, maintenance, administration, prescription or security requires the authorization or order of a licensed health care provider or requires a permit, registration, certification or any other governmental authorization held by a licensed health care provider as specified under any federal or state law, or both;

              (b) Any of Old Clinic's right, title and interest in and to records of identity, diagnosis, evaluation or treatment of patients;

              (c) Any of Old Clinic's right, title and interest in, to and under insurance policies covering or relating to medical malpractice;

              (d) Any goodwill relating to or attributable to or arising from the other Old Clinic Medical Assets;

              (e) Any franchises, licenses, permits, certificates, approvals and other governmental authorizations necessary to desirable to own and operate any of the other Medical Assets, a complete and correct list of which is set forth on Schedule 2.2(e); and

              (f) Any of Old Clinic's right, title or interest in, to or under any contract or agreement that requires performance by a licensed health care provider under federal or applicable state law ("Medical Contracts").

       Section 2.3 Assumption of Obligations and Liabilities. At the Closing, PTI shall assume and agree to pay or perform, promptly as they become due, only those obligations and liabilities of Old Clinic expressly set forth below in this Section 2.3 (the "Assumed Obligations"). Except for the Assumed Obligations, PTI shall not assume or be deemed to have assumed and shall not be responsible for any other obligation or liability of Old Clinic, direct or indirect, known or unknown, choate or inchoate, absolute or consignment, including without limitation (i) any and all obligations regarding any foreign, Federal, state or local income, sales, use, franchise or other tax liabilities
(ii) any and all obligations or liabilities relating to any of fees or expenses of the Physician Parties' counsel, accountants or other experts incident to the negotiation and preparation of the Transaction Documents and consummation of the transactions contemplated thereby, and (iii) any and all liabilities relating to or arising from the provision of professional medical services (or failure to provide professional medical services) prior to the Closing Date. The Assumed Obligations are:

              (a) The accounts and notes payable and other obligations of Old Clinic specifically set forth on Schedule 2.3(a) and incurred in connection with the operation of the Practice arising in the ordinary course of business consistent with past practices and not incurred in violation of any law or in breach of any duty existing as of the date hereof; and

              (b) The obligations or liabilities of Old Clinic that relate to periods, events or circumstances occurring on or after the effective date in, to and under the Personal Property Leases listed on Schedule 2.1(c), the Real Property Leases listed on Schedule 2.1(h) and the Assumed Contracts listed on Schedule 2.1(d); provided, however, that (i) each of such Personal Property Leases listed on Schedule 2.1(c), Real Property Leases listed on Schedule





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           4

       2.1(h) and the Assumed Contracts listed on Schedule 2.1(d) shall be on the same terms and conditions as are in effect prior to and on the effective date, (ii) PTI shall assume no obligation or liability in, to or under any such lease, agreement or order that is not included on the
       Schedule 2.1(c), Schedule 2.1(h) or Schedule 2.1(d), and (iii) PTI shall assume no obligation or liability in, to or under any illegal agreement, lease or purchase order, or any other obligations, the performance of which would be illegal.

       Section 2.4 Purchase Price. PTI agrees that, subject to the terms and conditions of this Asset Purchase Agreement, and in full consideration for the aforesaid sale, transfer, conveyance, assignment and delivery of the Nonmedical Assets to PTI, and the assumption of the Assumed Obligations by PTI, PTI shall deliver to Old Clinic on the Closing Date an amount equal to the sum of $130,000 plus the lesser of $250,000 or 90% of the scheduled value of the Accounts Receivable as of the Closing Date ("Purchase Price"). Payment of such cash amount may be made, at the election of PTI, by delivery of a PTI check or by wire transfer to a bank account designated by Old Clinic.

       Section 2.5 Tax Allocation. The Purchase Price plus the Assumed Obligations constitute, for federal income tax purposes, the total consideration paid by PTI for the Nonmedical Assets (the "Tax Consideration"). The Tax Consideration shall be allocated among the Nonmedical Assets in the manner set forth on Schedule 2.5. The allocation set forth on Schedule 2.5 is based on the fair market value of the assets acquired, and the allocation is intended to be in compliance with Section 1060 of the Code. PTI and Old Clinic agree to use the allocations in Schedule 2.5 in all tax returns or statements filed with any taxing authority. PTI and Old Clinic agree to file timely the applicable Forms 8594 attached to the Schedule 2.5 with their respective federal income tax returns for the taxable year in which the Closing Date occurs.

                                   ARTICLE 3
                    REPRESENTATIONS OF THE PHYSICIAN PARTIES

       Section 3.1 Representations of the Physician Parties. The Physician Parties jointly and severally represent and warrant to PTI that:

              (a)    Title to Nonmedical Assets.  Except as set forth on
       Schedule 3.1(a), Old Clinic is the owner and has as of the date hereof, good and marketable title to the Nonmedical Assets, free and clear of any and all liens, charges, pledges, claims, security interests, exceptions or other encumbrances of any kind.

              (b) Inventory. Except as set forth on Schedule 3.1(c), to the best of the Physician Parties' knowledge: (i) the Inventory is in its originally manufactured condition, fit for the use which intended, free from any known defect and in a quality and quantity usable in the ordinary course of business; (ii) the Inventory does not contain material amounts of items that are slow-moving, obsolete or of below-standard quality; (iii) the qualities and quantities of Inventory are reasonable and warranted in the present and anticipated circumstances of the Practice; and (iv) there has been no decrease in the physical Inventory since the Old Clinic Balance Sheet Date, other than in the ordinary course of business.




_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           5

              (c) Accounts Receivable. Except as set forth on Schedule 3.1(d), the Accounts Receivable are in the aggregate valid, binding and legally enforceable obligations (except as enforcement may be limited by any applicable bankruptcy, insolvency, reorganization or other laws affecting creditor's rights generally or by general equitable remedies) and are owned by Old Clinic free and clear of all liens and encumbrances, and except for contractual allowances and reserves for bad debts, in the aggregate will not be subject to any offset, counterclaim or other adverse claim or defense, and may be sold and transferred to PTI. The Accounts Receivable arose in the ordinary and usual course of the business and the amounts stated on the books and records of Old Clinic. No warranty is given that the Accounts Receivable are collectable and any such warranty is expressly disclaimed and released.

              (d)    Tangible Personal Property.  Except as set forth on
       Schedule 3.1(e), the Tangible Personal Property is in good operating condition, working order and repair (normal wear and tear excepted) and is fully suitable for the uses for which it is employed in the conduct of the Practice.

              (e) Leases. With respect to each of the Real Property Leases and Personal Property Leases, except as set forth on Schedule 3.1(f) and
       Schedule 3.1(g):

                     (i) such lease is legal, valid, binding, enforceable and in full force and effect;

                     (ii) such lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing;

                     (iii) no party to such lease is in material breach or default, and no event has occurred that, with notice or lapse of time, would constitute a material breach or default or permit termination, modification or acceleration thereunder;

                     (iv) no party to such lease has repudiated in writing any provision thereof;

                     (v) there are no disputes, oral agreements or forbearance programs in effect as to such lease;

                     (vi) to the best of the Physician Parties' knowledge, the owner of the property leased pursuant to such lease has good and marketable title to such property free and clear of any security interest, mortgage, easement, covenant or other restriction, except for recorded easements, covenants or other restrictions that do not impair current use, occupancy or value, or the marketability of title of the property subject thereto; and

                     (vii) Old Clinic has performed and satisfied in full each material obligation to be performed by Old Clinic under such lease.





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           6

              (f) Contract Rights. Except as set forth on Schedule 3.1(g), each of the Assumed Contracts is valid and enforceable and is in full force and effect, and there is no material default or existing condition that, with the giving of notice or the passage of time, would constitute such a default by Old Clinic or by any parties thereto. Old Clinic has performed and satisfied in full each material obligation required to be performed by Old Clinic under each assumed contract. If services are to be provided to Old Clinic under any such Assumed Contract, such services have been and are being performed satisfactorily and timely, substantially in accordance with terms of such Assumed Contract.

              (g) Prepaid Items. Each of the Prepaid Items may be transferred to PTI without the necessity of obtaining any consent or approval.

              (h) Accounts Payable. Each of the Accounts Payable was incurred in the ordinary course of business of Old Clinic, may be transferred to PTI and is due and payable in the ordinary course of business of Old Clinic consistent with past practices.

              (i) Completeness and Conditions of Assets. The Nonmedical Assets, together with the Medical Assets, include all the properties necessary to conduct the Practice as presently conducted and as proposed to be conducted, and the Nonmedical Assets include all the properties necessary to perform the Assumed Obligations.

                                   ARTICLE 4
                                    CLOSING

       Section 4.1 Documents to be Delivered by Old Clinic. At the Closing, pursuant to this Asset Purchase Agreement, Old Clinic shall deliver, or cause to be delivered, to PTI the following:

              (a) Bills of sale, endorsements, assignments, drafts, checks or other instruments, as to all Nonmedical Assets, and any other appropriate instruments in such reasonable or customary form as shall be requested by PTI and its counsel and reasonably satisfactory to Old Clinic and its counsel, including without limitation the General Bill of Sale, Conveyance, Transfer and Assignment and Agreement Regarding Assumption of Liabilities covering all the Nonmedical Assets and the Assumed Obligations substantially in the form attached hereto as Exhibit A;

              (b) Evidence satisfactory to PTI that all liens, claims, pledges, security interests and other encumbrances on the Nonmedical Assets have been released;

              (c) All consents to assignment or other documents contemplated by the second paragraph of Section 2.1 hereof; and

              (d) Such further certificates, schedules, exhibits or other instruments as may be necessary to consummate the transactions herein contemplated.





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           7

       Section 4.2 Documents to be Delivered by PTI. At the Closing, pursuant to this Asset Purchase Agreement, PTI shall deliver the following appropriate instruments of assumption, as to all Assumed Obligations, and any other appropriate instruments in such reasonable or customary form as shall be requested by Old Clinic and its counsel and reasonably satisfactory to PTI and its counsel, including without limitation the General Bill of Sale, Conveyance, Transfer and Assignment, and Agreement Regarding Assumption of Liabilities covering all the Nonmedical Assets and Assumed Obligations, substantially in the form attached hereto as Exhibit A.

                                   ARTICLE 5
                                 MISCELLANEOUS

       Section 5.1 Indemnification. The liability of the partners hereto in respect of a breach of a representation, warranty, covenant, indemnity or agreement contained in or arising in connection with this Purchase Agreement shall be governed by the terms of Article 10 of the Master Transaction Agreement.

       Section 5.2 Taxes. Old Clinic will pay all transfer taxes, sales and other taxes and charges, if any, which may become payable in connection with the transactions contemplated by the Transaction Documents.

       Section 5.3 Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Asset Purchase Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver of the right to pursue other available remedies.

       Section 5.4 Parties Bound. Except to the extent otherwise expressly provided herein, this Asset Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, guardians, successors and assigns; and no other person shall have any right, benefit or obligation hereunder.

       Section 5.5 Choice of Law. This Asset Purchase Agreement shall be construed, interpreted, and the rights of the parties determined in accordance with, the laws of the State of Louisiana except with respect to matters of law concerning the internal affairs of any corporate or partnership entity which is a party to or the subject of this Asset Purchase Agreement, and as to those matters the law of the state of incorporation or organization of the respective entity shall govern. The Parties agrees that if a controversy or claim between them arises out of or in relation to this Asset Purchase Agreement and results in litigation, the courts of Terrebonne Parish, Louisiana and the courts of the United States of America located in Terrebonne Parish, Louisiana shall have jurisdiction to hear and decide such matter, and Old Clinic and PTI submit to jurisdiction to such courts.

       Section 5.6 Entire Agreement; Amendments and Waivers. This Asset Purchase Agreement, together with the other Transaction Documents and all Exhibits and Schedules hereto





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           8
and thereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof.
No supplement, modification or waiver of this Asset Purchase Agreement shall be binding unless it shall be specifically designated to be a supplement, modification or waiver of this Asset Purchase Agreement and shall be executed in writing by the Party to be bound thereby. No waiver of any of the provisions of this Asset Purchase Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

       Section 5.7 Reformation Clause. It is the intention of the parties hereto to conform strictly to applicable laws regarding the practice and regulation of medicine, whether such laws are now or hereafter in effect, including the laws of the United States of America, the State of Louisiana or any other applicable jurisdiction, and including any subsequent revisions to, or judicial interpretations of, those laws, in each case to the extent they are applicable to this Asset Purchase Agreement (the "Applicable Laws"). Accordingly, if the transfer of any Nonmedical Assets by Old Clinic or PTI violates any Applicable Law, then the parties hereto agree as follows: (a) the provisions of this Section 5.7 shall govern and control; (b) if neither of the parties hereto is materially economically disadvantaged, then any Nonmedical Asset, the transfer of which violates any Applicable Law, shall be deemed to have never been transferred to PTI; (c) if one or more of the parties hereto is materially economically disadvantaged, then the parties hereto agree to negotiate in good faith such changes to the structure and terms of the transactions provided for in this Asset Purchase Agreement as may be necessary to make these transactions, as restructured, lawful under applicable laws and regulations, without materially disadvantaging either party; (d) this Asset Purchase Agreement shall be deemed reformed; and (e) the parties to this Asset Purchase Agreement shall execute and deliver all documents or instruments necessary to effect or evidence the provisions of this Section 5.7.

       Section 5.8 Assignment. This Asset Purchase Agreement may not be assigned by operation of law or otherwise except that PTI shall have the right to assign this Asset Purchase Agreement, at any time, to any direct or indirect wholly-owned subsidiary of PTI. No such assignment shall relieve PTI of its obligations hereunder.

       Section 5.9 Further Assurances. From time to time hereafter and without further consideration, each of the parties hereto shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such actions as any of the other parties hereto may reasonably request in order to more effectively consummate the transactions contemplated by the Transaction Documents or as shall be reasonably necessary or appropriate in connection with the carrying out of the parties' respective obligations hereunder or the purposes of this Asset Purchase Agreement.

       Section 5.10 Multiple Counterparts. This Asset Purchase Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           9

       Section 5.11 Headings. The headings to the sections and schedules of this Asset Purchase Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Asset Purchase Agreement.

       Section 5.12 Severability. Each article, subsection and lesser section of this Asset Purchase Agreement constitutes a separate and direct undertaking, covenant or provision hereof. In the event that any provision of this Asset Purchase Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Asset Purchase Agreement, but every other provision of this Asset Purchase Agreement shall remain in full force and effect.

       Section 5.13 Survival of Representations and Warranties. All representations, warranties and indemnities made by the parties in this Asset Purchase Agreement shall survive the Closing and shall thereafter terminate and expire twenty-four (24) months after the closing Date, except that representations, warranties and associated indemnities with respect to environmental matters and tax matters shall survive for a period equal to the respective statute of limitations applicable to any claim arising from or attributable to such matters; provided, however, that notwithstanding the foregoing, the rights and obligations with respect to indemnification as provided in Article 10 of the Master Transaction Agreement shall continue with respect to any matter for which indemnification has been properly sought pursuant to the terms and conditions of this Asset Purchase Agreement and the Master Transaction Agreement prior to the expiration of any such survival period.

       Section 5.14 Notices. All notices, reports, records or other communications that are required or permitted to be given to the parties under this Asset Purchase Agreement shall be sufficient in all respects if given in writing and delivered in person, by telecopy, by overnight courier, or by registered or certified mail, postage prepaid, return receipt requested, to the receiving party at the address of the parties set forth in the Master Transaction Agreement or to such other address as such party may have given to the other party pursuant to this Section 5.14. Notice shall be deemed given on the date of delivery, in the case of personal delivery or telecopy, or on the delivery or refusal date, as specified on the return receipt, in the case of overnight courier or registered or certified mail.

       Section 5.15 Prorations. Old Clinic and PTI agree that all utility, insurance, maintenance, operating and other similar expenses and ad valorem, property and other taxes shall be divided or prorated between Old Clinic and PTI based on their respective periods of ownership and occupancy through and after the Closing Date.

       Section 5.16 Commercial Reasonableness. The parties to this Asset Purchase Agreement hereby agree that they shall perform their obligations hereunder in a commercially reasonable manner.

                         (SIGNATURES ON FOLLOWING PAGE)





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           10

                                   A.D. WALKER, JR., (A.P.M.C.)
                                   a Louisiana professional medical corporation


                                   By:
                                       ----------------------------------
                                   Name:
                                          -------------------------------
                                   Title:
                                          -------------------------------


                                   PHYSICIANS TRUST, INC.,
                                   a Delaware corporation


                                   By:
                                       ----------------------------------
                                         Robert F. Strange, Jr., President








_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           11

                                   EXHIBIT A
    GENERAL BILL OF SALE, CONVEYANCE, TRANSFER AND ASSIGNMENT, AND AGREEMENT
                       REGARDING ASSUMPTION OF LIABILITIES





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           12

                                SCHEDULE  2.1(b)
                              ACCOUNTS RECEIVABLE





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)           13

                                SCHEDULE  2.1(c)
                            PERSONAL PROPERTY LEASES




_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 2.1(d)
                               ASSUMED CONTRACTS





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 2.1(e)
                           TANGIBLE PERSONAL PROPERTY





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 2.1(g)
                                    LICENSES




_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 2.1(h)
                              REAL PROPERTY LEASES




_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 2.2(e)
                                MEDICAL LICENSES





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 2.3(a)
                                ACCOUNTS PAYABLE





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                  SCHEDULE 2.5
                                 TAX ALLOCATION





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 3.1(a)
                                TITLE EXCEPTIONS





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 3.1(c)
                              INVENTORY EXCEPTIONS





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 3.1(d)
                         ACCOUNTS RECEIVABLE EXCEPTIONS





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 3.1(e)
                     TANGIBLE PERSONAL PROPERTY EXCEPTIONS





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 3.1(f)
                                LEASE EXCEPTIONS





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                                SCHEDULE 3.1(g)
                          ASSUMED CONTRACT EXCEPTIONS





_____________________________________________________
Asset Purchase Agreement - Physicians Trust, Inc. and
A.D. Walker, Jr. (A.P.M.C.)

                         MANAGEMENT SERVICES AGREEMENT


                Dated as of the _________ day of ________, 1997
                                 by and between

                             PHYSICIANS TRUST, INC.

                                      and

                            BAYOU ORTHOPEDIC CENTER,
                       A PROFESSIONAL MEDICAL CORPORATION

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE 1. Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
      Section 1.1   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2. Relationship of the Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE 3. Services to be Provided by Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      Section 3.1   Overall Function  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      Section 3.2   General Administrative Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      Section 3.3   Facilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      Section 3.4   Acquisition and Assistance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Section 3.5   Financial Planning and Budgeting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Section 3.6   Inventory and Supplies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Section 3.7   Advertising and Public Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      Section 3.8   Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      Section 3.9   Provider and Payor Relationships  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      Section 3.10   Quality Assurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      Section 3.11   Other Consulting and Advisory Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      Section 3.12   Events Excusing Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE 4. Obligations of the Clinic  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      Section 4.1   Employment of Physician Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      Section 4.2   Professional Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
      Section 4.3   Medical Practices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
      Section 4.4   Clinic's Internal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
      Section 4.5   Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      Section 4.6    Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      Section 4.7    Ancillary Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      Section 4.8    Premises and Personal Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      Section 4.9    Clinic Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE 5. Joint Planning Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      Section 5.1       Formation and Operation of the Joint Planning Board . . . . . . . . . . . . . . . . . . . . .  20

ARTICLE 6. Restrictive Covenants and Liquidated Damages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      Section 6.1   Restrictive Covenants of the Clinic . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      Section 6.2   Restrictive Covenants and Liquidated Damages Provisions . . . . . . . . . . . . . . . . . . . . .  22
      Section 6.3       Enforcement of Physician Employment Agreement . . . . . . . . . . . . . . . . . . . . . . . .  22
      Section 6.4   Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

      ARTICLE 7. Financial and Security Arrangements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      Section 7.1   Service Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      Section 7.2   Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      Section 7.3   Repayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      Section 7.4   Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE 8. Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 9. Insurance and Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Section 9.1   Insurance to be Maintained by the Clinic  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Section 9.2   Insurance to be Maintained by Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Section 9.3   Continuing Liability Insurance Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Section 9.4   Additional Insured  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      Section 9.5   Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      Section 9.6   Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE 10. Term and Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      Section 10.1   Term of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      Section 10.2   Extended Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
      Section 10.3   Termination by the Clinic  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
      Section 10.4   Termination by Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
      Section 10.5   Effective Date of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
      Section 10.6   Purchase of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
      Section 10.7   Terms of Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
      Section 10.8   Exceptions to Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
      Section 10.9   Effect Upon Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE 11. General Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 11.1   Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 11.2   Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 11.3   Waiver of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 11.4   Additional Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 11.5   Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 11.6   Contract Modifications for Prospective Legal Events  . . . . . . . . . . . . . . . . . . . . . .  31
      Section 11.7   Parties In Interest; No Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . .  32
      Section 11.8   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
      Section 11.9   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
      Section 11.10   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
      Section 11.11   No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
      Section 11.12   Arbitration and Mediation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
      Section 11.13   Communications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      Section 11.14   Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      Section 11.15   Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

      Section 11.16   Reference to Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      Section 11.17   Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      Section 11.18   Inflation Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
      Section 11.19   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
      Section 11.20   Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36


EXHIBITS
7.4   Security Agreement

SCHEDULES
---------
3.3          Facilities
4.1          Physician Employment Agreement
4.3          Medical Practice
4.9(c)       Clinic Plans





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                         MANAGEMENT SERVICES AGREEMENT


      This Management Services Agreement (this "Agreement"), dated as of ______________, 1997, is by and among Physicians Trust, Inc., a Delaware corporation, ("PTI"), and its affiliates (collectively, "Administrator") and Bayou Center Orthopedic Center, A Professional Medical Corporation, a Louisiana professional medical corporation (the "Clinic").

                                  WITNESSETH:

      WHEREAS, the Clinic will conduct a medical orthopedic practice in the Houma, Louisiana area and will provide professional orthopedic care and products to the general public; and

      WHEREAS, Administrator is in the business of owning certain assets of medical clinics and providing consulting, administrative, and other support services to and furnishing medical practices with the necessary facilities, equipment, non-physician personnel, supplies and nonphysician support staff services; and

      WHEREAS, the Clinic desires to obtain the services of Administrator in performing functions so as to permit the Clinic to devote its efforts on a concentrated and continuous basis to the rendering of medical services to its patients; and

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and on the terms and subject to the conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE 1.

                                  Definitions

      SECTION 1.1 DEFINITIONS. For the purposes of this Agreement, the following definitions shall apply:

             (a) "Acquisition" shall mean the acquisition of assets described in the Acquisition Agreements.

             (b) "Acquisition Agreements" shall mean the Asset Purchase Agreement of even date herewith by and between Administrator and Clinic of even date herewith and the Master Transaction Agreement dated _______, 1997, by and between Administrator, Clinic and certain physicians.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (c) "Acquisition Consideration" shall mean the PTI Common Stock and other consideration furnished pursuant to the Acquisition Agreements by PTI in connection with the Acquisition.

             (d) "Acquisition Effective Date" shall mean the date the Acquisition is effective pursuant to the terms of the Acquisition Agreements.

             (e) "Adjustments" shall mean any adjustments for uncollectible accounts, discounts, Medicare and Medicaid disallowances, workers' compensation, employee/dependent health care benefit programs, professional courtesies and other activities to the extent they do not generate a collectible fee or offset a fee previously recorded.

             (f) "Administrator Expense" shall mean, pursuant to GAAP applied on a consistent basis:

                                    (i)    Any corporate overhead charges of
                            Administrator or PTI and other items incurred by Administrator or PTI that are not incurred specifically for the purpose of providing services to the Clinic or are not directly attributable to the Clinic as reasonably determined by Administrator, including, without limitation, salaries and benefits of executive officers of Administrator or PTI, except as otherwise provided for in the definition of Clinic Expenses.

                                    (ii)   Any amortization of any intangible
                            asset resulting from the Acquisition.

                                    (iii)  Any depreciation attributable to
                            increases in the book value of tangible depreciable assets resulting from the Acquisition.

                                    (iv)   Any legal and accounting expenses
                            incurred by Administrator or PTI in connection with the Acquisition.

                                    (v)    All taxes of Administrator,
                            including but not limited to state and federal income taxes and franchise taxes, but excluding state and federal employee taxes related to employees who provide services for the Clinic, property taxes on assets used by the Clinic and other taxes specifically included in Clinic Expenses.

                                    (vi)   Any other expenses specifically
                            included in "Administrator Expenses" in this Agreement.

             (g) "Affiliate" with respect to any person shall mean a person that directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control with, such person. Neither Administrator nor the Clinic is deemed to be an Affiliate of the other.

             (h) "Ancillary Expenses" shall mean, pursuant to GAAP applied on a consistent basis, all operating and non-operating expenses of Administrator or PTI, without mark-up, incurred in the





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

operation of Ancillary Services on behalf of the Clinic pursuant to this Agreement, and all operating and non-operating expenses of the Clinic incurred by the Clinic in the operation of Ancillary Services on behalf of the Clinic, including, without limitation, all expenses normally included within the definition of Clinic Expenses and specifically including all costs associated with Technical Employees.

             (i) "Ancillary Revenue" for any month shall mean, all fees and income of the Clinic Administrator or PTI that, pursuant to GAAP applied on a consistent basis, should be recorded each month (net of Adjustments) by or on behalf of the Clinic from the provision of Ancillary Services to the patients of the Clinic.

             (j) "Ancillary Services" shall mean any and all services, products or other fee generating activities provided to the patients of the Clinic and not resulting from direct professional medical services or incident to such professional medical services by Physician Employees of the Clinic.

             (k) "Clinic" shall include the Clinic as defined in the first paragraph of this Agreement and all satellite locations and related businesses of such Clinic.

             (l) "Clinic Expenses" shall mean, pursuant to GAAP applied-on a consistent basis, all operating and non-operating expenses of Administrator or PTI, without mark-up, incurred in the operation of the Clinic pursuant to this Agreement, and all operating and non-operating expenses of the Clinic incurred by the Clinic in the operation of the Clinic, including, without limitation:

                                    (i)    Salaries, benefits and other direct
                            costs of all employees of Administrator or PTI who perform services for the Clinic, and all salaries and benefits of Physician Employees (other than Clinic Physician Stockholders) if approved by the Joint Planning Board, including, without limitation, federal and state employee taxes and costs of workers' compensation.

                                    (ii)   Direct costs of all employees or
                            consultants of Administrator and its Affiliates engaged to provide services at or in connection with the Clinic or who actually provide services at or in connection with the Clinic for improved performance, such as quality assurance, materials management, purchasing program, charge and coding analysis, physician recruitment and business office consultant provided, however, only the portion of expenses related to such employee or consultant, without mark-up, that is reasonably allocable to work performed at or for the benefit of the Clinic shall be included in Clinic Expenses.

                                    (iii)  The obligations of Administrator or
                            PTI under leases or subleases for assets which are leased or utilized for the benefit of the Clinic, including, without limitation, any subleases between any Affiliates included in Administrator, provided that the rent payable under such subleases shall not exceed the rent payable by such Affiliate.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                                    (iv)   Personal and intangible property
                            taxes assessed against Administrator's or its Affiliate's assets which are leases or utilized for the benefit of the Clinic, commencing on the date of this Agreement.

                                    (v)    Interest expense on indebtedness (1)
                            assumed by Administrator or PTI as a result of the Acquisition or (2) incurred by Administrator or PTI
                            (a) to finance or refinance obligations incurred by Administrator or PTI as a result of the Acquisition (except in connection with any interest expense accrued under promissory notes or other obligations payable by PTI or Administrator to Clinic Physician Stockholders under the Acquisition Agreements) and/or (b) in connection with making advances and capital available to the Clinic and in providing other services pursuant to this Agreement, to the extent such indebtedness exceeds the net intercompany account balance of the Clinic, which interest expense shall be the actual cost incurred by Administrator or PTI in obtaining such funds.

                                    (vi)   Any provider tax assessed against
                            the Clinic by the State and any sales and use taxes assessed against the Clinic related to Clinic operations or assessed against Administrator related to services provided hereunder.

                                    (vii)  Expenses related to professional
                            meetings, seminars, dues and professional licensing fees related to the business of the Clinic.

                                    (viii) All expenses specifically included
                            in "Clinic Expenses" in this Agreement.

                                    (ix)   All professional liability insurance
                            premiums and deductibles related thereto, and all expenses, whether for premiums or otherwise, related to life insurance for any Clinic Physician Stockholder where the beneficiary thereof is the Clinic or the Administrator.

                                    (x)    Other expenses reasonably incurred
                            by Administrator in providing reasonable services for the direct benefit of the Clinic and in carrying out its obligations under this Agreement.

Provided, however, that, notwithstanding anything contained herein, Administrator Expenses, Ancillary Expenses and Excluded Clinic Expenses shall not be included in Clinic Expenses.

             (m) "Clinic Funds " shall indicate for the relevant period an amount equal to Revenues less than the sum of Clinic Expenses and the Service Fee.

             (n) "Clinic Physicians " shall mean physicians employed by the Clinic, including physicians who are stockholders of, partners of, or members in the Clinic.



____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (o)"Clinic Physician Stockholders" shall mean those Physician Employees who own an interest, directly or indirectly, in the equity capital of the Clinic.

             (p)     "Clinic Plan" shall have the meaning set forth in Section
4.9(a).

             (q) "Clinic Related Liabilities" shall have the meaning set forth in Section 10.6(b).

             (r) "Code" shall mean the Internal Revenue Code of 1986, as amended.

             (s) "Confidential and Proprietary Information" shall have the meaning set forth in Section 6.1(b).

             (t) "Current Physician Restrictive Covenants" shall have the meaning set forth in Section 6.2.

             (u) "Designated Health Services" shall have the meaning assigned to such term in Stark.

             (v)     "Dispute" shall have the meaning set forth in Section
11.12.

             (w)     "ERISA" shall have the meaning set forth in Section
4.9(c).

             (x) "Excluded Clinic Expenses" shall mean, pursuant to GAAP applied on a consistent basis, (i) any salaries or other distributions made to Clinic Physicians, whether for professional fee income or otherwise, and any expenses related thereto, including payroll and other taxes associated therewith, (ii) any federal, state or other income taxes applicable to the Clinic, (iii) any expenses, whether for premiums or otherwise, related to life insurance for any Clinic Physician where the beneficiary thereof is not the Clinic or the Administrator, (iv) all costs, expenses and liabilities incurred by the Clinic or Administrator in excess of the limits of professional liability insurance, (v) any expenses described in any Physician Employment Agreement for any Clinic Physician, (vi) any contributions to any Clinic Plan for the benefit of any Clinic Physician, and (vii) any other expenses specifically included in "Excluded Clinic Expenses" in this Agreement.

             (y) "Fair Market Value" shall mean, as to any assets, the fair market value of such assets as agreed upon by the parties hereto, or in the event that the parties hereto cannot agree to such value by ninety (90) days prior to the Purchase Closing, the fair market value of such assets as determined by an Independent Financial Expert selected by Administrator; provided, however, that if the Clinic shall object to such determination within ten (10) days after being notified thereof by Administrator, the Clinic shall within such ten-day period select an Independent Financial Expert to determine the fair market value of such assets; provided further, that in the event that the Independent Financial Experts selected by Administrator and the Clinic cannot agree on the fair market value of such assets, then the two Independent Financial Experts shall mutually select a third Independent Financial Expert to determine the fair market value of such assets and the value determined by such





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

their Independent Financial Exert shall be binding on the parties hereto. Each such Independent Financial Expert may use any customary and generally accepted method of determining fair market values, and shall take into account the effect of any liens, claims or encumbrances (other than those arising out Clinic Related Liabilities) that may reasonably by expected to have an effect on the value of such assets. The cost of any Independent Financial Experts retained by any person hereunder shall be paid one-half by Administrator and one-half by the Clinic.

             (z) "Federal Health Care Program" shall mean (i) any plan or program that provides health benefits, whether directly, through insurance, or otherwise, which is funded directly, in whole or in part, by the United States Government (except for the Federal Employee Health Benefit Program); and (ii) certain state health care programs (e.g., Medicare, Champus, Medicaid, the Maternal and Child Health Services Block Grant Program, and the Social Services Block Grant Program).

             (aa) "Future Physician Restrictive Covenants" shall have the meaning set forth in Section 6.2.

             (bb) "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board and the Securities and Exchange Commission or in such other statements by such other entity or other practices and procedures as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination. For purposes of this Agreement, GAAP shall be applied on an accrual basis in a manner consistent with the historic practices of the person to which the term applies.

             (cc) "Independent Financial Expert" shall mean any entity regularly engaged in the business of evaluating assets of medical clinics and associated businesses which does not (and whose directors, officers, employees, Affiliates or stockholders do not) have a material direct or indirect financial interest in Administrator or any of its Affiliates or in the Clinic or any of its Affiliates, which has not been, and at the time it is called upon to give independent financial advice to the parties hereto is not (and none of whose directors, officers, employees, Affiliates or stockholders is) a promoter, director or officer of Administrator or any of its Affiliates or of the Clinic or of its Affiliates, and which does not provide any advice or opinions to Administrator or the Clinic except as an Independent Financial Expert.

             (dd)    "IRS" shall mean the Internal Revenue Service.

             (ee) "Joint Planning Board" shall mean a two (2) member joint board established pursuant to Section 5.1.

             (ff)    "LD Causes of Action" shall have the meaning set forth in
Section 6.3(a).





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (gg)    "Liquidated Damages" shall have the meaning set forth in
Section 6.3(a).

             (hh) "Liquidated Damages Provisions" shall have the meaning set forth in Section 6.2.

             (ii) "Managed Care Contracts" shall have the meaning set forth in Section 3.9.

             (jj)    "Managed Care Payors" shall have the meaning set forth in
Section 3.9.

             (kk) "Medical Waste" includes, but is not limited to, (i) pathological waste, (ii) blood, (iii) sharps, (iv) wastes from surgery or autopsy, (v) dialysis waste, including contaminated disposable equipment and supplies, (vi) cultures and stocks of infectious agents and associated biological agents, (vii) contaminated animals, (viii) isolation wastes, (ix) contaminated equipment, (x) laboratory waste, (xi) any substance, pollutant, material, or contaminant listed or regulated under any Medial Waste Law, and
(xii) other biological waste and discarded materials contaminated with or exposed to blood, excretion, or secretions from human beings or animals.

             (ll) "Medical Waste Laws" shall mean the following, including regulations promulgated and orders issued thereunder, all as may be amended from time to time: (i) the MWTA, (ii) the U.S. Public Vessel Medical Waste Anti-Dumping Act of 1988, 33 USCA Sections 2501 et seq., (iii) the Marine Protection, Research, and Sanctuaries Act of 1972, 33 USCA Sections 1401 et seq., (iv) The Occupational Safety and Health Act, 29 USCA Sections 651 et seq., (v) the United States Department of Health and Human Services, National Institute for Occupational Safety and Health, Infectious Waste Disposal Guidelines, Publication No. 88-119, and (vi) any other federal, state, regional, county, municipal or other local laws, regulations and ordinances insofar as they purport to control Medical Waste, or impose requirements relating to Medical Waste.

             (mm)    "Payment Date" shall have the meaning set forth in Section
7.2.

             (nn)    "Personal Property" shall have the meaning set forth in
Section 3.3(b).

             (oo) "Physician Employment Agreement" shall mean the employment agreement entered into of even date herewith between the Clinic and any Clinic Physician whether on the date hereof or on any date hereafter during the term of this Agreement and any extension thereof.

             (pp) "Physician Employees" shall mean (i) those individuals who are physicians employed by, or shareholders, members or partners of, the Clinic, or who are otherwise under contract or associated with the Clinic to provide professional medical services to patients of the Clinic, (ii) Physician Extender Employees and (iii) Technical Employees.

             (qq) "Physician Extender Employees" shall mean those individuals who are employed by or otherwise under contract or associated with the Clinic as nurse anesthetists, physicians assistants, nurse practitioners or similar positions, or any position that generates a professional charge, but shall not include Technical Employees.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (rr)    "Plans" shall have the meaning set forth in Section
4.9(a).

             (ss) "Premises" shall mean the premises provided to the Clinic pursuant to Section 3.3.

             (tt) "PTI Common Stock" shall mean the common stock, par value $0.001 per share, of PTI.

             (uu) "PTI Group" shall mean Administrator, PTI, the Clinic and their Affiliates and all professional associations or corporations or other entities for which Administrator, PTI, or their Affiliates provide management services.

             (vv)    "Purchase Assets" shall have the meaning set forth in
Section 10.6(a).

             (ww)    "Purchase Closing" shall have the meaning set forth in
Section 10.7.

             (xx)    "Purchase Notice" shall have the meaning set forth in
Section 10.6(b).

             (yy)    "Purchase Price" shall have the meaning set forth in
Section 10.7.

             (zz) "Restrictive Covenants" shall mean the Current Physician Restrictive Covenants and the Future Physician Restrictive Covenants.

             (aaa) "Revenues" for any month shall mean all fees and income of the Clinic that, pursuant to GAAP applied on a consistent basis, should be recorded each month (net of Adjustments) by or on behalf of the Clinic, including, without limitation, the fees generated as a result of professional medical services furnished to patients by Physician Employees and other fees or income generated in their capacity as professionals, whether rendered in an inpatient or outpatient setting, including, but not limited to, medical director fees or technical fees from medical ancillary services and consulting fees, but shall not include (i) any income or revenue received by any Physician Stockholder individually from the activities listed in Schedule A to the applicable Physician Employment Agreement, (ii) liquidated damages received by the Clinic or the Administrator pursuant to Section 6.2 or 6.3, or (iii) Ancillary Revenues as defined herein.

             (bbb) "Service Fee" shall have the meaning set forth in Section 7.1(b).

             (ccc) "Stark" shall mean 42 U.S.C. Section 1395nn and all rules and regulations promulgated thereunder, as such may be amended or revised from time to time.

             (ddd)   "State" shall mean the State of Louisiana.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (eee) "Tax Returns" shall include all federal, state, local, franchise, property and other tax returns.

             (fff) "Technical Employees" shall mean those individuals who are employed by or otherwise under contract or associated with the Clinic as technicians to provide services in the diagnostic areas of the Clinic's practice, such as laboratory employees and radiology technicians.

             (ggg)   "Termination Date" shall have the meaning set forth in
Section 10.5.

             (hhh)   "Termination Notice" shall have the meaning set forth in
Section 10.5(a).

                                   ARTICLE 2.

                          Relationship of the Parties

      The Clinic and Administrator intend to act and perform as independent contractors, and the provisions hereof are not intended to create any partnership, joint venture, agency or employment relationship between the parties. Administrator and the Clinic agree that the Clinic shall retain the exclusive authority to direct the medical, professional, and ethical aspects of its medical practice. Administrator shall neither exercise control over nor interfere with the physician-patient relationships of the Clinic, which shall be maintained strictly between the physicians of the Clinic and their patients. The parties hereby agree that the benefits to the Clinic hereunder do not require, are not payment for and are not in any way contingent upon the admission, referral or any other arrangement for the provision of any item or service offered by Administrator or any of its Affiliates to any of the Clinic's patients in any facility or laboratory controlled, managed or operated by Administrator.

                                   ARTICLE 3.

                    Services to be Provided by Administrator

             SECTION 3.1 OVERALL FUNCTION. Administrator shall provide or arrange for the services set forth in this Article 3 and the costs, fees, expenses and other disbursements incurred by Administrator or PTI in connection therewith shall be included in Clinic Expenses, except to the extent such costs, fees or expenses are Excluded Clinic Expenses or Administrator Expenses. Administrator is authorized to perform its services hereunder as is necessary or appropriate for the efficient operation of the Clinic, including, without limitation performance of some of the business office functions at locations other than the Clinic. The Clinic will not act in a manner which would prevent Administrator from performing its duties hereunder and will provide such information and assistance to Administrator as is reasonably required by Administrator to perform its services hereunder. Administrator shall use its best efforts to cause its employees to comply with all applicable federal, state and local laws, rules and regulations in its provision of services hereunder.

             SECTION 3.2   GENERAL ADMINISTRATIVE SERVICES.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (a) The Clinic hereby engages Administrator to serve as its exclusive manager and administrator of non-physician services relating to the operation of the Clinic, subject to matters reserved for the Clinic or referred to the Joint Planning Board as herein contemplated, and Administrator shall have all necessary authority to perform such services. The Clinic agrees that the purpose and intent of this Agreement is to relieve the Physician Employees to the maximum extent possible of the administrative, accounting, purchasing, non-physician personnel and other business aspects of its practice. Administrator agrees that the Clinic and Physician Employees, and only the Clinic and Physician Employees, will perform the medical functions of its practice. Administrator shall have no authority, directly or indirectly, to perform or supervise, and shall not perform or supervise, any medical function. Administrator may, however, advise the Clinic as to the relationship between its performance of medical functions and overall administrative and business functions of its practice to the extent permitted by applicable law.

             (b) Administrator shall, in the name of and on behalf of the-Clinic, bill patients, insurance companies and other third-party payors and collect the professional fees for medical services rendered by the Clinic in the Clinic, for services performed outside the Clinic for its hospitalized patients, and for other professional and Clinic services and products. The Clinic hereby appoints Administrator for the term of this Agreement to be its true and lawful attorney-in-fact for the following purposes: (i) to bill patients, insurance companies and other third-party payors in the Clinic's name and on its behalf, (ii) to collect accounts receivable resulting from such billing in the Clinic's name and on its behalf,
(iii) to receive payments on behalf of the Clinic from insurance companies, prepayments received from health care plans, Medicare, Medicaid and all other third party payors; (iv) to take possession of and endorse in the name of the Clinic (and/or in the name of an individual physician), such payments intended for the purpose of payment of a physician's bill related to the Clinic, and notes, checks, money orders, insurance payments and other instruments received in payment of accounts receivable; and (v) to initiate the institution of legal proceedings in the name of the Clinic or a Physician Employee to collect any accounts and monies owed to the Clinic or the Physician Employee, to enforce the rights of the Clinic or the Physician Employee as creditor under any contract or in connection with the rendering of any service, and to contest adjustments and denials by governmental agencies (or their fiscal intermediaries) as third-party payors. All monies shall be accounted for by Administrator as being distinctly attributable to the Clinic. The Clinic may perform the functions or exercise the rights set forth in this Section 3.2(b) only with the consent of Administrator. The Clinic shall execute a Power of Attorney in form and substance acceptable to the parties hereto in connection with the rights and powers granted to Administrator pursuant to this Section 3.2(b). The Clinic shall cooperate with and at the request of Administrator shall provide reasonable assistance to Administrator regarding the functions set forth herein. In the performance of the services described in this Section 3.2(b), Administrator shall use commercially reasonable efforts to collect such professional fees and still comply with all applicable managed care contracts and all applicable laws, rules and regulations.

             (c) Administrator shall supply to the Clinic the ordinary, necessary or appropriate services for the efficient operation of the Clinic, including without limitation, necessary clerical,





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

accounting, purchasing, payroll, legal bookkeeping and computer services, information management, preparation of Tax Returns, printing, postage and duplication services and medical transcribing services; provided, however, that the Clinic may elect to prepare its own Tax Returns, in which case, the cost of preparing such Tax Returns in excess of $1,500 per annum shall be included in Excluded Clinic Expenses. Administrator shall prepare monthly unaudited financial statements for the Clinic containing a balance sheet and income statement, which shall be delivered to the Clinic as soon as practicable, but not later than forty-five (45) days after the end of each calendar month. The Clinic may elect to have an audit conducted with respect to such financial statements, in which case the cost of such audit shall be included in Excluded Clinic Expenses.

             (d) Administrator shall maintain all files and records relating to the operation of the Clinic, including, but not limited to, accounting, billing, collection and customary financial records and patient files. The management of all files and records shall comply with all applicable federal, state and local statutes and regulations, and all files and records shall be located so that they are readily accessible for patient care, consistent with ordinary records management practices. The Clinic shall supervise the preparation of, and direct the contents of, patient medical records, all of which shall remain confidential. All original patient records contributed to the Clinic by the Clinic Physicians shall be and remain the property of the Clinic and Administrator. All original patient records created after the Acquisition Effective Date by the Clinic shall be and remain the property of the Clinic. At such time as this Agreement expires or terminates,
(i) Administrator will provide the Clinic with the original patient records that it owns, if any, (or true and complete copies thereof, if Administrator shall be prevented by any applicable laws, regulations or accreditation policies from providing the Clinic with the original records), of all continuing patients of the Clinic, but subject to applicable laws, regulations and accreditation policies, Administrator shall be permitted to retain true and complete copies of such records (and shall retain the original records if, for any of the foregoing reasons, it is prevented from providing them to the Clinic), and (ii) subject to applicable laws, regulations and accreditation policies, the Clinic will, if requested by Administrator, provide Administrator with true and complete copies of the original patient records that it owns. Administrator hereby agrees to preserve the confidentiality of such patient medical records and to use the information in such records only for the limited purposes necessary to perform management services, and, within the limits of its responsibilities hereunder, to ensure that provision is made for appropriate care for patients of the Clinic.

             (e) Administrator shall take such action in the name of and on behalf of the Clinic to collect fees and pay in a timely manner all Clinic Expenses, except as otherwise agreed among Administrator and the Clinic.

             (f) Administrator shall, upon the terms and at the times as mutually agreed by Administrator and the Clinic (but in no event less frequently than monthly), distribute the Clinic Funds to the Clinic, with appropriate adjustments made to reflect any Clinic Expenses paid by the Clinic and not reimbursed by Administrator or Revenues collected or received by the Clinic and not remitted to Administrator.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             SECTION 3.3   FACILITIES.

             (a) Administrator shall make available to the Clinic the premises that are described in Schedule 3.3 attached hereto (the "Premises") and such other real property acquired (with the consent of the Clinic) and improvements made by Administrator or PTI for the use of the Clinic hereunder; provided, that in the event Administrator's rights to use any such Premises shall terminate, Administrator shall use its best efforts to provide other suitable premises to be used by the Clinic, which premises shall be approved by the Clinic, such approval not to be unreasonably withheld. Administrator shall obtain for the Clinic all utilities reasonably required in connection with the use of the Premises and shall provide for the proper cleanliness of the Premises, including normal janitorial services and refuse disposal. Administrator shall maintain the Premises and make all necessary repairs thereto.

             (b) Administrator shall provide the Clinic with the use of the equipment, furniture, fixtures, furnishings and other personal property acquired by PTI in the Acquisition, together with such other equipment, furniture, fixtures, furnishings and other personal property acquired by Administrator or PTI for the use of Clinic pursuant to the terms hereof (collectively, the "Personal Property"). Administrator shall maintain the Personal Property and make necessary repairs thereto.

             (c) All costs, fees, expenses and other disbursements incurred by Administrator, PTI or the Clinic in connection with the Premises and the Personal Property, including, without limitation, all costs of repairs, maintenance and improvements, utility expenses (i.e., telephone, electric, gas and water), janitorial services, refuse disposal, real or personal property lease cost payments and expenses, interest, principal and other debt service or refinancing payments and expenses, depreciation, taxes and casualty, liability and other insurance, shall be included in Clinic Expenses, provided that depreciation and principal payments for the same assets shall not both be included in Clinic Expenses.

             (d) Nothing herein shall be construed as precluding Administrator or PTI from selling, leasing or otherwise disposing of all or any part of its real property, improvements, Personal Property, tradenames, trademarks and other intangible property; provided that any such disposition shall not eliminate or diminish Administrator's obligations hereunder.

             SECTION 3.4 ACQUISITION AND ASSISTANCE. In the event a decision is made by the Clinic to employ additional physicians or acquire physician groups or practices and if requested by the Clinic, Administrator may, in its sole discretion, assist the Clinic in the identification and selection of physicians or physician groups or practices that may be beneficial in providing the services and products of the Clinic. In the event that a decision is made by the Clinic to pursue the employment of selected physicians or the acquisition of a particular physician group or practice, Administrator may, in its sole discretion, if requested by the Clinic, provide recruiting, consulting, negotiating and other services and may provide for legal, accounting and other professional advisor services in connection with such transaction. Nothing contained herein shall be construed to require





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

Administrator to provide any capital, funds or other assistance to the Clinic in connection with the employment of physicians or acquisition of physician groups or practices by the Clinic.

             SECTION 3.5   FINANCIAL PLANNING AND BUDGETING.

             (a) Subject to the terms contained herein, Administrator will make funds available for capital expenditures and improvements by Administrator on behalf of the Clinic. Requests for expenditures and improvement projects shall be prepared by the Joint Planning Board in consultation with the Clinic and Administrator. All requests for capital expenditures and improvements at the Clinic in excess of $5,000 individually and $15,000 in the aggregate for any calendar year must be approved by the Board of Directors of PTI.

             (b) Administrator shall consult with the Clinic and the Joint Planning Board in the preparation of all annual capital and operating budgets. Annual budgets shall be subject to the review, amendment and approval or disapproval of the Board of Directors of Administrator (or a committee designated by such Board of Directors) and the Clinic. In the event Administrator and the Clinic can not reach agreement on such budgets, the next previously agreed to budgets shall remain in effect with an adjustment to all items not to exceed ten percent (10%).

             SECTION 3.6 INVENTORY AND SUPPLIES. Administrator shall order and purchase inventory and supplies, and such other ordinary, necessary or appropriate materials which are requested by the Clinic and which the Clinic shall reasonably determine to be necessary in the operation of the Clinic. Supplies and inventory to be used directly in patient care and providing medical services shall be of the type and quality specified by the Clinic. Such inventory, supplies and other materials shall be included in Clinic Expenses at their cost to PTI or Administrator, as the case may be.

             SECTION 3.7 ADVERTISING AND PUBLIC RELATIONS. In consultation with the Joint Planning Board and the Clinic, Administrator shall implement (and design where requested) any appropriate local public relations or advertising program on behalf of the Clinic, with appropriate emphasis on public awareness of the availability of services at the Clinic. Prior to publication or distribution of marketing or public relations material or information, Administrator shall submit such material to the Clinic for its review and approval. Administrator shall also design and implement all national or other non-local public relations or advertising programs on behalf of the Clinic, the cost of which shall be included in Administrator Expenses, except to the extent such national programs are reasonably designed to replace or supplement the marketing benefits derived from local public relations or advertising programs, in which case, such costs will be included in Clinic Expenses. The parties hereto agree that all public relations and advertising programs shall be conducted in compliance with applicable standards of medical ethics, laws and regulations.

             SECTION 3.8   PERSONNEL.  Except as specifically provided in
Section 5.1(b) of this Agreement, Administrator shall employ or otherwise retain and shall be responsible for selecting, hiring, training, suspending, and terminating, all management, administrative, clerical, secretarial, bookkeeping, accounting, payroll, billing and collection and other nonprofessional personnel as Administrator





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

deems reasonably necessary and appropriate for Administrator's performance of its duties and obligations under this Agreement. Consistent with reasonably prudent personnel management policies, Administrator shall seek and consider the advice, input, and requests of the Clinic in regard to personnel matters. Administrator shall have sole responsibility for determining the salaries and providing such fringe benefits, and for withholding, as required by law, any sums for income tax, unemployment insurance, social security, or any other withholding required by applicable law or governmental requirement.

             SECTION 3.9 PROVIDER AND PAYOR RELATIONSHIPS. Administrator shall provide financial and business assistance to the Clinic in the negotiation, establishment, supervision and maintenance of contracts and relationships (collectively, the "Managed Care Contracts") with all managed care, institutional health care providers and payors, health maintenance organizations, preferred provider organizations, exclusive provider organizations, Medicare, Medicaid and other similar persons (collectively, "Managed Care Payors"). Approval, disapproval, termination or amendment of any contract or relationship with such Managed Care Payors and the Clinic shall be the responsibility of the Clinic and the Joint Planning Board; provided, however, that should a contract or relationship between any Managed Care Payor and the Clinic involve or affect a contract or relationship between a Managed Care Payor and an Affiliate of Administrator or PTI or a person or entity serviced or managed by Administrator, PTI or an Affiliate of PTI and a consensus among such affected Affiliates and serviced entities cannot be reached regarding the contract or relationship, then the ultimate decision as to the approval, disapproval, termination or amendment of the contract or the relationship between such Affiliates and other affected or involved serviced clinics and such Managed Care Payor, and such decision involving the Clinic and such Managed Care Payor, shall be made by the Board of Directors of PTI.

             SECTION 3.10 QUALITY ASSURANCE. Subject to Article 2, Administrator shall assist the Clinic in fulfilling its obligations to its patients to maintain a high quality of medical and professional services. Any expenses that are related to the overall maintenance of Administrator's quality assurance program shall be included in Administrator Expenses; provided, however, that any expenses related to such program that are incurred for services provided for the direct benefit of the Clinic shall be included in Clinic Expenses.

             SECTION 3.11 OTHER CONSULTING AND ADVISORY SERVICE. Administrator will provide such consulting and other advisory services as requested by the Clinic in all areas of the Clinic's business functions, including, without limitation, financial planning, acquisition and expansion strategies, development of long-term business objectives and other related matters.

             SECTION 3.12 EVENTS EXCUSING PERFORMANCE. In the event of strikes, lock-outs, calamities, acts of God, unavailability of supplies or other events over which Administrator has no control, Administrator shall not be liable to the Clinic for failure to perform any of the services required hereunder and the Clinic shall not have the right to terminate this Agreement pursuant to Section 10.3(b), for so long as such events continue and for a reasonable period of time thereafter; provided, however, that if such events continue and Administrator is not able to perform any of the





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

services required hereunder for a period of 120 consecutive days or more, either Administrator or Clinic may terminate this Agreement by written notice to the other.

                                   ARTICLE 4.

                           Obligations of the Clinic

             SECTION 4.1 EMPLOYMENT OF PHYSICIAN EMPLOYEES. The Clinic shall have complete control of and responsibility for the hiring, compensation, supervision, training, evaluation and termination of its Physician Employees, although, at the request of the Clinic, Administrator and/or the Joint Planning Board shall consult with the Clinic with respect to such matters. The Clinic shall conduct an appropriate and reasonable due diligence review in connection with the hiring of any physician or the acquisition of any physician group or practice, and shall compensate such physician employees in amounts not to exceed amounts which are reasonable and customary for physicians of comparable skill and experience in the community where the Clinic is located. Each of the Clinic Physician Stockholders shall enter into a Physician Employment Agreement substantially in the form attached as Schedule 4.1, unless otherwise agreed to by PTI. Although Administrator may provide payroll and other related services to the Clinic, the Clinic shall be solely responsible for the payment of such Physician Employees' salaries and wages, payroll taxes and all other taxes now or hereafter applicable to their employment. The Clinic and its Physician Employees shall not have any claim under this Agreement or otherwise against Administrator or PTI for workers' compensation, unemployment compensation or Social Security benefits, all of which shall be the sole responsibility of the Clinic. The Clinic shall only employ or contract with licensed physicians or other persons meeting applicable credentialing guidelines established by the Clinic and approved by the Joint Planning Board. The Clinic shall cooperate in the obtaining and retaining of professional liability insurance by ensuring that its Physician Employees, and other employees who may have malpractice exposure or liability, are insurable and by participating in an ongoing risk management program.

             SECTION 4.2 PROFESSIONAL SERVICES. The Clinic shall provide professional services to patients in compliance at all times with ethical standards, laws, rules and regulations applicable to the operations of the Clinic and the Physician Employees. The Clinic shall ensure that each Physician Employee has all required licenses, credentials, approvals or other certifications to perform his or her duties and services for the Clinic. In the event that any disciplinary actions or medical malpractice actions are initiated against any Physician Employee, the Clinic shall promptly inform Administrator of such action and the underlying facts and circumstances. The Clinic shall carry out a program to monitor the quality of medical care practiced at the Clinic. The Clinic shall employ such Physician Employees as is necessary to provide efficient medical care to patients of the Clinic.

             SECTION 4.3 MEDICAL PRACTICES. The Clinic shall use and occupy the Premises exclusively for the practice of medicine and for providing other related services and products. Unless otherwise approved in writing by Administrator, which approval shall not be unreasonably withheld, it is expressly acknowledged by the parties hereto that the medical practice or practices conducted at the Clinic shall be conducted solely by physicians associated with the Clinic, and, except as set forth on





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

Schedule 4.3, no other physician or medical practitioners shall be permitted to use or occupy the Clinic. The Clinic shall be solely and exclusively in control of all aspects of the practice of medicine and the delivery of medical services at the Clinic's facilities and at such outpatient surgery center, acute care hospitals and other facilities as the Clinic may deem appropriate from time to time. The rendition of all medical professional services, including, but not limited to, diagnosis, treatment, surgery, therapy, the prescription of medicine and drugs, and the supervision and preparation of medical reports shall be the sole responsibility of the Clinic. Administrator shall have no authority whatsoever with respect to the establishment of fees or charges for the rendition of such services. From time to time, the Clinic in its discretion will adopt and implement fee schedules for non-prepaid patients which shall be reasonable in relation to fees generally being obtained in the same or similar market areas and for all rebillings and recovery items on prepaid Managed Care Contracts which are authorized and permitted by such contracts, a copy of which and each amendment thereto shall be provided to Administrator for review no later than thirty (30) days prior to the proposed effective date thereof.

             SECTION 4.4 CLINIC'S INTERNAL MATTERS. The Clinic shall be responsible for matters involving its corporate governance, employees and similar internal matters, including, but not limited to, preparation and the contents of such reports to regulatory authorities governing the Clinic as the Clinic is required by law to provide, distribution of professional fee income among the Clinic Physician Stockholders, which will be included in Excluded Clinic Expenses; provided, however, that such compensation shall be consistent with the Physician Employment Agreements for each Clinic Physician Stockholder. The costs incurred in connection with the foregoing matters shall be Clinic Expenses.

             SECTION 4.5 NAME. Administrator agrees that the Clinic shall be entitled to use on a nonexclusive and nontransferable basis for the term of this Agreement the names "Physicians Trust, Inc." and "PTI" as may be necessary or appropriate in the performance of the Clinic's services and obligations hereunder.

             SECTION 4.6 COMPLIANCE WITH LAWS. The Clinic shall, and shall use its best efforts to cause the Physician Employees, to comply with all applicable federal, state and local laws, rules, regulations and restrictions in the conduct of the Clinic's business. Without limiting the generality of the foregoing, the Clinic shall comply, and shall use its best efforts to cause each Physician Employee to comply with all Medical Waste Laws applicable to the operation of the Clinic in the generation, transportation, treatment, storage, disposal or other handling of Medical Waste (to the extent that the Clinic or the Physician Employees engage in such activities), and the Clinic shall not, and shall use its best efforts to forbid any Physician Employee to:

             (a) enter into any contract, lease, agreement or arrangement, including, but not limited to, any joint venture or consulting agreement, to provide services, lease space, lease equipment or engage in any other venture or activity with any physician, hospital, pharmacy, home health agency or other person or entity which is in a position to make or influence referrals to, or





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

otherwise generate business for the Clinic, if such transaction is in violation of any applicable law, rule or regulation;

             (b) knowingly and wilfully make or cause to be made a false statement or representation of a material fact in any application for any benefit or payment;

             (c) fail to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its behalf or on behalf of another, with intent to fraudulently secure such benefit or payment;

             (d) knowingly and willfully pay, solicit or receive any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offer to pay or receive such remuneration (i) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by a Federal health care program, or
(ii) in return for purchasing, leasing, or ordering, or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by a Federal health care program; and

             (e) refer a patient for Designated Health Services to, or provide Designated Health Services to a patient upon a referral from, an entity or person with which the physician or an immediate family member has a financial relationship, other than as permitted by exceptions set forth in Stark.

      SECTION 4.7 ANCILLARY OPERATIONS. The Clinic shall not acquire, establish or commence the operation of any satellite location, medical office, ambulatory surgery center, health maintenance organization, preferred provider organization, exclusive provider organization or similar entity or organization established or operated by the Clinic after the date hereof without the prior written consent of Administrator, which consent shall not be unreasonably withheld.

             SECTION 4.8 PREMISES AND PERSONAL PROPERTY. The Clinic shall use its best efforts to prevent damage, excessive wear and tear, and malfunction or other breakdown of the Premises and Personal Property or any part thereof by the Physician Employees. The Clinic shall promptly inform Administrator in writing of any and all necessary replacements, repairs or maintenance to any of the Premises or Personal Properly and any failures of equipment of which it becomes aware. The Clinic shall comply with all of the covenants and provisions set forth in any leases or subleases for the Premises entered into or assumed by Administrator, and Administrator agrees to provide copies of all such leases to the Clinic.

             SECTION 4.9   CLINIC EMPLOYEE BENEFIT PLANS.

             (a) Effective on the Acquisition Effective Date, the Clinic shall amend the tax-qualified retirement plan(s) described on
Schedule 4.9(c) (the "Clinic Plan") to provide that employees of the Administrator who are classified as "leased employees" (as defined in Code Section





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

414(n)) of the Clinic shall be treated as Clinic employees for purposes of eligibility and participation in the Clinic Plan. Not less often than annually, the Clinic and the Administrator shall agree upon and identify in writing those individuals to be classified as leased employees of the Clinic (the "designated leased employees"). The Clinic and the Administrator shall establish mutually agreeable procedures with respect to the participation of designated leased employees in the Clinic Plan. Such procedures shall be designed to avoid the tax disqualifications of the Clinic Plan, similar plans of clinics similarly situated, and any similar plan sponsored or maintained by the Administrator from time to time (collectively, the "Plans").

             (b) If the Joint Planning Board determines that the relationship between the Administrator and the Clinic (and other clinics similarly situated) constitutes an "affiliated service group" (as defined in Code Section 414(m)), the Administrator and the Clinic shall take such actions as may be necessary to avoid the tax disqualification of the Plans. Such actions may include the amendment, freeze, termination or merger of the Clinic Plan.

             (c) The Plans described on Schedule 4.9(c) attached hereto are approved by Administrator. The Clinic shall not enter into any new "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Security Act ("ERISA") without the express written consent of Administrator. The Clinic shall not offer any retirement benefits or make any material retirement payments other than under the Clinic Plan to any Clinic Physician Stockholder without the express written consent of Administrator. Except as otherwise required by law, the Clinic shall not materially amend, freeze, terminate or merge the Clinic Plan without the express written consent of Administrator. In the event of either of the foregoing, the Administrator's consent shall not be withheld if such action would not jeopardize the qualification of any of the Plans. The Clinic agrees to make such changes to the Clinic Plan, including the freezing, termination, or merger of the Clinic Plan, as may be approved by the Joint Planning Board and the Administrator, but only if such changes are necessary to prevent the disqualification of any of the Plans.

             (d) Expenses incurred in connection with the Clinic Plan or other Clinic employee benefit plans, including without limitation the compensation of counsel, accountants, corporate trustees, and other agents shall be included in Clinic Expenses.

             (e) The employee benefit plan contribution and administration expenses for the Physician Employees shall be included in the Clinic's operating budget. The Clinic and the Administrator shall not make employee benefit plan contributions or payments to the Clinic for their respective employees in excess of such budgeted amounts unless required by law or the terms of the Clinic Plan. The Administrator shall make contributions or payments with respect to the Clinic Plan or other Clinic employee benefit plans, as a Clinic Expense, on behalf of eligible Physician Employees (other than Clinic Physicians), designated leased employees, and other eligible Clinic employees. Clinic Physicians shall make contributions to the Clinic Plan as an Excluded Clinic Expense. In the event the Clinic Plan or other Clinic employee benefit is terminated, the Administrator shall be responsible, as a Clinic Expense, for any funding liabilities related to eligible





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

Physician Employees (other than Clinic Physicians), designated leased employees, or other eligible Clinic employees.

             (f) The Administrator shall have the sole and exclusive authority to adopt, amend, or terminate any employee benefit plan for the benefit of its employees, regardless of whether such employees are designated leased employees, unless such actions would require the amendment, freeze or termination of the Clinic Plan to avoid disqualification of the Clinic Plan, in which case any such action would be subject to the express prior written consent of the Joint Planning Board. The Administrator shall have the sole and exclusive authority to appoint the trustee, custodian and administrator of any such plan.

             (g) From and after the Acquisition Effective Date, the Clinic's employees and designated leased employees shall receive credit for prior service with the Clinic's predecessor for vesting and eligibility purposes under the Clinic Plan, but only to the extent such service was actually recognized under the Clinic Plan immediately prior to the Acquisition Effective Date.

             (h) In the event that any "employee welfare benefit plan" (as defined in ERISA Section 3(1)) maintained or sponsored by the Clinic must be amended, terminated, modified, or changed as a result of the Clinic and Administrator being deemed to be a part of an affiliated service group, the Joint Planning Board will replace such plan or plans with a plan or plans that provides those benefits approved by the Joint Planning Board. It shall be the goal of the Joint Planning Board in such event to provide substantially similar or comparable benefits if the same can be provided at a substantially similar cost to the replaced plan.

                                   ARTICLE 5.

                              Joint Planning Board

      SECTION 5.1    FORMATION AND OPERATION OF THE JOINT PLANNING BOARD.

             (a) The parties hereto shall establish a Joint Planning Board which shall be responsible for developing long term strategic planning objectives and management policies for the overall operation of the Clinic and shall facilitate communication and interaction between Administrator and the Clinic. The Joint Planning Board shall consist of two (2) members. ClinicAdministrator shall designate, in its sole discretion, one (1) member of the Joint Planning Board which member shall be an employee of PTI or the Administrator. The Clinic shall designate, in its sole discretion, one (1) member of the Joint Planning Board which member shall be a Clinic Physician of the Clinic. Either party may change its designated Joint Planning Board member at any time, with thirty (30) days advanced written notice to the other party. The act of a majority of the members of the Joint Planning Board shall be the act of the Joint Planning Board.

             (b) The Joint Planning Board shall, in addition to the responsibilities set forth elsewhere in this Agreement, have the authority to (i) develop and assist the Clinic in implementing





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

long-term strategic objectives, (ii) prepare proposals and make recommendations to the Board of Directors of PTI regarding significant capital expenditures, capital improvement and expansion projects on behalf of the Clinic, (iii) with assistance of Administrator, prepare the annual capital and operating budgets of the Clinic, (iv) consider and make recommendations regarding grievances pertaining to matters not specifically addressed in this Agreement if such matters are referred to it by the Clinic or Administrator, (v) make recommendations to the Clinic regarding the number and type of physicians required for the efficient operation of the Clinic, and (vi) make decisions and recommendations regarding the Clinic Plan. Subject to Sections 3.4 and 4.1, decisions regarding the hiring or firing of physicians shall be made solely by the Clinic.

                                   ARTICLE 6.

                  Restrictive Covenants and Liquidated Damages

      The parties recognize that the services provided by Administrator hereunder shall be feasible only if the Clinic operates an active medical practice to which the physicians associated with the Clinic devote their full business time and attention. Accordingly, the parties hereto agree as follows:

             SECTION 6.1   RESTRICTIVE COVENANTS OF THE CLINIC.

             (a) During the term of this Agreement and for a period of one year thereafter, the Clinic shall not, without the prior written consent of Administrator, (i) establish, operate or provide physician services at any medical office, clinic or other health care facility providing services similar to those provided by the Clinic, or (ii) engage or participate in any business which engages in competition with the business conducted by PTI Group, in either case, anywhere within 25 miles of any location of the PTI Group other than locations of the Clinic existing on the date hereof.

             (b) The Clinic recognizes the proprietary interest of PTI Group in any Confidential and Proprietary Information (as hereinafter defined) of PTI Group. The Clinic acknowledges and agrees that any and all Confidential and Proprietary Information communications learned of, developed or otherwise acquired by the Clinic during the term of this Agreement shall be the property of PTI Group. The Clinic further acknowledges and understands that its disclosure of any Confidential and Proprietary Information will result in irreparable injury and damage to PTI Group. As used herein, "Confidential and Proprietary Information" means all trade secrets and other confidential and/or proprietary information of PTI Group, including information derived from reports, investigations, research, work in progress, codes, marketing and sales programs, financial projections, cost summaries, pricing formula, contracts analyses, financial information, projections, confidential filings with any state or federal agency, and all other confidential concepts, methods of doing business, ideas, materials or information (other than the Clinic's original patient records) prepared or performed for, by or on behalf of PTI Group by its employees, officers, directors, agents, representatives, or consultants.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (c) The Clinic acknowledges and agrees that PTI Group is entitled to prevent the disclosure of Confidential and Proprietary Information. The Clinic agrees that at all times during the term of this Agreement and forever thereafter to hold in strictest confidence and not to disclose to any person, firm or corporation, other than to Physician Employees and persons engaged by Administrator to further the business of the Clinic, and not to use except in the pursuit of the business of PTI Group, Confidential and Proprietary Information, without the prior written consent of Administrator, unless (i) such information becomes known or available to the public generally through no wrongful act of the Clinic or its employees, (ii) disclosure is required by law or the rule, regulation or order of any governmental authority under color of law, provided, that prior to disclosing any Confidential and Proprietary Information pursuant to this clause (ii), the Clinic shall, if possible, give prior written notice thereof to the Administrator and provide Administrator with the opportunity to contest such disclosure, or (iii) the Clinic reasonably believes that such disclosure is required in connection with a lawsuit to which the Clinic is a party.

             (d) In the event of any termination of this Agreement for any reason whatsoever, or at any time upon the request of Administrator, the Clinic will promptly deliver to Administrator all documents, data and other information in the Clinic's possession that contains any Confidential and Proprietary Information. The Clinic shall not take or retain any documents or other information, or any reproduction or excerpt thereof, containing any Confidential and Proprietary Information, unless otherwise authorized in writing by Administrator.

             (e) In the event of any termination of this Agreement for any reason whatsoever, or at any time upon the request of the Clinic, the Administrator will promptly deliver to the Clinic all documents, data and other information pertaining to trade secrets or other confidential and/or proprietary information of the Clinic, unless such documents, data or information is necessary for Administrator to perform its services hereunder, in which case Administrator shall be able to retain such data or information and shall furnish copies of such documents.

             SECTION 6.2   RESTRICTIVE COVENANTS AND LIQUIDATED DAMAGES
PROVISIONS.   Each Physician Employment Agreement contains certain restrictive covenants pertaining to covenants not to compete with and not to divulge the confidential and proprietary information of Administrator and the Clinic ( the "Current Physician Restrictive Covenants"). Each Physician Employment Agreement contains certain provisions pertaining to the payment of liquidated damages to the Clinic in certain cases of early termination of such Physician Employment Agreement (the "Liquidated Damages Provisions"). During the term of this Agreement, the Clinic shall not amend, alter or otherwise change any term or provision of any Physician Employment Agreement without the prior written consent of PTI. Following termination of this Agreement, the Clinic shall not amend, alter or otherwise change any term or provision of the Restrictive Covenants or Liquidated Damages Provisions ("Future Physician Restrictive Covenants"), unless such provisions are no longer in force and effect pursuant to the terms of the applicable Physician Employment Agreement at the time of termination of this Agreement.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             SECTION 6.3    ENFORCEMENT OF PHYSICIAN EMPLOYMENT AGREEMENT.

             (a) The Clinic hereby acknowledges that the Acquisition Consideration and the terms and conditions of this Agreement were determined based upon numerous factors, including the agreement of Clinic Physician Stockholders to remain employed by the Clinic pursuant to the terms of certain Physician Employment Agreements and to utilize the assets and business overhead required to be provided by Administrator for a period of five
(5) years. Accordingly, in the event that the Clinic shall be entitled to any liquidated damages (the "Liquidated Damages") pursuant to the terms of the Liquidated Damages Provisions, (i) the Clinic shall pay to Administrator an amount equal to such Liquidated Damages on the date such Liquidated Damages are received by the Clinic or as otherwise provided in this Section 6.3(a), (ii) at the request of Administrator, the Clinic shall assign to Administrator such causes of action and/or other rights it has in connection with events and actions giving rise to the Liquidated Damages (the "LD Causes of Action") and shall cooperate with and provide reasonable assistance to Administrator with respect to the pursuit of the LD Causes of Action by Administrator, and (iii) at the request of Administrator, the Clinic shall seek any and all remedies at law or in equity that it may have available to it in connection with the LD Causes of Action. Administrator shall be entitled to receive all Liquidated Damages and/or other damages or amounts recovered in connection with the LD Causes of Action, which shall not be included in Revenues. The costs and expenses incurred by the Clinic or Administrator in connection with pursuing the LD Causes of Action shall be borne by Administrator and included in Administrator Expenses. In the event that the Clinic has not initiated proceedings to recover any Liquidated Damages due and owing to the Clinic within sixty (60) days after a request by Administrator, the Clinic shall, within five (5) days of a request by Administrator, pay to Administrator an amount equal to such Liquidated Damages. In no event shall the payment by the Clinic to Administrator of Liquidated Damages relieve the Clinic of its obligation to assign the LD Causes of Action to Administrator, provided, however, in the event that the Clinic pays Liquidated Damages to Administrator pursuant to the immediately preceding sentence and the Clinic has assigned the related LD Causes of Action to Administrator, Administrator shall prosecute such LD Causes of Action and if Administrator recovers such Liquidated Damages, Administrator shall reimburse the Clinic up to the amount paid to Administrator by the Clinic out of any Liquidated Damages so recovered.

             (b) The Clinic shall enforce the Physician Employment Agreement, including, without limitation, the Restrictive Covenants. Subject to Section 6.3(a) and the following sentence, the costs and expenses of such enforcement shall be included in Clinic Expenses and all damages and other amounts recovered thereby shall be included in Revenues. In the event that, after a request by Administrator, the Clinic does not pursue any remedy that may be available to it by reason of a breach or default of the Restrictive Covenants or any other provision of the Physician Employment Agreements, upon the request of Administrator, the Clinic shall assign to Administrator, such causes of action and/or other rights it has with respect thereto; in which case, all costs and expenses incurred in connection therewith shall be borne by Administrator and shall be included in Administrator Expenses, and Administrator shall be entitled to all damages and other amounts recovered thereby.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             SECTION 6.4 REMEDIES. Administrator and the Clinic acknowledge and agree that a remedy at law for any breach of the provisions of this Article 6 shall be inadequate, and therefore, either party shall be entitled to specific performance and injunctive or other equitable relief in the event of any such breach or attempted breach, in addition to any other rights or remedies available to either party at law or in equity. Each party hereto waives any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. If any provision of the Restrictive Covenants or this Article 6 relating to the restrictive period, scope of activity restricted and/or the territory described therein shall be declared by a court of competent jurisdiction to exceed the maximum time period, scope of activity restricted or geographical area such court deems reasonable and enforceable under applicable law, the time period, scope of activity restricted and/or area of restriction held reasonable and enforceable by the court shall thereafter be the restrictive period, scope of activity restricted and/or the territory applicable to such provision of the Restrictive Covenants or this Article 6. The invalidity or non-enforceability of any provision of the Restrictive Covenants or this Article 6 in any respect shall not affect the validity or enforceability of the remainder of the Restrictive Covenants or this Article 6 or of any other provisions of this Agreement.

                                   ARTICLE 7.

                      Financial and Security Arrangements

             SECTION 7.1 SERVICE FEES. The Clinic and Administrator agree that the compensation set forth in this Article 7 is being paid to Administrator in consideration of the services provided and the substantial commitment and effort made by Administrator hereunder and any such fees have been negotiated at arms' length and are fair, reasonable and consistent with fair market value. Administrator shall be paid the following service fees:

             (a)                    Management of Professional Services:
Administrator shall be reimbursed for the amount of all Clinic Expenses, Excluded Clinic Expenses and Ancillary Expenses recorded by Administrator pursuant to the terms of this Agreement;

             (b) With respect to any period, Administrator shall receive compensation equal to Revenues minus the sum of Clinic Expenses and Excluded Clinic Expenses during such period; and

             (c) Management of Ancillary Services: With respect to any period, Administrator shall receive compensation equal to sixty percent (60%) of the excess (if a positive number) of Ancillary Revenues over Ancillary Expenses during such period.

             SECTION 7.2 PAYMENTS. The amounts to be paid to Administrator under this Article 7 shall be calculated by Administrator on the accrual basis of accounting and shall be payable monthly. Payments due for each calendar month shall be paid on the 15th day following the end of such month (or the first preceding day that is a business day if the 15th day is not a business day) (a "Payment Date"). Such amounts paid shall be estimates based upon available information for such month,





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

adjustments to the estimated payments shall be made to reconcile final amounts due under Section 7.1 of the next Payment Date.

             SECTION 7.3 REPAYMENT. Unless otherwise agreed to by Administrator and the Clinic, the Clinic shall repay Administrator for any amounts advanced to the Clinic to fund obligations of the Clinic as requested by the Clinic on the first Payment Date following such advance. The Clinic shall repay all indebtedness to Administrator in connection with funding for capital expenditures or otherwise as agreed between the Clinic and Administrator.

             SECTION 7.4 SECURITY AGREEMENT. In order to enforce its rights granted hereunder, the Clinic shall execute a Security Agreement in substantially the form attached hereto as Exhibit 7.4 (the "Security Agreement"), which Security Agreement grants a security interest in all of the Clinic's accounts receivable (as more fully described in the Security Agreement) to Administrator. In addition, the Clinic shall cooperate with Administrator and execute all necessary documents in connection with the pledge of such account receivable to Administrator or at Administrator's option, its lenders. All collections in respect of such accounts receivable shall be deposited in a bank account at a bank designated by Administrator. To the extent that the Clinic comes into possession of any payments in respect of such accounts receivable, the Clinic shall promptly remit such payments to Administrator for deposit in bank accounts designated by Administrator.

                                   ARTICLE 8.

                                    Records

      All records relating in any way to the operation of the Clinic (other than original patient medical records contributed to the Clinic by the Clinic Physician Stockholders and all original patients records created by the Clinic after the Acquisition Effective Date) shall, subject to the obligations of the Clinic to maintain patient medical records pursuant to Section 3.2(d), at all times be the property of Administrator as set forth in Section 3.2(d). During the term of this Agreement, and for a reasonable time thereafter, the Clinic or its agents shall have reasonable access during normal business hours to the Clinic's and Administrator's personnel and other financial records relating to the Clinic, including, but not limited to, records of collections, expenses with disbursements as kept by Administrator in performing Administrator's obligations under this Agreements and the Clinic may copy any or all such records.

                                   ARTICLE 9.

                            Insurance and Indemnity

             SECTION 9.1 INSURANCE TO BE MAINTAINED BY THE CLINIC. During the term of this Agreement, the Clinic shall maintain comprehensive professional liability insurance with such carrier as determined jointly by Administrator and the Clinic, with limits per claim and per physician to be agreed upon by Administrator and the Clinic and a separate limit of the Clinic with such deductible





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

as is mutually agreeable by Administrator and the Clinic. All malpractice premiums and deductibles related thereto shall be included in Clinic Expenses. All costs, expenses and liabilities incurred by the Clinic or Administrator in excess of the limits of such policies shall be included in Excluded Clinic Expenses.

             SECTION 9.2 INSURANCE TO BE MAINTAINED BY ADMINISTRATOR. During the term of this Agreement, Administrator will use commercially reasonable efforts to provide and maintain, as a Clinic Expense, comprehensive professional liability insurance for all professional employees of Administrator, and comprehensive general liability and property insurance covering the Clinic premises and operations with such limits or coverages as may reasonably be determined to be appropriate by Administrator; provided that Administrator must obtain the Clinic's approval in the event any such limits or coverages are below the limits and coverages maintained as of the date of this Agreement.

             SECTION 9.3 CONTINUING LIABILITY INSURANCE COVERAGE. The Clinic shall obtain or require each of its Physician Employees to obtain comprehensive liability insurance coverage under either a "tail policy" or a "prior acts policy" with the same limits and deductibles as the insurance coverage provided pursuant to Section 9.1, upon the termination of such physician's relationship with the Clinic for any reason. In the event that neither the Clinic nor the Physician Employee obtains such comprehensive liability insurance coverage, Administrator may do so. The cost of such comprehensive liability insurance coverage shall be included in Clinic Expenses unless such cost is borne by the Physician Employee.

             SECTION 9.4 ADDITIONAL INSURED. The Clinic and Administrator agree to use their reasonable efforts to have each other named as an additional insured on the other's respective professional liability insurance programs. The additional cost, if any, associated therewith shall be a Clinic Expense.

             SECTION 9.5 INDEMNIFICATION. The Clinic shall indemnify, defend and hold Administrator, PTI and their respective officers, directors, shareholders, employees, agents and consultants (other than such persons who are also officers, directors, shareholders, employees, agents or consultants of the Clinic) harmless, from and against any and all liabilities, losses, damages, claims, causes of action and expenses (including reasonable attorneys' fees), not covered by insurance (including self-insured insurance and reserves), whenever arising or incurred, that are caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of medical services or the performance of any intentional acts, negligent acts or omissions by the Clinic and/or its shareholders, employees and/or subcontractors (other than Administrator, PTI or their employees) during the term of this Agreement. Administrator and PTI shall indemnify, defend and hold the Clinic and its officers, shareholders, directors, employees, agents and consultants harmless from and against any and all liabilities, losses, damages, claims, causes of action and expenses (including reasonable attorneys' fees), not covered by insurance (including self-insured insurance and reserves), whenever arising or incurred, that are caused or asserted to have been caused, directly or indirectly, by or as a result of the performance of any intentional acts, negligent acts or omissions by Administrator and/or its





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

shareholders, employees and/or subcontractors (other than the Clinic or its employees) during the term of this Agreement.

             SECTION 9.6 GUARANTY. PTI hereby guarantees, absolutely and unconditionally, the prompt performance by Administrator of all of its obligations due to the Clinic under this Agreement.

                                  ARTICLE 10.

                              Term and Termination

             SECTION 10.1 TERM OF AGREEMENT. This Agreement shall commence on the date hereof and shall expire on the 40th anniversary hereof unless earlier terminated pursuant to the terms of either Section 10.3 or Section 10.4 or automatically extended pursuant to the terms of Section 10.2

             SECTION 10.2 EXTENDED TERM. Unless earlier terminated as provided for in either Section 10.3 or Section 10.4, the term of this Agreement shall be automatically extended for additional terms of five (5) years each, unless either party delivers to the other party, not less than twelve (12) months nor earlier than fifteen (15) months prior to the expiration of the preceding term, written notice of such party's intention not to extend the term of this Agreement.


             SECTION 10.3 TERMINATION BY THE CLINIC. The Clinic may terminate this Agreement by giving written notice thereof to Administrator (after the giving of any required notices and the expiration of any applicable waiting periods set forth below) upon the occurrence of any of the following events:

             (a) Administrator or PTI shall admit in writing its inability to generally pay its debts when due, apply for or consent to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets, file a petition in bankruptcy or make an assignment for the benefit of creditors, or upon other action taken or suffered by Administrator or PTI, voluntarily or involuntarily, under any federal or state law for the benefit of creditors, except for the filing of a petition in involuntary bankruptcy against Administrator or PTI which is dismissed within sixty (60) days thereafter.

             (b) Administrator or PTI shall default in the performance of any material duty or material obligation imposed upon it by this Agreement and such default shall continue for a period of sixty (60) days after written notice thereof has been given to Administrator by the Clinic, provided that the Clinic may terminate this Agreement, if and only if, such termination shall have been approved by the affirmative vote of the holders of two-thirds of the interest of the equity holders of the Clinic.

             (c) A law firm with nationally recognized expertise in health care law and acceptable to the parties hereto renders an opinion to the parties hereto that (i) a material provision of this Agreement is in violation of applicable law or any court or regulatory agency enters an order finding





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

a material provision of this Agreement is in violation of applicable law and
(ii) this Agreement can not be amended pursuant to Section 11.6 hereof to cure such violation.

             (d) A default by PTI or its affiliates in the performance of any material duty or material obligation imposed upon it by the Master Transaction Agreement or any greement executed pursuant thereto, which default shall continue for a period of sixty (60) days after written notice has been given to PTI by the Clinic.

             SECTION 10.4 TERMINATION BY ADMINISTRATOR. Administrator may terminate this Agreement by giving written notice thereof to the Clinic (after the giving of and required notices and the expiration of any applicable waiting periods set forth below) upon the occurrence of any of the following events:

             (a) The Clinic shall admit in writing its inability to generally pay its debts when due, apply for or consent to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets, file a petition in bankruptcy or make an assignment for the benefit of creditors, or upon other action taken or suffered by the Clinic, voluntarily or involuntarily, under any federal or state law for the benefit of debtors, except for the filing of a petition in involuntary bankruptcy against the Clinic which is dismissed within sixty (60) days thereafter.

             (b) The Clinic shall default in the performance of any material duty or material obligation imposed upon it by this Agreement, and such default shall continue for a period of sixty (60) days after written notice thereof has been given to the Clinic by Administrator.

             (c) A law firm with nationally recognized expertise in health care law and acceptable to the parties hereto renders an opinion to the parties hereto that (i) a material provision of this Agreement is in violation of applicable law or any court or regulatory agency enters an order finding a material provision of this Agreement is in violation of applicable law and (ii) this Agreement can not be amended pursuant to Section
11.6 hereof to cure such violation.

             (d) The Clinic or any Physician Employee (i) engages in any conduct or is formally accused of conduct for which the Physician Employees' license to practice medicine reasonably would be expected to be subject to revocation or suspension, whether or not actually revoked or suspended, or (ii) is otherwise disciplined by any licensing, regulatory or professional entity or institution, the result of any of which event described in clause (i) or (ii) does or reasonably would be expected to materially adversely affect the Clinic.

             SECTION 10.5 EFFECTIVE DATE OF TERMINATION. Any termination of this Agreement shall be effective (the "Termination Date") as follows:

             (a) Immediately upon receipt of a termination notice pursuant to Section 10.3, Section 10.4 or Section 3.12 (a "Termination Notice"); or





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             (b) Upon the expiration of this Agreement pursuant to Section 10.1 and 10.2.

             SECTION 10.6 PURCHASE OF ASSETS. Upon the termination of this Agreement, subject to the provisions set forth below, the Clinic shall have the option to, and Administrator shall have the option to require the Clinic to:

             (a) Purchase from Administrator or its Affiliates, as the case may be, at Fair Market Value, all tangible assets of Administrator or its Affiliates that relate primarily to the Clinic, other than Administrator's or its Affiliates' accounting and financial records (the "Purchase Assets"), including, but not limited to, without duplication, (i) all equipment, furniture, fixtures, furnishings, inventory, supplies, improvements, additions and leasehold improvements utilized by the Clinic, (ii) any real estate owned by Administrator or its Affiliates that is occupied by or used for the benefit of the Clinic, and (iii) all other tangible assets that would be set forth on a balance sheet of Administrator or its Affiliates prepared as of the date of the Purchase Closing relating primarily to the Clinic; and

             (b) Assume all of the Administrator's and Affiliates' liabilities, debt, payables and other obligations (including lease and other contractual obligations), or portions thereof, which relate directly or are directly attributable to the Clinic ( the "Clinic Related Liabilities").

             The Clinic shall be able to exercise its option under this Section (unless this Agreement is terminated pursuant to either Section 10.4(a), 10.4(b) or 10.4(d)) and Administrator shall be able to exercise its option under this Section (unless this Agreement is terminated pursuant to either
Section 10.3(a) or 10.3(b) or 10.3(d)) (i) until the one-year anniversary of the date of termination if this Agreement is not terminated pursuant to either
Section 10.3(b), 10.3(d) or 10.4(b) and (ii) immediately if this Agreement is terminated pursuant to Section 10.3(b), 10.3(d) or 10.4(b), by giving written notice to the other party as required (the "Purchase Notice") on or prior to ninety (90) days before the Termination Date if this Agreement is terminated pursuant to Sections 10.1 and 10.2. In connection with the purchase and sale of the Purchase Assets pursuant to this Section 10.6, Administrator shall use its commercially reasonable efforts to cause the Purchase Assets to be conveyed free of any lien, claim or encumbrance, other than those arising out of the Clinic Related Liabilities.

             SECTION 10.7 TERMS OF PURCHASE. The closing of the transaction contemplated by Section 10.6 (the "Purchase Closing") shall occur (a) on the Termination Date if this Agreement expires pursuant to the terms of Sections
10.1 and 10.2, or (b) on a date mutually acceptable to the parties hereto that shall be within 180 days after receipt of a Termination Notice (or such later date as is necessary for Administrator to obtain lessor consents to the assignment to the Clinic of leases of real and personal property to be assumed by the Clinic). Subject to the conditions set forth below, at the Purchase Closing, Administrator and/or its Affiliates, as the case may be, shall transfer and assign the Purchase Assets to the Clinic, and in consideration therefor, the Clinic shall (a) pay to Administrator an amount in cash or, at the option of the Clinic (subject to the conditions set forth below), PTI Common Stock (valued at the last reported sale price of PTI Common Stock on the New York Stock Exchange or other exchange including the NASDAQ Stock Market, on which the PTI





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

Common Stock is then listed or the last quoted ask price on any over-the-counter market through which the PTI Common Stock is then quoted on the last mailing day immediately preceding the Purchase Closing), or some combination of cash and PTI Common Stock equal to the Fair Market Value of the Purchase Assets as of the Purchase Closing less an amount equal to the Clinic Related Liabilities (the "Purchase Price") and (b) assume the Clinic Related Liabilities. The Clinic may offset the Purchase Price by any amounts owed the Clinic by Administrator under this Agreement. Each party shall execute such documents or instruments as is reasonably necessary, in the opinion of each party and its counsel, to effect the foregoing transactions. The Clinic shall use its best efforts to cause each shareholder of the Clinic to execute such documents or instruments as may be necessary to cause the Clinic to assume the Clinic Related Liabilities and to release Administrator and/or its Affiliates, as the case may be, from any liability or obligation with respect thereto. In the event the Clinic desires to pay all or a portion of the Purchase Price in shares of PTI Common Stock, such transaction shall be subject to the satisfaction of each of the following conditions:

             (a) The holders of such shares of PTI Common Stock shall transfer to Administrator good, valid and marketable title to the shares of PTI Common Stock, free and clear of all adverse claims, security interests, liens, claims, proxies, options, stockholders' agreements and encumbrances;

             (b) The holders of such shares of PTI Common Stock shall make such representations and warranties as to title to the stock, absences of security interests, liens, claims, proxies, options, stockholders' agreements and other encumbrances and other matters as reasonably requested by Administrator; and

             (c) All other terms and conditions of any such proposed transaction and the effects thereof, including any legal or tax consequences, shall be reasonably satisfactorily to Administrator.

             SECTION 10.8 EXCEPTIONS TO PURCHASE. Notwithstanding anything contained herein to the contrary, Administrator shall not be obligated to sell the Purchase Assets to the Clinic if the Clinic is not able to pay the Purchase Price pursuant to the terms set forth above and assume the Clinic Related Liabilities at the Purchase Closing. In such event, the Clinic shall surrender the Purchase Assets to Administrator as of the Purchase Closing. If the Clinic fails to so surrender the Purchase Assets, Administrator may, without prejudice to any other remedy which it may have hereunder or otherwise, enter the Premises and take possession of the Purchase Assets and expel or remove the Clinic and any other person who may be occupying the Premises or any part thereof, by force if necessity, without being liable for prosecution or any claim for damages therefor.

             SECTION 10.9 EFFECT UPON TERMINATION. Upon the Termination Date, this Agreement shall terminate and shall be of no further force and effect; provided, however:

             (a) Administrator and PTI shall use their best efforts to cooperate with the Clinic for the appropriate transfer of management services. Administrator shall not object to the employment





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

by the Clinic of Administrator's or PTI's employees performing services solely for the Clinic and located at the offices of the Clinic.

             (b) Each party hereto shall provide the other party with reasonable access to books and records owned by it to permit such requesting party to satisfy reporting and contractual obligations which may be required of it.

             (c)                    On the Termination Date, the Clinic shall
(i) assign to Administrator, to the extent permitted by law, all accounts receivable included in Revenues that have not been collected and have been utilized and considered in the computation and payment of compensation to the Clinic Physicians, and (ii) pay to Administrator an amount equal to such accounts receivable (net of any related allowance for doubtful accounts recorded in accordance with GAAP) that are not assigned to Administrator by the Clinic. Any other amounts due and owing but unpaid to either Administrator or the Clinic as of the Termination Date shall be paid promptly by the appropriate party.

             (d) Any and all covenants and obligations of either party hereto which their terms or by reasonable implications are to be performed, in whole or in part, after the termination of this Agreement, shall survive such termination, including, without limitation, the obligations of the parties pursuant to the following Sections: 6.1(b), 6.1(c), 6.1(d), 6.2, 6.3, 9.5, Article 7 and the applicable provisions of Article 11.

                                  ARTICLE 11.

                               General Provisions

             SECTION 11.1 ASSIGNMENT. Administrator shall have the right to assign its rights hereunder without the consent of the Clinic to PTI or any direct or indirect wholly-owned subsidiary of Administrator or PTI (that remains a wholly-owned subsidiary of Administrator or PTI) so long as such assignment does not create any material economic obligations hereunder. The Clinic hereby agrees that Administrator has the right to grant a security interest in its right to receive payments hereunder to any lending institution from which Administrator or PTI obtains financing.

             SECTION 11.2 AMENDMENTS. This Agreement shall not be modified or amended except by a written document executed by both parties to this Agreement, and such written modification(s) or amendment(s) shall be attached hereto.

             SECTION 11.3 WAIVER OF PROVISIONS. Any waiver of any terms and conditions hereof must be in writing and signed by the parties hereto. The waiver of any of the terms and conditions of this Agreement shall not be construed as a waiver of any other terms and conditions hereof.

             SECTION 11.4 ADDITIONAL DOCUMENTS. Each of the parties hereto agrees to execute any document or documents that may be requested from time to time by the other party to implement or complete such party's obligations pursuant to this Agreement.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             SECTION 11.5 ATTORNEYS' FEES. If legal action is commenced by either party to enforce or defend its rights under this Agreement, the prevailing party in such action shall be entitled to recover its costs and reasonable attorneys' fees in addition to any other relief granted.

             SECTION 11.6 CONTRACT MODIFICATIONS FOR PROSPECTIVE LEGAL EVENTS. In the event any state or federal laws or regulations, now existing or enacted or promulgated after the date hereof, are interpreted by judicial decisions, a regulatory agency or legal counsel in such a manner as to indicate that this Agreement or any provision hereof may be in violation of such laws or regulations, the Clinic and Administrator shall amend this Agreement as necessary to preserve the underlying economic and financial arrangements between the Clinic and Administrator and without substantial economic detriment to either party. To the extent any act or service required of Administrator in this Agreement should be construed or deemed, by any governmental authority, agency or court, to constitute the practice of medicine, the performance of said act or service by Administrator shall be deemed waived and forever unenforceable and the provisions of this Section 11.6 shall be applicable. Neither party shall claim or assert illegality as a defense to the enforcement of this Agreement or any provision hereof, instead, any such purported illegality shall be resolved pursuant to the terms of this Section 11.6 and
Section 11.9.

             SECTION 11.7 PARTIES IN INTEREST; NO THIRD PARTY BENEFICIARIES. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder.

             SECTION 11.8 ENTIRE AGREEMENT. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

             SECTION 11.9 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

             SECTION 11.10 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF LOUISIANA.

             SECTION 11.11 NO WAIVER; REMEDIES CUMULATIVE. No party hereto shall by any act (except by written instrument pursuant to Section 11.3 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default in or breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any part shall be considered exclusive of any other remedy available to any party, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

             SECTION 11.12 ARBITRATION AND MEDIATION. The parties agree to utilize the following procedure with regard to any contention or claim arising out of or relating to this Agreement, or any breach thereof (a "Dispute"); provided, however, that the provisions in this Section 11.12. shall not be applicable to any LD Cause of Action or other cause of action assigned to Administrator pursuant to Section 6.3 or any Dispute or cause of action related thereto. If any Dispute cannot be settled through direct discussions, the parties hereto agree to endeavor first to resolve the Dispute through mediation in accordance with Section 11.12(a). If the Dispute cannot be resolved through such mediation, the parties hereto agree to resolve such Dispute by binding arbitration in accordance with Section 11.12(b).

             (a)            Mediation.

                            (i) Initiation of Procedure. The initiating party
                     shall give written notice to the other party, describing the nature of the Dispute and its claim for relief and identifying one or more individuals with authority to resolve the Dispute on such party's behalf. The other party shall have five (5) business days from receipt of such notice within which to designate in writing one or more individuals with authority to resolve the Dispute on such party's behalf.

                            (ii) Selection of Mediator. Within ten (10)
                     business days from the date of designation by the noninitiating party, the parties shall make a good faith effort to select a person to mediate the Dispute. If no mediator has been selected under this procedure, the parties shall jointly request the National Health Lawyers Association Alternative Dispute Resolution service to provide a list of qualified attorney-mediators. Within five (5) business days of receipt of the list, the parties shall rank the proposed mediators in numerical order of preference, simultaneously exchange such list, and select as the mediator the one who has the highest combined ranking. If such mediator is not available





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                     to serve, they shall proceed to contact the mediator who was next highest in ranking until they select a mediator.


                            (iii) Time and Place for Meditation; Parties
                     Represented. In consultation with the mediator selected, the parties shall promptly designate a mutually convenient time in Houma, Louisiana for the mediation, such time to be no later than sixty (60) days after selection of the mediator. In the mediation, each party shall be represented by persons with authority and discretion to negotiate a resolution of the Dispute, and may be represented by counsel.

                            (iv) Conduct of Mediation. The mediator shall
                     determine the format for the meetings and the mediation sessions shall be private. The mediator will keep confidential all information learned in private causes with any party unless specifically authorized by such party to make disclosure of the information to the other party. The parties agree that the mediation shall be governed by the applicable statutes, rules and/or regulations governing mediation in Houma, Louisiana.

                            (v) Fees of Mediator; Disqualification. The fees
                     and expenses of the mediator shall be shared equally by the parties. The mediator shall be disqualified as a witness, consultant, expert or counsel for any party with respect to the Dispute and any related matters.

                            (vi) Confidentiality. Mediation is a compromise
                     negotiation for purposes of federal and state Rules of Evidence that constitutes privileged communication under Louisiana law. The entire mediation process is confidential, and such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible in any proceeding for any purpose.

             (b)            Binding Arbitration.

                            (i) Following the close of any unsuccessful
                     mediation proceeding with respect to a Dispute, such Dispute shall, at the written request of either party, be finally determined and settled pursuant to arbitration in Houma, Louisiana by three arbitrators, one to be appointed by Administrator, and one by the Clinic, and a neutral arbitrator to be appointed by such two party-appointed arbitrators, The neutral arbitrator shall be an attorney and act as chairman. Should (x) either party fail to appoint an arbitrator as hereinabove contemplated within ten (10) days after the party not requesting arbitration has received such written request, or (y) the two arbitrators appointed by or on behalf of the parties as contemplated in this Section 11.12(b) fail to appoint a neutral arbitrator as hereinabove contemplated within ten
                     (10) days after the date of the appointment of the last arbitrator appointed by or on behalf of the parties, then the National Health Lawyers Alternative Dispute Resolution Service, upon application of Administrator or of the





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                     Clinic, shall appoint an arbitrator to fill such position with the same force and effect as though such arbitrator had been appointed as hereinabove contemplated.

                            (ii) The arbitration proceeding shall be conducted
                     in accordance with The Alternative Dispute Resolution Rules of the National Health Lawyers Association. A determination, award or other action shall be considered the valid action of the arbitrators if supported by the affirmative vote of two or three of the three arbitrators. The costs of arbitration (exclusive of attending the arbitration, and of the fees and expenses of legal counsel to such party, all of which shall be borne by such party) shall be shared equally by Administrator and the Clinic. The arbitration award shall be final and conclusive and shall receive full faith and credit and judgment upon such award may be entered and enforced in any court of competent jurisdiction.

             SECTION 11.13 COMMUNICATIONS. The Clinic and the Administrator agree that good communication between the parties is essential to the successful performance of this Agreement, and each pledges to communicate fully and clearly with the other on matters relating to the successful operation of the Clinic.

             SECTION 11.14 CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

             SECTION 11.15 GENDER AND NUMBER. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

             SECTION 11.16 REFERENCE TO AGREEMENT. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular Article, Section or provision of this Agreement, unless otherwise noted.

             SECTION 11.17 NOTICE. Whenever this Agreement requires or permits any notice, request, or demand from one party to another, the notice, request, or demand must be in writing to be effective and shall be deemed to be delivered and received (i) if personally delivered or if delivered by telex, telegram, facsimile or courier service, when actually received by the party to whom notice is sent or (ii) if delivered by mail (whether actually received or not), at the close of business on the third business day next following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate party of parties, at the address of such party set forth below (or at such other address as such party may designate by written notice to all other parties in accordance herewith):





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

      If to Administrator:  Physicians Trust, Inc.
                            1900 West Loop South, Suite 890
                            Houston, Texas 77027
                            Attention:  Robert F. Strange, Jr.
                            Telecopy:   (713) 622-2227

With a copy to:             Chamberlain, Hrdlicka, White,
                               Williams & Martin
                            1200 Smith Street, Suite 1400
                            Houston, Texas 77002
                            Attention:   Robert J. Viguet, Jr.
                            Telecopy:    (713) 658-2553

If to the Clinic:           Bayou Orthopedic Center, A Professional Medical
                               Corporation
                            869 Verret Street
                            Houma, Louisiana  70361
                            Attention:  A.D. Walker, Jr., M.D.
                            Telecopy:

With a copy to:             Duval, Funderburk, Sundbery, Lovell, Reeves &
                               Watkins
                            101 Wilson Avenue
                            Houma, Louisiana 70361
                            Attention:  Sidney C. Sundbery
                            Telecopy:  (504) 851-1490

             SECTION 11.18 INFLATION ADJUSTMENT. The dollar amounts indicated in Sections 3.2(c) and 3.5(a) shall be adjusted annually for inflation during the term of this Agreement based on the National Consumer Price Index.

             SECTION 11.19 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

             SECTION 11.20 DEFINED TERMS. Terms used in the Exhibits attached hereto with their initial letter capitalized and not otherwise defined therein shall have the meanings assigned to such terms in this Agreement.





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Clinic:

Bayou Orthopedic Center,
 A Professional Medical Corporation


By:__________________________________________
Name: _______________________________________
Title:_______________________________________


PTI/Administrator:

PHYSICIANS TRUST, INC.


By: _________________________________________
Name:        Robert F. Strange, Jr.
Title:       President





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                                  EXHIBIT 7.4
                               SECURITY AGREEMENT





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                                  SCHEDULE 3.3
                                   FACILITIES





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                                  SCHEDULE 4.1
                         PHYSICIAN EMPLOYMENT AGREEMENT





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                                  SCHEDULE 4.3
                                MEDICAL PRACTICE





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

                                SCHEDULE 4.9(C)
                                  CLINIC PLANS





____________________________________________________________
Management Services Agreement -
 Physicians Trust, Inc.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE "ACTS"), AND NO SUCH REGISTRATION IS CONTEMPLATED. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS, THIS PROMISSORY NOTE MAY NOT BE OFFERED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS.

                             PHYSICIANS TRUST, INC.

                                    $525,000

             SUBORDINATED NON-NEGOTIABLE PROMISSORY NOTE, SERIES A.


         This Promissory Note, issued to A.D. Walker, Jr., M.D. ("Holder"), is a duly authorized Promissory Note of PHYSICIANS TRUST, INC., a Delaware corporation (the "Company"), designated as its Subordinated Non-Negotiable Promissory Note, Series A, (such note is herein referred to as the "Series A Note" and all Subordinated Non-Negotiable Promissory Notes, Series A, shall be referred to herein as "Series A Notes"), issued in connection with the transactions contemplated by that certain Master Transaction Agreement, by and among the Company, A.D. Walker, Jr., A.P.M.C. and A.D. Walker, Jr., M.D.,
dated as of ______________, 1997 (the "Master Transaction Agreement").   The
Company, for value received, hereby promises to pay to Holder, the principal sum of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($525,000), together with interest on the outstanding principal balance from day to day remaining at an annual rate equal to seven percent (7%). Interest shall be calculated on the basis of a 365-day year, or 366-day year, as appropriate, for the actual number of days elapsed. Except as specifically noted hereafter, the term "Holder" shall include any subsequent holders of this Series A Note whose names shall appear in the register to be kept by the Company of the holders of its notes (the "Note Register").

         The unpaid principal amount of this Series A Note shall be due and payable in three annual installments. The first two installments shall each be in the amount of ONE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($175,000), payable on ___________, 2000 and on __________, 2001. The third installment shall be in the amount of ONE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($175,000), payable on _____________, 2002. Interest on the principal of this Series A Note shall be due and payable annually, commencing on ___________, and, continuing regularly and annually on the 1st day of each
_________ until maturity. Except as otherwise provided herein, all sums of past-due principal shall bear interest

                                                                  ___________
                                                                  Initialed for
                                    1 of 8                        Identification
at the lesser of twelve percent (12%) per annum or the maximum rate of interest permitted by applicable law. Payment of the principal of and interest on this Series A Note will be made at the principal office of the Company in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Article 1. Equal Rank. All of the Series A Notes rank equally and ratably without priority over one another. All payments of interest on or principal of the Series A Notes shall be made to the holders thereof, pro rata according to the unpaid principal amount of the notes held by them.

         Article 2.  Subordination.

                 (a) This Series A Note, to the extent and in the manner hereinafter set forth, shall be subordinated and subject in right of payment to the prior payment in full of all principal of, premium, if any, and interest on Senior Debt (as defined herein at Article 2, subsection (f)).

                 (b) No payment on account of principal or interest on this Series A Note shall be made if, at the time of such payment or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal, premium, if any, or interest with respect to any Senior Debt or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, or interest) with respect to any Senior Debt or in the instruments or documents pursuant to which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not been cured or waived in writing by all holders of Senior Debt; provided, that such payments may be made if the holder or holders of Senior Debt have not accelerated the maturity thereof within a period of 90 days following the date of such default or event of default, as the case may be.

                 (c) Upon (i) any acceleration of the principal amount due on this Series A Note pursuant to the terms hereof or (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to the creditors of the Company upon any dissolution, winding up, total or partial liquidation or reorganization of the Company (whether voluntary or involuntary) or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium, if any, and interest due or to become due upon all Senior Debt shall first be paid in full, or payment thereof provided for in money or money's worth, before Holder shall be entitled to retain any assets so paid or distributed in respect thereof (for principal or interest); and upon any such dissolution, winding up, liquidation or reorganization, any payment of distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which Holder would be entitled, except for these provisions, shall be paid by the Company to any





                                                                  ___________
                                                                  Initialed for
                                        2 of 8                    Identification
         receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or to the holders of Senior Debt or their representatives, to the extent necessary to pay all Senior Debt in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holder of such Senior Debt, before any payment or distribution is made to Holder.

                 (d) In the event that, notwithstanding the provisions of the preceding paragraph, any such payment, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by Holder before all Senior Debt is paid in full, or provision made for such payment, in accordance with its terms, any such payment or distribution shall be held in trust for, and shall be paid over or delivered, to the holders of such Senior Debt or their representative(s), or to the trustee(s) under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt. Holder shall have no liability whatsoever for determining the order of priority among holders of Senior Debt, and shall fully discharge its obligations pursuant to this Note if it pays or delivers all amounts required to be paid or delivered pursuant hereto to any holders of Senior Debt.

                 (e) Nothing contained in these provisions is intended to or shall impair as between the Company, it creditors (other than the holders of Senior Debt) and Holder, the obligation of the Company, which shall, except as provided in Article 7, be absolute and unconditional, to pay to Holder the principal, and interest on this Series A Note, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of Holder and creditors of the Company (other than the holders of Senior Debt) nor shall anything herein prevent Holder from exercising all remedies otherwise permitted by applicable law, upon default, subject to the rights, if any, under these provisions of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                 (f) Senior Debt, as defined in this Series A Note, shall include: (i) all indebtedness of the Company for borrowed money or for the deferred purchase price of property or services, excluding any trade payables arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of the Company in connection with any letters of credit or acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem exchange, convert or otherwise acquire for value any capital stock of the Company, or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding,
         (ii) all obligations of the Company evidenced by





                                                                  ___________
                                                                  Initialed for
                                        3 of 8                    Identification
         bonds, notes, debentures, loan agreements, credit agreements, lines of credit or other similar instruments, (iii) every obligation of the Company issued or contracted for as payment in consideration of the purchase by the Company or an affiliate of the Company of the capital stock or substantially all of the assets of another person or in consideration for the merger or consolidation with respect to which the Company or an affiliate of the Company was a party, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, and (v) all obligations of the Company under any capital lease of real or personal property that, in accordance with generally accepted accounting principles, has been recorded on the balance sheet of the Company as a capitalized lease obligation; provided, however, that Senior Debt shall not include any such indebtedness that by its terms is subordinated to the Series A Notes or that is subordinated to all indebtedness to which the Series
         A Notes are subordinated in substantially like terms as the Series A Notes.

         Article 3. Prepayment. The Company may, at its sole option and discretion, after giving Holder 30 days' prior written notice of its intent to make such prepayment, prepay any amount of principal on this Series A Note (together with any interest accrued on such prepaid principal as of the date of such prepayment) at any time or from time to time. Holder agrees that upon any such prepayment, Holder shall make a notation of this Series A Note of all principal and interest so prepaid and the date of such prepayment.

         Article 4.  Transfer of the Notes.

                 (a) This Series A Note shall not be transferrable except in compliance with the provisions of the Acts in respect of the transfer of this Series A Note.

                 (b) This Series A Note and each note issued in exchange for or upon transfer of this Series A Note be stamped or otherwise imprinted with a legend in substantially the following form:

                 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (COLLECTIVELY, THE "ACTS"), AND NO SUCH REGISTRATION IS CONTEMPLATED. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS, THIS NOTE MAY NOT BE OFFERED, SOLD, TRANSFERRED,





                                                                  ___________
                                                                  Initialed for
                                        4 of 8                    Identification

                 OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS.

         Article 5.  Default.

                 (a) "Event of Default," wherever used herein, means any one of the following events:

                          (1) default in the payment of principal or interest when due on this Series A Note, even if caused by subordination, that is not cured by the Company within ten days; or

                          (2) the entry of a decree or order for relief by a court having jurisdiction in respect of the Company in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                          (3)     the commencement by the Company of a
                 voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

                 (b) If an Event of Default occurs, then and in every such case Holder may declare the principal of this Series A Note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable.

                 (c) The Company expressly waives all notices of nonpayment, demands for payment, presentations for payment, notices of intention to accelerate maturity, protest and notice of protest, and notices acceleration of the indebtedness due hereunder.

         Article 6. Collection Fees. If an Event of Default occurs, and this Series A Note is placed in the hands of an attorney for collection (whether or not suit is filed), or if this Series A Note is





                                                                  ___________
                                                                  Initialed for
                                        5 of 8                    Identification
collected by suit or legal proceedings or through bankruptcy proceedings, the Company agrees to pay in addition to all sums then due hereon, including principal and interest, all reasonable expenses of collection including reasonable attorneys' fees.

         Article 7. Setoff. In the event the Company shall be entitled, pursuant to the Master Transaction Agreement or otherwise, to any damages or other amounts to be paid by Holder to the Company, or to exercise any other setoff rights, the Company may, in its sole discretion and without prior notice to Holder, set off all or any such amounts against the principal or interest then outstanding under this Series A Note. The Company shall give notice to Holder that such amounts have been set off against the principal or interest of the Series A Note, and interest shall cease to accrue on any amount so set off against principal effective as of the date such notice is sent.

         Article 8. Amendments and Waivers. This Series A Note may be amended by written agreement of the Company and Holder. No waiver of the provisions hereof shall be effective unless agreed to in writing by the party against whom such waiver is asserted.

         Article 9. Usury Savings Clause. Notwithstanding any other provision of this Series A Note, it is the intention of the Company and Holder to conform strictly to applicable usury laws regarding the use, forbearance or detention of any indebtedness arising under this Series A Note whether such laws are now or hereafter in effect, including the laws of the United States of America or any other jurisdiction whose laws are applicable, and including any subsequent revisions to or judicial interpretations of those laws, in each case to the extent they are applicable to this Series A Note (the "Applicable Usury Laws"). Accordingly, if any payments made pursuant to this Series A Note result in any person having paid any interest in excess of the Maximum Amount, as hereinafter defined, or if any transaction contemplated hereby would otherwise be usurious under any Applicable Usury Laws, then, in that event, it is agreed as follows:
(i) the provisions of this Article shall govern and control; (ii) the aggregate of all interest under Applicable Usury Laws that is contracted for, charged or received under this Series A Note shall under no circumstances exceed the Maximum Amount, and any excess shall be promptly refunded to the payor by the recipient hereof; (iii) no person shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Amount; and (iv) the effective rate of any interest payable under this Series A Note shall be ipso facto reduced to the Highest Lawful Rate, as hereinafter defined, and the provisions of this Series A Note immediately shall be deemed reformed, without the necessity of the execution of any new document or instrument, so as to comply with all Applicable Usury Laws. All sums paid, or agreed to be paid, to any person pursuant to this Series A Note for the use, forbearance or detention of any indebtedness arising hereunder shall, to the fullest extent permitted by the Applicable Usury Laws, be amortized, pro rated, allocated and spread throughout the full term of any such indebtedness so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. As used herein, the term "Maximum Amount" means the maximum nonusurious amount of interest that may be lawfully contracted for, charged or received





                                                                  ___________
                                                                  Initialed for
                                        6 of 8                    Identification
by any person in connection with any indebtedness arising under this Series A Note under all Applicable Usury Laws, and the term "Highest Lawful Rate" means the maximum rate of interest, if any, that may be charged to any person under all Applicable Usury Laws on any principal balance from time to time outstanding pursuant to this Series A Note.

         Article 10. Severability Clause. In case any provision in this Series A Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Article 11. Notice. All notices to the Company required or permitted by this Series A Note shall be sufficient if given in writing and executed by Holder and if notice is required or permitted from more than one Holder, such notice may be executed in multiple counterparts. All such notices to the Company shall be delivered by registered or certified mail, return receipt requested, or personally delivered, to the Company at Physicians Trust, Inc. Inc., 1900 West Loop South, Suite 890, Houston, Texas 77027, Attention:
Chairman of the Board, or such other address as the Company may designate by written notice to Holder. Any notices by the Company to Holder shall be delivered by registered or certified mail, return receipt requested, to Holder at the address appearing in the Note Register. The address for Holder which shall appear in the Note Register shall initially be 869 Verret Street, Houma, Louisiana 70361, and may subsequently be changed by Holder by written notice to the Company given in accordance with this Article 11.

         Article 12. No Recourse against Others. This Series A note shall be the obligation of the Company only, and no recourse shall be had for the payment hereof or the interest hereon against any incorporator, stockholder, director or officer as such (whether past, present or future) of the Company or any successor entity whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty, or otherwise, all such liability of the incorporators, stockholders, directors and officers as such being expressly waived and released by Holder by the acceptance of this Series A Note.

         ARTICLE 13. GOVERNING LAW. THIS SERIES A NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUSIVE OF ANY SUCH LAW UNDER WHICH THE LAW OR ANY OTHER JURISDICTION WOULD APPLY.

         Article 14. Construction. The headings and captions used in this Series A Note are inserted solely for convenience in locating the provisions of this Series A Note and not as an aid in construction. The plural usage of a word shall be deemed to include the singular thereof and vice versa. Each gender shall be deemed to include the other genders.





                                                                  ___________
                                                                  Initialed for
                                        7 of 8                    Identification

         IN WITNESS WHEREOF, the Company has caused this Series A Note to be signed by its duly authorized officer and its corporate seal to be affixed hereto and attested by its Secretary, on the _____ day of ________________, 1997.

                                       PHYSICIANS TRUST, INC.



                                       By:
                                          ------------------------------------
                                                Robert F. Strange, Jr.
                                                Chairman of the Board and
                                                Chief Executive Officer





                                                                  ___________
                                                                  Initialed for
                                        8 of 8                    Identification

                         PHYSICIAN EMPLOYMENT AGREEMENT

         THIS PHYSICIAN EMPLOYMENT AGREEMENT (the "AGREEMENT") is made and entered into this _____ day of ________________, 1997, by and between A.D. Walker, Jr., M.D., whose mailing address is 869 Verret Street, Houma, Louisiana 70361 (hereinafter "PHYSICIAN"), and Bayou Orthopedic Center, A Professional Medical Corporation, a Louisiana professional medical corporation, having its principal office at 869 Verret Street, Houma, Louisiana 70361 (hereinafter "CLINIC").

                              W I T N E S S E T H:

         This Agreement is made and entered into under the following circumstances:

         (1) Whereas the Clinic is engaged in the business of owning and operating a medical practice; and

         (2) Whereas the Clinic desires, on the terms and conditions stated herein, to employ the Physician as a clinic physician specializing in the practice of orthopedics; and

         (3) Whereas the Physician desires, on the terms and conditions stated herein, to be employed by the Clinic; and

         (4) Whereas, the Physician was formerly employed by A.D. Walker, Jr. (A.P.M.C.), a Louisiana professional medical corporation ("Old Clinic").

         NOW, THEREFORE, in consideration of the foregoing recitals, and of the promises, covenants, terms and conditions contained herein, the parties hereto agree as follows:

         1. Employment and Term. Subject to earlier termination as provided for in Section 13 hereof, the Clinic employs Physician, and Physician hereby accepts employment with the Clinic commencing [__________] (hereinafter the "EFFECTIVE DATE") and continuing for a period of five (5) years (hereinafter the "TERM OF EMPLOYMENT"). Upon the expiration of the initial term, the Term of Employment shall automatically be renewed for successive one
(1) year periods, not to exceed fifteen (15), commencing upon the fifth anniversary of the Effective Date, unless Physician gives written notice of intent not to renew not less than nine (9) months, nor more than one (1) year, prior to the then current Term of Employment.

         2. Duties and Qualifications. Physician shall provide orthopedic medical services to patients, on behalf of Clinic, at the Clinic's office located at 869 Verret Street, Houma, Louisiana 70361 or such other locations in the Houma, Louisiana area as requested by Clinic (hereinafter collectively referred to as the "FACILITY"), in accordance with the laws of the State of Louisiana (the "STATE") and the principles of medical ethics of the American Medical Association.

         During the Term of Employment, Physician will practice medicine as an employee of Clinic on a full-time basis and will perform such other duties as are reasonably assigned to Physician from time to time by the Board of Directors of Clinic ("BOARD OF DIRECTORS"). Such duties shall include, without limitation:

                 a. Physician shall devote Physician's full professional time, attention, and energies to rendering professional services at the Facility and at such other places in Houma, Louisiana and its surrounding areas as may be designated from time to time by Clinic and to administrative duties related to such practice;

                 b. Physician shall provide "on duty" and "on call" services on an equal rotating basis with other physician employees of Clinic, and shall provide "on call" services at those hospitals and other facilities that are designated from time to time in Clinic's business plan or as otherwise agreed to by Physician;

                 c. Physician agrees to keep and maintain (or cause to be kept and maintained) on a timely basis appropriate records relating to all professional services rendered by Physician hereunder and to attend to all billing reports, claims, and correspondence required in connection with Physician's services rendered under this Agreement;

                 d. Physician agrees to promote, by entertainment or otherwise, to the extent permitted by law and the applicable canons of professional ethics and applicable parts of this Agreement, the professional practice of Clinic;

                 e. Physician will, to a reasonable extent, attend professional conventions and post-graduate seminars and participate in professional societies in conjunction with the covenants and agreements contained herein, and will do all things reasonably desirable to maintain and improve Physician's professional skills;

                 f. Physician shall be and remain duly licensed by the State to practice medicine without restriction and shall comply with and be controlled and governed by, and otherwise perform services hereunder in accordance with, applicable law and the ethics and standards of care of the medical community or communities in which Physician shall from time to time provide services;

                 g. For the purpose of permitting the Clinic and/or its management services provider to purchase key man life insurance covering Physician and naming Clinic and/or its management services provider as exclusive beneficiaries, Physician agrees to any action reasonably required to obtain such insurance, including submitting to a physical examination if required by any carrier proposing to provide such insurance;

                 h. Physician shall at all times comply with the policies and procedures adopted by Clinic's Board of Directors from time to time, and shall perform such other duties as Clinic and Physician may from time to time mutually agree; and

                 i. Nothing herein shall authorize Clinic to impose employment duties or constraints of any kind which would require Physician to infringe the ethics of the medical profession or violate any local ordinance or other law. Further, Physician shall be permitted to invest Physician's personal assets and manage Physician's personal investment portfolio in such a form and manner as will not require any professional or business services on Physician's part to any third party, or conflict with the provisions of Section 16 or 17 of this Agreement.

         3. Professional Judgment. Physician will be free to exercise Physician's own judgment regarding the treatment of any particular patient. Physician, however, agrees to observe and comply with the rules, regulations, policies and procedures of Clinic as adopted from time to time by the Board of Directors.

         4. Status of Physician. The parties expressly acknowledge that Physician, in the performance of services hereunder, is an employee of Clinic. Accordingly, Clinic shall deduct from all compensation paid to Physician pursuant to this Agreement any sums required to be deducted by law or any other requirement of any governmental body.

         5. Professional Fees. Physician acknowledges that Clinic shall be entitled to all fees generated by Physician pursuant to professional services rendered on behalf of Clinic hereunder, and all such fees shall be and remain the property of Clinic. Physician expressly and irrevocably transfers, assigns, and otherwise conveys to Clinic all right, title, and interest of Physician in and to any fees, whether in cash, goods, or other items of value, resulting from or incident to Physician's practice of medicine pursuant to this Agreement during the term hereof and hereby appoints Clinic as attorney-in-fact for collection of same or otherwise enforcing Physician's interests therein.

         6. Outside Professional Activities. Any fees or other honoraria received by Physician for speaking engagements or other outside activities shall be the property of Clinic, unless specifically excluded on Schedule A attached hereto.

         7.      Salary.   During the Term of Employment, the amount of salary
to which Physician shall be entitled ("Physician's Salary") will equal sixty-five percent (65%) of the difference between Revenues attributable to Physician for the prior month and Physician's allocated portion of the prior month's Clinic Expenses, such product to then be reduced by the allocated portion of Excluded Clinic Expenses attributable to Physician (other than compensation payable to such Physician). This amount shall be payable in accordance with Clinic's regular payroll policy. In the month following each anniversary of Physician's employment, the Clinic shall calculate the extent to which payments made to Physician with respect to the preceding twelve-month period have been greater than or less than the Physician's Salary calculated as provided above with respect to such period. To the extent such payments have been less than the amount of Physician's Salary, the Clinic will pay the Physician the amount of such shortfall within thirty days following such anniversary. To the extent such payments have been greater than the amount of Physician's Salary, the Clinic shall be entitled to set off the amount of such excess payments against subsequent payroll checks to be issued to Physician; provided, however, that the amount of such payroll reduction will not be considered in determining whether payments to Physician have been greater than or less than Physician's Salary with respect to the year in which such payroll reductions are made. Upon termination of Physician's Term of Employment pursuant to this Agreement, Physician or Clinic, as applicable, will make a cash payment to the other party to this Agreement within 60 days after such termination in the amount required, if any, so that Physician shall have received a salary hereunder equivalent to the applicable Physician's Salary over the Term of Employment; provided further, however, that cash amounts due and payable to any party hereunder may be set off against payments due from the payee thereof under any other provision of this agreement. For purposes of this Employment Agreement, "REVENUES," "PHYSICIAN EMPLOYEES," "CLINIC PHYSICIAN STOCKHOLDER," "CLINIC EXPENSES" and "EXCLUDED CLINIC EXPENSES" shall have the meaning assigned in the Management Services Agreement, a copy of which is attached as Schedule B. "REVENUES ATTRIBUTABLE TO PHYSICIAN" shall include all Revenue derived from services provided by all Physician Employees in association with Physician, including each physician employed by the Clinic who is not also a stockholder of the Clinic; provided, however, that all Revenue derived from each Physician Employee shall be allocated to Physician or to another Clinic Physician Stockholder, and no Revenue shall be allocated to more than one Clinic Physician Stockholder. All Clinic Expenses and all Excluded Clinic Expenses incurred in connection with Revenue attributable to Physician shall be allocated to Physician, including all such expense related to Physician Employees associated with Physician.

         8. Ancillary Profits. During each year of the Term of Employment, Physician may receive a distribution of the profit from Ancillary Services offered by the Clinic, the frequency and amount of which shall be determined in the sole discretion of the Clinic.

         9. Vacation/Personal Time. Physician shall be entitled to leave for vacation, illness, disability and educational purposes as provided on the attached Schedule C. Unused holidays and days of vacation may not be carried over from one fiscal year to another. Clinic and Physician shall mutually agree on the scheduling of Physician's vacation, holiday and leave time, and all vacation, holiday and leave time shall be subject to Physician's obligation to make arrangements with Clinic's other professional employees for on-call coverage.

         10. Fringe Benefits. In addition to any other rights Physician may have hereunder, Clinic shall provide to Physician, as a Clinic Expense, the cost of maintaining Physician's professional license and the fringe benefits as set forth on the attached Schedule D except that the retirement benefits shall be an Excluded Clinic Expense. Clinic may provide such additional fringe benefits for the benefit of Physician as Clinic may determine in its reasonable discretion; provided, however, that all such additional fringe benefits shall be deemed Excluded Clinic Expenses, as such term is defined in the Management Services Agreement, attributable to such Physician for the purposes of this Agreement and the Management Services Agreement.

         11. Professional Meetings and Continuing Medical Education. Physician shall be entitled to attend professional meetings and continuing medical education conferences as provided on Schedule C.

         12.     Professional Liability Insurance.

                 a.       Minimum Policy.   During the Term of Employment, the
Clinic shall maintain in force and effect for the remainder of their outstanding terms, all professional liability insurance policies, if any, which
are transferred from Old Clinic to the Clinic.   All documents evidencing the
transfer of such policies shall be in a form acceptable to Administrator (as hereinafter defined). At all times during the Term of Employment other than when such transferred policies are in effect, the Clinic shall maintain and keep in force professional liability insurance "claims made" policies of acceptable form in the State providing coverage for Physician and Clinic with limits of not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence, and not less than Three Million and No/100 Dollars ($3,000,000.00) in the aggregate for each policy year. For purposes of this Agreement, "acceptable form" shall mean any form reasonably acceptable to Physician, Clinic and the Administrator (as hereinafter defined). The policy shall be placed with insurance companies reasonably acceptable to Clinic which are authorized by the State Insurance Department to issue such policies in the State and which have an A.M. Best rating of A:IX or better (except for any such policies transferred from Old Clinic, if any, and except as otherwise agreed) and such policies shall name both the Clinic and Physician as named insureds. Physician shall cooperate fully with Clinic and such insurance companies in order to obtain such professional liability insurance policy.

                 b. Tail Coverage. Upon termination of Physician's employment with Clinic for any reason whatsoever, whether voluntary or involuntary, Clinic shall obtain or maintain a professional liability insurance "tail" coverage policy in an amount not less than the limits of the professional liability insurance policy in effect with respect to Physician immediately prior to Physician's termination. Such tail coverage policy shall provide coverage of Physician and Clinic for all occurrences and events during Physician's employment with Clinic. The cost of such policy shall be a Clinic Expense and as such shall be accrued and charged ratably over the final twelve months of Physician's Term of Employment or such shorter period of Physician's Term of Employment which remains at the time such termination is made known to Clinic. Upon termination of Physician's Term of Employment, any portion of the cost of such policy which has not been accrued as a Clinic Expense shall be included as a Clinic Expense in determining the amount of the final cash payment, if any, which may be required to be made by Physician or Clinic, as applicable, to the other party pursuant to Section 7 of this Agreement to cause net cash distributions to Physician to be equivalent to Physician's Salary over the Term of Employment.

                 c. Indemnification. Physician hereby agrees to defend, indemnify and hold Clinic harmless from and against any uninsured loss, claim, suit, expense or obligation arising out of or resulting from Physician's actual or alleged malpractice in the performance of medical services pursuant to this Agreement, to the extent such loss, claim, suit, expense or obligation is not reimbursed by insurance coverage.

                 d. Loss of Professional Liability Insurance. Clinic may immediately suspend Physician from practice under this Agreement if, due to any act or omission of Physician, medical professional liability insurance as specified in (a) above cannot reasonably be obtained for Physician or if Physician's medical professional liability insurance is canceled, suspended, revoked or terminated, and Physician shall not be reinstated or permitted to practice at Clinic's business until such time as the medical professional liability insurance for Physician is reinstated to the satisfaction of Clinic. Physician will notify Clinic within twenty-four (24) hours of receipt by Physician of any notice or information that Physician's professional liability insurance has been canceled, terminated, revoked or suspended.

         13. Termination. Notwithstanding any other provisions of this Agreement, the Term of Employment shall terminate upon:

                 a.       the death of Physician; or,

                 b. upon Physician's "disability" (For purposes of this Agreement, the term "DISABILITY" shall mean the inability of Physician, arising out of any medically determinable physical or mental impairment, to perform the services required of him hereunder for a period of sixty (60) consecutive days during which sixty (60) day period Physician's compensation hereunder shall continue); or,

                 c. at Clinic's option, immediately upon the existence of "cause." For purposes of this Agreement, the term "CAUSE" shall be defined as:

                 (1) failure of Physician to perform the duties required of him in this Agreement in a manner satisfactory to Clinic, in Clinic's sole discretion; provided, however, that the Term of Employment shall not be terminated pursuant to this subparagraph (1) unless Clinic first gives Physician a written notice ("NOTICE OF DEFICIENCY"). The Notice of Deficiency shall specify the deficiencies in Physician's performance of his duties. Physician shall have a period of thirty (30) days, commencing on receipt of the Notice of Deficiency, in which to cure the deficiencies contained in the Notice of Deficiency. In the event Physician does not cure the deficiencies to the satisfaction of Clinic, in its sole discretion, within such thirty (30) day period, the Clinic shall have the right to immediately terminate the Term of Employment and this Agreement. The provisions of this subparagraph (1) may be invoked by Clinic any number of times and cure of deficiencies contained in any Notice of Deficiency shall not be construed as a waiver of this subparagraph (1) nor prevent the Clinic from issuing any subsequent Notices of Deficiency;

                 (2) any dishonesty by Physician in his dealings with the Clinic, the commission of fraud by Physician, or negligence in the performance of the duties of Physician;

                 (3) the arrest or conviction (or plea of guilty or nolo contendere) of Physician of any felony or other crime involving dishonesty or moral turpitude;

                 (4) any violation of any covenant or restriction contained in Section 16 or Section 17 hereof;

                 (5) unlawful use of narcotics or other controlled substances, or use of alcohol or other drugs in a manner the Clinic reasonably determines to be adverse to the best interests of the Clinic;

                 (6) failure of Physician to maintain Physician's license and authorization to practice as a physician in the State;

                 (7) failure of Physician to maintain his status as Board certified in Physician's specialty area of practice;

                 (8) if, due to any act or omission of Physician, the medical professional liability insurance required by Section 12(a) of this Agreement cannot be reasonably obtained or maintained, or if, due to any act or omission of Physician, such medical professional liability insurance is canceled, terminated or revoked.

                 (9) for all purposes of this Agreement, termination for "cause" shall be deemed to have occurred in the event of Physician's resignation when, because of existing facts and circumstances, subsequent termination for "cause" can reasonably be foreseen.

                 d. the termination of Physician's Term of Employment by Physician (other than by death, disability or nonrenewal), or if Physician, acting alone or in collusion with other members of the Clinic, the Clinic's board of directors or other governing body of the Clinic, effects a termination of Physician's Term of Employment without "cause" as defined above (collectively, a "Physician Termination").

         Except as otherwise provided in Section 13(b), in the event of termination of Physician's Term of Employment pursuant to this Section 13, Physician or Physician's estate, as appropriate, shall be entitled to receive (in addition to any fringe benefits payable upon death in the case of Physician's death) the salary provided for in Section 7 hereof (prorated on a daily basis) and any Ancillary Profits provided for in Section 8 hereof (determined as provided in Section 8), up to and including the effective date of termination.

         14. Effects of Termination. In the event of termination of the Term of Employment pursuant to this Agreement for any reason, including non-renewal, neither party shall have any further obligations hereunder except for (i) obligations accruing prior to the date of termination and (ii) obligations, promises, or covenants contained herein which are expressly made to extend beyond the term of this Agreement, including, without limitation, confidentiality of information, indemnities and Physician's covenants not to compete and to pay damages (which covenants and agreements shall survive the termination or expiration of the Term of Employment). If the Physician's employment terminates prior to the end of the initial term or any renewal of the Term of Employment, any compensation owed to Physician shall continue to be calculated based on the formula for compensation under this Agreement, and such sum shall be payable in full satisfaction of any and all rights to compensation arising under this Agreement and shall be in lieu of any claims for accounts receivable. The termination of the Term of Employment, for whatever reason, shall not extinguish those obligations of Physician specified in the Restrictive Covenants (hereinafter defined), nor shall the same extinguish the right of either party to bring an action, either in law or in equity, for breach of this Agreement by the other party.

         Except in the event of a Physician Termination, notwithstanding any other provision of this Agreement, if Physician's Term of Employment is terminated without cause, all obligations hereunder shall terminate except for
(i) obligations accruing prior to termination; (ii) provisions of Sections 12, 14, 15, and 17 of this Agreement, and (iii) other provisions of this Agreement to the extent that they relate to the interpretation of rights and obligations of the parties arising under the provisions described in clauses (i) and (ii) or the enforcement of such rights and obligations.

         15. Transition Following Notice of Termination. Following any notice of termination or nonrenewal of employment hereunder, whether given by Clinic or Physician, Physician will fully cooperate with Clinic in all matters relating to the winding up of Physician's pending work on behalf of Clinic and the orderly transfer of such work to the other professional employees of Clinic. On or after the giving of notice of termination hereunder and during any notice period, Clinic will be entitled to such full-time or part-time services of Physician as Clinic may reasonably require, and Clinic will specifically have the right to terminate the active services of Physician at the time such notice is given and to pay to Physician the compensation due to him under this Agreement for the duration of the notice period.

         16. Non-Competition. During the Term of Employment and for a continuous period of two (2) years thereafter commencing upon expiration or termination of the Term of Employment, regardless of any termination pursuant to Section 13 or any voluntary termination or resignation by Physician, Physician shall not, without the written consent of Clinic, individually or jointly with others, directly or indirectly, whether for his own account or for that of any other person or entity, own or hold any ownership or voting interest in any person or entity engaged in a business the same as or similar to any business of the Clinic, or in a business which competes in any manner whatsoever with the business of Clinic or Clinic's Facility (other than any ownership interest in the Administrator under the Management Services Agreement attached as Schedule B hereto) and which is located or intended to be located anywhere within a radius of twenty-five (25) miles of any office of Clinic and Physician shall not act as an officer, director, employee, partner, independent contractor, principal, agent, proprietor, or in any other capacity for, nor lend any assistance (financial, managerial, professional or otherwise) or cooperation to, nor perform any services for, any such person or entity (other than any ownership interest in the Administrator under the Management Services Agreement attached as Schedule B hereto). Notwithstanding the above, in the event Physician completes seven years of service with the Clinic and PTI (or any of its affiliates) is not then the Administrator, then there shall be no non-competition restrictions on Physician upon expiration or termination of Term of Employment.

         17. Non-Disclosure; Non-Solicitation. Except in the performance of his duties hereunder, at no time during the Term of Employment or at any time thereafter shall Physician, individually or jointly with others, for the benefit of Physician or any third party, publish, disclose, use or authorize anyone else to publish, disclose or use, any secret or confidential material or information relating to any aspect of the business or operations of the Clinic or any information regarding the business methods, business policies, procedures, techniques, or trade secrets, or other knowledge or processes of or developed by Clinic (and/or any other Physician or agent of Clinic), any affiliate of the Clinic, any entity in which the Clinic has an interest, including, without limitation, any secret or confidential information relating to the business, customers, financial position, trade or industrial practices, trade secrets, technology or know-how of the Clinic. Moreover, during the Term of Employment, Physician shall not act as an officer, director, employee, partner, independent contractor, consultant, principal, agent, proprietor, owner or part owner of, or in any other capacity for, nor lend any assistance (financial, managerial or otherwise) or cooperation, to, any person or entity (other than Clinic or the Administrator) which employs any person or hires or contracts with, as a consultant or other independent agent or independent contractor, any person or entity (other than Physician) who was employed by or acted as an agent for, consultant to, or independent contractor of the Clinic, any affiliate of the Clinic, or any entity in which the Clinic has an interest, at any time during the Term of Employment, nor shall Physician employ any such person or induce or attempt to influence any such person to terminate employment with Clinic.

         18. Reasonableness of Restrictions; Reformation; Enforcement. The parties hereto recognize and acknowledge that the geographical and time limitations contained in Sections 16 and 17 hereof (hereinafter the "RESTRICTIVE COVENANTS") are reasonable and properly required for the adequate protection of the Clinic's interest. Physician acknowledges that the Clinic will provide to Physician confidential information concerning the Clinic's business methods and operating practices in reliance on the covenants contained in the Restrictive Covenants. It is agreed by the parties hereto that if any portion of the restrictions contained in the Restrictive Covenants are held to be unreasonable, arbitrary or against public policy, then the restrictions shall be considered divisible, both as to the time and to the geographical area, with each month of the specified period being deemed a separate period of time and each radius mile of the restricted territory being deemed a separate geographical area, so that the lesser period of time or geographical area shall remain effective so long as the same is not unreasonable, arbitrary or against public policy. The parties hereto agree that in the event any court of competent jurisdiction determines the specified period or the specified geographical area of the restricted territory to be unreasonable, arbitrary or against public policy, a lesser time period or geographical area which is determined to be reasonable, nonarbitrary and not against public policy may be enforced against Physician. If Physician shall violate any of the covenants contained herein and if any court action is instituted by the Clinic to prevent or enjoin such violation, then the period of time during which the Physician's business activities shall be restricted, as provided in this Agreement, shall be lengthened by a period of time equal to the period between the date of the Physician's breach of the terms or covenants contained in this Agreement and the date on which the decree of the court disposing of the issues upon the merits shall become final and not subject to further appeal.

         19. No Remedy at Law. With respect to the covenants and agreements of Physician set forth in the Restrictive Covenants, the parties agree that a violation of such covenants and agreements will cause irreparable injury to Clinic for which Clinic will not have an adequate remedy at law, and that Clinic shall be entitled, in addition to any other rights and remedies it may have, at law or in equity, to obtain an injunction to restrain Physician from violating, or continuing to violate, such covenants and agreements. In the event Clinic does apply for such an injunction, Physician shall not raise as a defense thereto that the Clinic has an adequate remedy at law.

         20. Liquidated Damages. The parties agree that in the event of a Physician Termination or as a result of the termination of the Term of Employment by New Clinic for cause (as defined in Section 13), the costs and damages to Clinic, though substantial, would be difficult to precisely determine. Therefore, the parties agree that in the event of such termination, Physician shall pay to Clinic, not as a penalty, but as the parties' reasonable estimate of the costs and other damages resulting to Clinic in connection with such termination, liquidated damages in an amount equal to the nine (9) months of Clinic Expenses attributable to Physician next preceding the termination of this Agreement, which amount is the best estimate of the expenses to continue to be incurred while Physician is fully replaced. Such damages shall be payable on demand by Clinic.

         21. Billing Services. Clinic shall have sole responsibility and authority for preparation of billings for, and collection of income generated from, Physician's practice of medicine and the operation of the Facility and, pursuant to this Agreement, the delegated authority to request, demand, collect, receive and provide receipts for all income on behalf of Physician including any payment or reimbursement from governmental agencies and insurance carriers on account of medical services provided to patients of the Facility. Physician will utilize the Clinic's provider numbers to bill on behalf of Physician for payment and reimbursement from governmental agencies and insurance carriers. All funds collected from operation of the Facility and from Physician's practice of medicine hereunder shall be the sole property of Clinic and shall be deposited into Clinic's account and Clinic shall have sole authority to make disbursements therefrom, including refunds and repayment of payments received in error.

         22. Representations of Physician. Physician hereby makes the following representations to Clinic, each of which is material and is being relied on by Clinic and shall be true as of the date hereof and throughout the Term of Employment.

                 a. Qualifications. Physician is, and will continue to be, duly licensed to practice medicine in the State of Louisiana, is Board certified by the __________________________________________________, agrees to participate and does participate in a continuing medical education program, and agrees to obtain and maintain an American Medical Association C.M.E. certificate or its equivalent.

                 b. Factual Information. Any and all factual information furnished by Physician to Clinic is true and accurate in every material respect as of the date on which such information was furnished.

                 c. Professional Conduct. Physician has and will continue to conduct his professional activities in accordance and compliance with any and all laws, regulations and ethical and professional standards applicable thereto.

                 d. Authority. Physician has full power and authority to enter into this Agreement and perform all obligations hereunder. The execution and performance of this Agreement by

Physician will not constitute a breach or violation of any covenant, agreement or contract to which Physician is a party or by which Physician is bound.

         23. Prior Acts and Omissions of Physician. Physician represents and warrants to Clinic that, as of the Effective Date, there is no pending or threatened litigation or proceeding against Physician relating to Physician's practice of medicine except as listed on the attached Schedule E. Clinic shall not, and this Agreement is not intended to and shall not be construed in any way as to cause Clinic to, assume any liabilities of Physician for the acts or omissions of Physician relating to periods prior to the Effective Date, and Physician shall indemnify and hold Clinic harmless from and against any liability in respect thereof.

         24.     Patient Records, Books, Office Equipment, Etc.

                 a. Patient Records. All patient records shall at all times be and remain Clinic's property; provided, however, that upon termination of Physician's Term of Employment, Clinic shall provide Physician, at Physician's expense, access to and copies of such records relating to medical services performed at Clinic's business by Physician during the term hereof, if so requested by the patient or if required by Physician in defense of any professional liability claim.

                 b. Equipment and Supplies. Clinic shall provide for Physician's use of all professional instruments, books, office equipment and other property reasonably necessary, in Clinic's discretion, for Physician's practice of medicine under this Agreement. All instruments, equipment, furniture, furnishings, supplies, samples, forms, charts, logs, brochures, patient records, policies and procedures, contracts and any other property, materials or information furnished by Clinic are and shall remain the sole property of Clinic. Upon termination of Physician's Term of Employment, Physician shall return all such property to Clinic.

         25. Assignability. This Agreement and the rights and duties created hereunder shall not be assignable or delegable by Physician. Clinic may, at Clinic's option and without consent of Physician, assign its rights and duties hereunder to any successor entity or transferee of Clinic's assets.

         26. Notices. All notices or other communications provided for herein to be given or sent to a party by the other party shall be deemed validly given or sent if in writing and mailed, postage prepaid, by registered or certified United States mail or hand delivered or sent by facsimile, addressed to the parties at their addresses hereinabove set forth. Any party may give notice to the other parties at any time, by the method specified above, of a change in the address at which, or the person to whom, notice is to be addressed.

         27. Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant or provision hereof. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable, such provision shall be deemed limited by construction in scope and effect to the minimum extent necessary to render the same valid and enforceable, and, in the event such a limiting construction is impossible, such invalid or unenforceable provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

         28. Waiver. The failure of a party to enforce any term, provision or condition of this Agreement at any time or times shall not be deemed a waiver of that term, provision or condition for the future, nor shall any specific waiver of a term, provision or condition at one time be deemed a waiver of such term, provision or condition for any future time or times.

         29. Parties. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, legal representatives, and proper successors and assigns, as the case may be.


         30. Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of Louisiana, without giving effect to the principles of comity or conflicts of laws thereof. Each party hereto agrees to submit to the personal jurisdiction and venue of the state and federal courts having jurisdiction over Terrebonne Parish, Louisiana, for a resolution of all disputes arising in connection with the interpretation, construction, and enforcement of this Agreement, and hereby waives the claim or defense therein that such courts constitute an inconvenient forum.

         31. Captions. The captions of this Agreement have been assigned thereto for convenience only, and shall not be construed to limit, define or modify the substantive terms hereof.

         32. Entire Agreement; Counterparts. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter hereof, and supersedes all prior agreements, memoranda, correspondence, conversations and negotiations. This Agreement may be executed in several counterparts that together shall constitute but one and the same Agreement.

         33. Costs of Enforcement. In the event it is necessary for any party to retain the services of an attorney or to initiate legal proceedings to enforce the terms of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party, in addition to all other remedies, all costs of such enforcement, including reasonable attorneys' fees and costs and including trial and appellate proceedings.

         34. Gender. Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender masculine, feminine or neuter, as the context indicates is appropriate.

         35. Third-Party Beneficiary. The parties acknowledge and agree that PHYSICIANS TRUST, INC, a Delaware corporation ("ADMINISTRATOR"), has entered into a Management Services Agreement with the Clinic in the form attached as Schedule B, and that Physician and Administrator, together with certain other parties, have entered into a Master Transaction Agreement with Clinic in reliance on the covenants of Physician contained in Sections 16 and 17 hereof. Physician acknowledges and agrees that Administrator has entered into the Master Transaction Agreement, purchased assets and incurred expenses in order to fulfill its obligations pursuant to the Management Services Agreement, and otherwise detrimentally relied upon Physician's agreement to perform his obligations pursuant to terms of this Agreement, and that the Administrator's agreement to pay Physician the consideration described in the Master Transaction Agreement was made in reliance on Physician's commitment to provide services as an employee of the Clinic pursuant to the terms of this Agreement for the Term of Employment. Accordingly, Clinic and Physician agree that Administrator is a specific intended third-party beneficiary of such covenants, who shall be independently entitled to the benefit thereof and shall have an independent right to enforce same. In addition, Clinic and Physician covenant and agree for the benefit of Administrator that this Agreement shall not be terminated, modified or amended without the prior written consent of Administrator.

         Physician acknowledges and agrees that in the event of termination of this Agreement, and in connection with any violation of this Agreement on the part of Physician, Clinic may, upon request of Administrator, assign any cause of action and/or rights that it may have hereunder to the Administrator, including Clinic's rights, if any, to recover liquidated damages from Physician. Physician acknowledges and agrees, that in the event of any such assignment, Administrator shall be entitled to set off liquidated damages and other amounts payable by Physicians hereunder which have been assigned to Administrator against amounts payable by Administrator to Physician under the terms of the Master Transaction Agreement.




                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first written above.

                                        PHYSICIAN:



                                        ---------------------------------------
                                        A.D. Walker, Jr., M.D.

                                        CLINIC:

                                        BAYOU ORTHOPEDIC CENTER, A
                                        PROFESSIONAL MEDICAL CORPORATION,
                                        a Louisiana professional medical
                                        corporation


                                        By:
                                                 ------------------------------
                                        Name:
                                                 ------------------------------
                                        Title:
                                                 ------------------------------


ACKNOWLEDGED:

    PHYSICIANS TRUST, INC.,
    a Delaware corporation


    By:
       ----------------------------------
    Printed Name:  Robert F. Strange, Jr.
    Title:  President

                                   SCHEDULE A

                        OUTSIDE PROFESSIONAL ACTIVITIES


         Any fees or honoraria received by Physician for or related to professional activities performed by Physician at Physician Surgery Center, an outpatient surgery center.

                                   SCHEDULE B

                         MANAGEMENT SERVICES AGREEMENT

                                   SCHEDULE C

                                 LEAVE POLICIES


1. Physician's vacation on a per annum basis shall consist of thirty (30) days per year, not including holidays during the year observed by the Clinic, or other days during the particular year on which the Clinic is closed. Physician shall be entitled to ten (10) days per year for sick leave/personal time and ten (10) days per year to attend professional meetings and continuing medical education conferences.

                                   SCHEDULE D

                                    BENEFITS


Insurance - Health                                 $8,500

Journals/Magazines                                 $3,500

Dues/Memberships/Licenses                          $3,000

CME Allowance (including travel)                   $3,500

Automobile Mileage Reimbursement                   At the applicable IRS
                                                   rate

Participation in the Clinic's retirement plan

                                   SCHEDULE E

                               PENDING LITIGATION


                                     [NONE]